      As filed with the Securities and Exchange Commission on June 13, 2002

                                                     1933 Act File No.
                                                                       ---------

                                                     1940 Act File No. 811-21048

================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2



[X]      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ]      PRE-EFFECTIVE AMENDMENT NO. ___

[ ]      POST-EFFECTIVE AMENDMENT NO. ___

                                       AND

[ ]      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[X]      AMENDMENT NO. 4

                       AIM SELECT REAL ESTATE INCOME FUND
                Enter Name of Registrant as Specified in Charter

                11 GREENWAY PLAZA, SUITE 100, HOUSTON, TX 77046
            Address of Principal Executive Offices (Number, Street,
                            City, State and Zip Code)

                                 (800) 347-1919
               Registrant's Telephone Number, including Area Code

                                ROBERT H. GRAHAM
                11 GREENWAY PLAZA, SUITE 100, HOUSTON, TX 77046
             Name and Address (Number, Street, City, State and Zip
                           code) of Agent for Service

                          COPIES OF COMMUNICATIONS TO:

                  Ofelia Mayo, Esquire                                               Martha J. Hays, Esquire
                  A I M Advisors, Inc.                                        Ballard Spahr Andrews & Ingersoll, LLP
              11 Greenway Plaza, Suite 100                                        1735 Market Street, 51st Floor
                   Houston, TX 77046                                               Philadelphia, PA 19103-7599

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.

        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                              PROPOSED
                                                               MAXIMUM       PROPOSED MAXIMUM
    TITLE OF SECURITIES BEING           AMOUNT BEING       OFFERING PRICE   AGGREGATE OFFERING        AMOUNT OF
            REGISTERED                   REGISTERED           PER UNIT             PRICE         REGISTRATION FEE(1)
----------------------------------- ---------------------- ---------------- -------------------- ---------------------

Auction Rate
Preferred Shares
Series M................                     100               $25,000          $2,500,000              $230*

Series W................                     100               $25,000          $2,500,000              $230*

Series T.................                    100               $25,000          $2,500,000              $230*

Series F.................                    100               $25,000          $2,500,000              $230*


*    Estimated solely for the purpose of calculating the registration fee.

(1)  Transmitted prior to filing.


         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED JUNE 13, 2002

                                                                    [33-Act No.]
                                                                       811-21048

PROSPECTUS

[AIM LOGO]

                                  $___________

                       AIM SELECT REAL ESTATE INCOME FUND
                     Auction Rate Preferred Shares ("ARPS")
                           _____ ARPS SERIES M SHARES
                           _____ ARPS SERIES W SHARES
                           _____ ARPS SERIES T SHARES
                           _____ ARPS SERIES F SHARES
                    Liquidation Preference $25,000 Per Share

                            -------------------------

         Investment Objectives. The Fund is a recently organized, non-diversified, closed-end management investment company.

                  o The Fund's primary investment objective is high current income; and

                  o The Fund's secondary investment objective is capital appreciation.

         Portfolio Contents. Under normal market conditions, the Fund will invest:

                  o at least 90% of its total assets in income-producing common stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies (companies, including real estate investment trusts ("REITs"), that generally derive at least 50% of their revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate, or have at least 50% of their assets invested in such real estate); and

                  o at least 80% of its total assets in income-producing equity securities issued by REITs.

         In addition, the Fund may:

                  o invest in non-investment grade securities, including non-investment grade debt securities (commonly known as "junk bonds"), as well as non-investment grade preferred and convertible preferred shares, although the Fund will not invest in non-investment grade securities if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade securities; and

                  o use leverage in an effort to maximize returns of the Fund through the issuance of ARPS, commercial paper or notes and/or borrowing in an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing.

         THERE CAN BE NO ASSURANCE THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVES. FOR MORE INFORMATION ON THE FUND'S INVESTMENT STRATEGIES, SEE "THE FUND'S INVESTMENTS" AND "RISKS."

             _________________________ (continued on following page)

         THE FUND'S INVESTMENT POLICY OF INVESTING IN REAL ESTATE COMPANIES, INCLUDING REITS, AND ITS USE OF LEVERAGE INVOLVE A HIGH DEGREE OF RISK. YOU COULD LOSE SOME OR ALL OF YOUR INVESTMENT. SEE "RISKS" BEGINNING ON PAGE __.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            -------------------------

                                                                         Per Share                      Total
                                                                         ---------                      -----

Public Offering Price                                                    $  25,000                   $___________
Sales Load (1)                                                          [$     250]                  $___________
Proceeds to Fund (2) (before expenses)                                  [$  24,750]                  $___________

----------

(1) For a description of all commissions and other compensation paid to the underwriters, see "Underwriting."

(2) Not including offering expenses payable by the Fund estimated to be $__________.

         The Fund is offering _____, _____, _____ and _____ shares of ARPS Series M, W, T and F, respectively. The shares of each series are collectively referred to in this Prospectus as ARPS. ARPS have a liquidation preference of $25,000 per share, plus any accumulated, unpaid dividends. ARPS also have priority over the Fund's common shares as to distribution of assets as described in this Prospectus. The dividend rate for the initial dividend rate period will be ___%, ___%, ___%, and ___% for ARPS Series M, W, T and F shares, respectively. The initial rate period is from the date of issuance through __________, 2002 for ARPS Series M shares, __________, 2002 for ARPS Series W shares, __________, 2002 for ARPS Series T shares and __________, 2002 for ARPS Series F shares. For subsequent rate periods, ARPS pay dividends based on a rate set at auction, usually held every 7 days. Prospective purchasers should carefully review the auction procedures described in this Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell ARPS based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. ARPS are not listed on an exchange. You may only buy or sell ARPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market if such a market is maintained by certain broker-dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity.

         You should read this Prospectus, which contains important information about the Fund that you ought to know before deciding whether to invest, and retain it for future reference. A Statement of Additional Information, dated __________, 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page ____ of this Prospectus, by calling 1-800-347-4246 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov).

         ARPS do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

         YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH DIFFERENT INFORMATION. THE FUND IS NOT MAKING AN OFFER OF THESE SECURITIES IN ANY STATE WHERE THE OFFER IS NOT PERMITTED. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROSPECTUS IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE ON THE FRONT OF THIS PROSPECTUS.

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

PROSPECTUS SUMMARY................................................................................................1
FINANCIAL HIGHLIGHTS.............................................................................................13
THE FUND.........................................................................................................14
USE OF PROCEEDS..................................................................................................14
CAPITALIZATION...................................................................................................14
PORTFOLIO COMPOSITION............................................................................................15
THE FUND'S INVESTMENTS...........................................................................................15
USE OF LEVERAGE..................................................................................................22
INTEREST RATE TRANSACTIONS.......................................................................................23
RISKS............................................................................................................25
MANAGEMENT OF THE FUND...........................................................................................34
DESCRIPTION OF ARPS..............................................................................................37
THE AUCTION......................................................................................................52
DESCRIPTION OF BORROWINGS........................................................................................56
DESCRIPTION OF COMMON SHARES.....................................................................................56
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST...................................................................57
TAX MATTERS......................................................................................................58
CUSTODIAN AND TRANSFER AGENT.....................................................................................59
UNDERWRITING.....................................................................................................60
LEGAL OPINIONS...................................................................................................61
AVAILABLE INFORMATION............................................................................................61
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS................................................................61

                               PROSPECTUS SUMMARY

         This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus, Statement of Additional Information and the Fund's Statement Establishing and Fixing the Rights and Preferences of Auction Rate Preferred Shares (the "Statement") attached as Appendix A to the Statement of Additional Information. Capitalized terms used but not defined in this Prospectus shall have the meanings given to such terms in the Fund's Amended and Restated Declaration of Trust (the "Declaration"), including the Statement. References in this Prospectus to the Declaration shall also be deemed to include the Statement.

The Fund............................................      AIM Select Real Estate Income Fund (the "Fund") is a
                                                          recently organized, non-diversified, closed-end management investment company. See "The Fund." The Fund has two
                                                          authorized classes of shares: common shares and preferred
                                                          shares. ARPS are preferred shares. The Fund's common
                                                          shares, $0.001 par value ("Common Shares"), are traded on
                                                          the New York Stock Exchange under the symbol "RRE." See
                                                          "Description of Common Shares." As of __________, 2002,
                                                          the Fund had __________ Common Shares outstanding and net
                                                          assets of $__________.

The Offering........................................      The Fund is offering _____, _____, _____, and _____ shares of ARPS Series M, W, T and F, respectively, each at a
                                                          purchase price of $25,000 per share. ARPS are being
                                                          offered by the underwriters listed under "Underwriting."

Investment Objectives...............................      The Fund's primary investment objective is high current
                                                          income. Capital appreciation is a secondary investment
                                                          objective. There can be no assurance that the Fund's
                                                          investment objectives will be achieved. The Fund's
                                                          investment objectives are fundamental and cannot be
                                                          changed by the Fund's Board of Trustees without
                                                          shareholder approval. See "The Fund's Investments."

Investment Strategies ..............................      Under normal market conditions, the Fund will invest at
                                                          least 90% of its total assets in income-producing common
                                                          stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate
                                                          Companies, including REITs. A "Real Estate Company" is a

                                                          company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate
                                                          (or has at least 50% of its assets invested in such real
                                                          estate).

                                                          At least 80% of the Fund's total assets will be invested
                                                          under normal market conditions in income producing equity
                                                          securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in
                                                          income-producing real estate or in real estate related
                                                          loans (such as mortgages) or other interests. REITs
                                                          generally pay relatively high dividends (as compared to
                                                          other types of companies) and the Fund intends to use these
                                                          REIT dividends in an effort to meet its primary objective
                                                          of high current income. The Fund will primarily invest in
                                                          Equity REITs, which invest the majority of their assets
                                                          directly in real property and derive their income primarily from REITs.

                                                          The Fund may invest up to 20% of its total assets in U.S.
                                                          Government obligations, as well as debt securities,
                                                          including convertible debt securities, issued by Real
                                                          Estate Companies.

                                                          The preferred shares, convertible preferred shares and debt securities in which the Fund may invest are sometimes
                                                          collectively referred to in this Prospectus as "Ratable
                                                          Securities." The Fund may invest in Ratable Securities that are below investment grade quality, including unrated
                                                          securities determined by the Fund's investment adviser or
                                                          subadviser to be of comparable quality to Ratable
                                                          Securities. The Fund will not invest in non-investment
                                                          grade Ratable Securities (including non-investment grade
                                                          unrated securities) if, as a result of such investment,
                                                          more than 20% of the Fund's total assets would be invested in non-investment grade Ratable Securities (including
                                                          non-investment grade unrated securities).

                                                          The Fund may invest up to 10% of its total assets in
                                                          securities of non-U.S. issuers located in

                                                          industrialized countries.

                                                          The Fund will not invest more than 10% of its total assets in illiquid securities. The Fund will not invest more than
                                                          10% of its total assets in the securities of any one issuer other than the U.S. Government.

                                                          In anticipation of or in response to adverse market
                                                          conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of
                                                          affiliated money market funds, or bonds or other debt
                                                          securities. As a result, the Fund may not achieve its
                                                          investment objective.

                                                          The Fund may invest in interest rate swap or interest rate cap transactions in connection with the Fund's use of
                                                          leverage. See "Use of Leverage" and "Interest Rate
                                                          Transactions." The Fund may also purchase or sell futures
                                                          or options on futures to hedge interest rate risks. See
                                                          "The Fund's Investments" and "Risks."

Use of Leverage.....................................      The Fund will use leverage through the issuance of ARPS.
                                                          The Fund may also use leverage through the issuance of
                                                          commercial paper or notes and/or borrowing by the Fund
                                                          (collectively, "Borrowings") in an aggregate amount of up
                                                          to 30% of the Fund's total assets after such issuance
                                                          and/or borrowing. Any such Borrowings would likely have
                                                          seniority over ARPS. Payments to the holders of ARPS in
                                                          liquidation or otherwise will be subject to the payment of all outstanding indebtedness, including Borrowings.

                                                          ARPS will have seniority over the Common Shares and the
                                                          issuance of ARPS will leverage the Fund's Common Shares.

Interest Rate Transactions..........................      In connection with the Fund's use of leverage through the
                                                          sale of ARPS and Borrowings, the Fund may enter into
                                                          interest rate swap or cap transactions. The use of
                                                          interest rate swaps and

                                                          caps is a highly specialized activity that involves
                                                          investment techniques and risks different from those
                                                          associated with ordinary portfolio security transactions.
                                                          The Fund may also purchase or sell futures contracts or
                                                          options on futures contracts to hedge interest rate risks.
                                                          Depending on the state of interest rates in general, the
                                                          Fund's use of interest rate instruments could enhance or
                                                          harm the overall performance of the Common Shares. See "Use of Leverage" and "Interest Rate Transactions."

Investment Adviser and Subadviser...................      A I M Advisors, Inc. ("AIM") will be the Fund's investment adviser. AIM has acted as an investment advisor since its
                                                          organization in 1976. Today, AIM, together with its
                                                          subsidiaries, advises or manages over 150 investment
                                                          portfolios, including the Fund, encompassing a broad range of investment objectives.

                                                          INVESCO Institutional (N.A.), Inc. ("INVESCO") will be the
                                                          Fund's subadviser. The real estate division of INVESCO
                                                          commenced operations in 1983 and manages or provides
                                                          advisory services in private real estate and publicly
                                                          traded real estate securities.

                                                          AIM and INVESCO are both subsidiaries of AMVESCAP, PLC
                                                          ("AMVESCAP"), an international investment management
                                                          company that manages more than $400 billion in assets
                                                          worldwide as of March 31, 2002. AMVESCAP is based in
                                                          London, with money managers located in Europe, North and
                                                          South America and the Far East. INVESCO is the North
                                                          American institutional division of AMVESCAP.

                                                          AIM will receive an annual fee, payable monthly, in a
                                                          maximum amount equal to 0.90% of the sum of the Fund's
                                                          average daily net assets attributable to Common Shares,
                                                          plus assets attributable to any ARPS that may be
                                                          outstanding, plus the principal amount of any Borrowings
                                                          ("Managed Assets"). AIM has contractually agreed to waive a portion of its annual management fees in the amount of
                                                          0.30% of average daily Managed Assets of the Fund for the
                                                          first 5 full years of the Fund's operations, 0.20% in year
                                                          6 and 0.10% in year 7. See "Management of the Fund."

                                                          AIM will pay a portion of its net management fee to
                                                          INVESCO. See "Management of the Fund."

                                                          The Fund's investment management fees and other expenses,
                                                          including expenses incurred in the issuance of ARPS and/or
                                                          Borrowings, are paid by the Common Shareholders and not by holders of ARPS. See "Use of Leverage."

Trading Market......................................      ARPS are not listed on an exchange. Instead, you may buy
                                                          or sell ARPS at an auction that normally is held every
                                                          seven days by submitting orders to a broker-dealer that
                                                          has entered into an agreement with the Fund's auction
                                                          agent (a "Broker-Dealer"), or to a broker-dealer that has
                                                          entered into a separate agreement with a Broker-Dealer.
                                                          In addition to the auctions, Broker-Dealers and other
                                                          broker-dealers may maintain a secondary trading market in
                                                          ARPS outside of auctions, but may discontinue this
                                                          activity at any time. There is no assurance that a
                                                          secondary market will develop or, if developed, will
                                                          provide shareholders with liquidity or that the trading
                                                          price in any secondary market would be $25,000. You may
                                                          transfer shares outside of auctions only to or through a
                                                          Broker-Dealer, or a broker-dealer that has entered into a
                                                          separate agreement with a Broker-Dealer.

                                                          The table below shows the first auction date for each
                                                          series of ARPS and the day on which each subsequent auction will normally be held for each series of ARPS. The first
                                                          auction date for each series of ARPS will be the business
                                                          day before the dividend payment date for the initial rate
                                                          period for each series of ARPS.

                                                          The start date for subsequent rate periods normally will be the business day following the auction date unless the
                                                          then-current rate period is a special rate period, or the
                                                          day that normally would be the auction date or the first
                                                          day of the subsequent rate period is not a business day.

                                                                               FIRST AUCTION           SUBSEQUENT
                                                             SERIES                DATE                 AUCTION
                                                             ------            -------------           ----------

                                                                M               __________                Monday
                                                                W               __________              Wednesday
                                                                T               __________               Thursday
                                                                F               __________                Friday


Dividends and Rate Periods..........................     The table below shows the dividend rate for the initial
                                                         rate period of ARPS offered in this Prospectus. For
                                                         subsequent rate periods, ARPS will pay dividends based on a rate set at auctions, normally held every 7 days. In most
                                                         instances dividends are also paid every 7 days, on the day following the end of the rate period. The Applicable Rate
                                                         that results from an Auction will not be lower than 70% of the applicable AA Composite Commercial Paper Rate (the
                                                         "Minimum Rate") (for a dividend period of 28 days or fewer)
                                                         or greater than 150% (the "Maximum Rate") of the applicable
                                                         AA Composite Commercial Paper Rate (for a Dividend Period
                                                         of fewer than 184 days) or the applicable Treasury Index
                                                         Rate (for a Dividend Period of 184 days or more) at the
                                                         close of business on the Business Day next preceding such
                                                         Auction Date. There shall be no Minimum Rate for a Dividend
                                                         Period of more than 28 days. See "Description of ARPS --
                                                         Dividends and Dividend Periods -- Determination of Dividend
                                                         Rate" and "The Auction."

                                                         The table below also shows the date from which dividends on
                                                         ARPS will accumulate at the initial rate, the dividend
                                                         payment date for the initial rate period and the day on
                                                         which dividends will normally be paid. If the day on which dividends otherwise would be paid is not a business day,
                                                         then dividends will be paid on the first business day that falls after that day.

                                                         Finally, the table below shows the number of days of the
                                                         initial rate period for ARPS. Subsequent rate periods
                                                         generally will be 7 days. The dividend payment date for
                                                         special rate periods of more than 7 days will be set out in the notice designating a special rate period. See
                                                         "Description of ARPS -- Dividends and Dividend Periods --
                                                         Notification of Dividend Periods."

                                                             DIVIDEND                          NUMBER OF
                                        DATE OF            PAYMENT DATE       SUBSEQUENT        DAYS OF
                    INITIAL         ACCUMULATION AT         FOR INITIAL        DIVIDEND         INITIAL
    SERIES       DIVIDEND RATE       INITIAL RATE         DIVIDEND PERIOD     PAYMENT DAY       PERIOD
    ------       -------------      ---------------       ---------------     -----------      ---------

      M                                                                          Monday
      W                                                                        Wednesday
      T                                                                         Thursday
      F                                                                          Friday


Ratings.................................                  It is a condition of the Underwriter's obligation to
                                                          purchase ARPS that ARPS require a rating of "Aaa" from
                                                          Moody's, "AAA" from S&P and/or AAA from Fitch.

Restrictions on Dividend                                  If the Fund issues any Borrowings that constitute senior
Redemption and Other                                      securities representing indebtedness (as defined in the
     Payments...........................                  Investment Company Act of 1940 (the "1940 Act"), under the
                                                          1940 Act, the Fund would not be permitted to declare any
                                                          dividend on ARPS unless, after giving effect to such
                                                          dividend, asset coverage with respect to the Fund's
                                                          Borrowings that constitute senior securities representing
                                                          indebtedness, if any, is at least 200%. In addition, the
                                                          Fund would not be permitted to declare any distribution on or purchase or redeem ARPS unless, after giving effect to
                                                          such distribution, purchase or redemption, asset coverage
                                                          with respect to the Fund's Borrowings that constitute
                                                          senior securities representing indebtedness, if any, is at least 300%. Dividends or other distributions on or
                                                          redemptions or purchases of ARPS would also be prohibited
                                                          at any time that an event of default under the Borrowings, if any, has occurred and is continuing. See "Description
                                                          of ARPS -- Restrictions on Dividend, Redemption and Other
                                                          Payments."

Asset Maintenance.......................                  The Fund must maintain Eligible Assets having an
                                                          aggregated Discounted Value at least equal to ARPS Basic
                                                          Maintenance Amount as of each Valuation Date. The Fund
                                                          also must maintain asset coverage for ARPS on a
                                                          non-discounted basis of at least 200% as of the last
                                                          business day of each month. See "Description of ARPS --
                                                          Asset Maintenance."

                                                          The Discount Factors and guidelines for calculating the
                                                          Discounted Value of the Fund's portfolio for purposes of
                                                          determining whether ARPS Basic Maintenance Amount has been satisfied have been established by Moody's, Fitch and/or
                                                          S&P in connection with the Fund's receipt from Moody's,
                                                          Fitch and/or S&P of a Credit Rating of "Aaa," "AAA" and/or
                                                          "AAA," respectively, with respect to ARPS on their Date of
                                                          Original Issue.

                                                          The Fund estimates that on the Date of Original Issue, the
                                                          1940 Act ARPS Asset Coverage, based on the composition of
                                                          its portfolio as of June 30, 2002, after giving effect to
                                                          the issuance of ARPS ($__________) and the deduction of
                                                          sales loads and estimated offering expenses for such shares
                                                          ($__________), will be _____%.

                                                          In addition, there may be additional asset coverage
                                                          requirements imposed in connection with any Borrowings.

Redemption..............................                  Although the Fund will not ordinarily redeem ARPS, it may
                                                          be required to redeem shares if, for example, the Fund
                                                          does not meet an asset coverage ratio required by law or
                                                          to correct a failure to meet a Rating Agency guideline in
                                                          a timely manner. The Fund voluntarily may redeem ARPS in
                                                          certain circumstances. See "Description of ARPS --
                                                          Redemption."

Liquidation Preference..................                  The liquidation preference of the shares of each series of
                                                          ARPS will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon. See "Description of ARPS --
                                                          Liquidation."

Voting Rights...........................                  Except as otherwise indicated, holders of ARPS have one
                                                          vote per share and vote together with holders of Common
                                                          Shares as a single class.

                                                          In connection with the election of the Board of Trustees,
                                                          the holders of outstanding preferred shares, including
                                                          ARPS, as a class, shall be entitled to elect two trustees
                                                          of the Fund. The holders of outstanding Common Shares and
                                                          ARPS, voting together as a single class, shall elect the
                                                          remainder. However, upon the Fund's failure to pay
                                                          dividends on preferred shares, including ARPS, in an amount equal to two full years of dividends, the holders of
                                                          preferred shares, including ARPS, have the right to elect, as a class, the smallest number of additional Trustees as
                                                          shall be necessary to assure that a majority of the
                                                          Trustees has been elected by the holders of preferred
                                                          shares, including ARPS. The terms of the additional
                                                          trustees shall end when the Fund pays or provides for all
                                                          accumulated and unpaid dividends. See "Description of ARPS
                                                          -- Voting Rights."

Federal Income Taxes....................                  Distributions with respect to ARPS will generally be
                                                          subject to U.S. federal income taxation. Because the
                                                          Fund's portfolio income will consist principally of
                                                          dividend income from REITs, which is not eligible for a
                                                          dividends received deduction, corporate investors in ARPS
                                                          generally will not be entitled to the 70% dividends
                                                          received deduction. The Internal Revenue Service ("IRS")
                                                          currently requires that a regulated investment company,
                                                          which has two or more classes of stock, allocate to each
                                                          such class proportionate amounts of each type of its
                                                          income (such as ordinary income and capital gain) based
                                                          upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends
                                                          each year to allocate ordinary income dividends and
                                                          capital gain dividends between its Common Shares and ARPS
                                                          in proportion to the total dividends paid to each class
                                                          during or with respect to such year. See "Tax Matters."

Special Risk Considerations.........................      Risk is inherent in all investing. Therefore, before
                                                          investing you should consider certain risks carefully when you invest in the Fund. The primary risks of investing in
                                                          ARPS are:

                                                          o    if an auction fails you may not be able to sell some
                                                               or all of your shares;

                                                          o    because of the nature of the market for ARPS, you may
                                                               receive less than the price you paid for your shares
                                                               if you sell them outside of the auction, especially
                                                               when market interest rates are rising;

                                                          o    a Rating Agency could downgrade ARPS, which could
                                                               affect liquidity, if any;

                                                          o    the Fund may be forced to redeem your shares to meet
                                                               regulatory or Rating Agency requirements or may
                                                               voluntarily redeem your shares in certain
                                                               circumstances;

                                                          o    in certain circumstances the Fund may not earn
                                                               sufficient income from its investments to pay
                                                               dividends;

                                                          o    ARPS will be junior to any Borrowings;

                                                          o    any Borrowings may constitute a substantial lien and
                                                               burden on ARPS by reason of its prior claim against
                                                               the income of the Fund and against the net assets of
                                                               the Fund in liquidation;

                                                          o    if the Fund leverages through Borrowings, the Fund may
                                                               not be permitted to declare dividends or other
                                                               distributions with respect to ARPS or purchase ARPS
                                                               unless at the time thereof the Fund meets certain
                                                               asset coverage requirements and the payments of
                                                               principal and of interest on any such Borrowings are
                                                               not in default.

                                                          No History of Operations. The Fund is a recently organized, non-diversified, closed-end management investment company
                                                          with no history of operations.


                                                          Investment Risk. An investment in the Fund is subject to
                                                          investment risk, including the possible loss of the entire principal amount that you invest.

                                                          Non-Diversification Risk. The Fund is classified as
                                                          "non-diversified" under the 1940 Act. As a result, it can
                                                          invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. The Fund will
                                                          therefore be more susceptible than a more widely
                                                          diversified fund to any single corporate, economic,
                                                          political or regulatory occurrence. To help control this
                                                          risk, the Fund will not invest more than 10% of its total
                                                          assets in the securities of any one issuer. See "The Fund's
                                                          Investments" and "Risks - Non-Diversified Status."

                                                          Anti-Takeover Provisions. The Fund's Declaration and Bylaws
                                                          include provisions that could limit the ability of other
                                                          entities or persons to acquire control of the Fund or
                                                          convert the Fund to an open-end fund. See "Certain
                                                          Provisions in the Declaration of Trust" and "Risks -
                                                          Anti-Takeover Provisions."

                                                          Real Estate Risks. The Fund concentrates its assets in the real estate industry. Real Estate Company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many Real Estate Companies, including
                                                          REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a Real Estate Company's operations and market value in
                                                          periods of rising interest rates. Financial covenants
                                                          related to Real Estate Company leveraging may affect the
                                                          company's ability to operate effectively. Real estate risks may also arise where Real Estate Companies fail to carry
                                                          adequate insurance, or where a Real Estate Company may
                                                          become liable for removal or other costs related to
                                                          environmental contamination.

                                                          Real Estate Companies tend to be small to medium-sized
                                                          companies. Real Estate Company shares, like other smaller
                                                          company shares, can be more volatile than, and perform
                                                          differently from, larger company shares. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger
                                                          impact on the share's price than is the case with larger
                                                          company shares. See "Risks - Risks of Securities Linked to the Real Estate Market."

                                                          Interest Rate Transactions Risk. If the Fund enters into
                                                          interest rate swap, interest rate cap or option or futures transactions, a decline in interest rates may result in a
                                                          decline in the net amount receivable by the Fund under the interest rate hedging transaction (or increase the net
                                                          amount payable by the Fund under the interest rate hedging transaction), which could result in a decline in the net
                                                          asset value of the Common Shares. See "Interest Rate
                                                          Transactions" and "Risks - Interest Rate Transactions
                                                          Risk."

                                                          For additional general risks of investing in ARPS, see
                                                          "Risks" below.

                              FINANCIAL HIGHLIGHTS

         Information contained in the table below under the headings "Per Share Operating Performance" and "Ratios/Supplemental Data" shows the unaudited operating performance of the Fund from the commencement of the Fund's investment operations on May 31, 2002 until June 30, 2002. Since the Fund was recently organized and commenced operations on May 31, 2002, the table covers less than one month of operations, during which a substantial portion of the Fund's portfolio was held in temporary investments pending investment in long-term securities that meet the Fund's investment objectives and policies. Accordingly, the information presented may not provide a meaningful picture of the Fund's operating performances.

                                                                              (UNAUDITED)
                                                                         May 31 - June 30, 2002

PER SHARE OPERATING PERFORMANCE:
   Net Asset Value, Beginning of Period ...................................   $      14.325

     Net Investment Income ................................................
                                                                              -------------
     Net Gains or Losses on Securities (both realized and unrealized) .....
                                                                              -------------

       Total from Investment Operations ...................................
                                                                              -------------

   Offering Costs .........................................................
                                                                              -------------

   Net Asset Value, End of Period .........................................   $
                                                                              =============

   Per Share Market Value, End of Period ..................................   $
                                                                              -------------
   Total Return on Net Asset Value ........................................
                                                                              -------------
   Total Investment Return on Market Value ................................
                                                                              -------------
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (In Thousands) ...............................   $
                                                                              -------------
   Ratio of Expenses to Average Net Assets Before
       Reimbursement ......................................................
                                                                              -------------
   Ratio of Net Investment Income to Average Net Assets
       Before Reimbursement ...............................................
                                                                              -------------
   Ratio of Expenses to Average Net Assets After
       Reimbursement ......................................................
                                                                              -------------
Ratio of Net Investment Income to Average Net Assets
       After Reimbursement ................................................
                                                                              -------------
   Portfolio Turnover Rate ................................................
                                                                              -------------

---------------

* Annualized

                                    THE FUND

         The Fund is a recently organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware business trust on March 11, 2002 pursuant to the Declaration, which is governed by the laws of the State of Delaware. On May 31, 2002 the Fund issued an aggregate of 36,250,000 Common Shares of beneficial interest, pursuant to the initial public offering thereof. [On _______________, the Fund issued an additional __________ Common Shares in connection with a [partial] exercise by the underwriters of the over-allotment option.] The Fund's Common Shares are traded on the New York Stock Exchange (the "Exchange") under the symbol "RRE." The Fund's principal office is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046, and its telephone number is (800) 347-1919.

         The following provides information about the Fund's outstanding shares as of _______________, 2002:

                                                                           AMOUNT HELD
                                                     AMOUNT              BY THE FUND OR                AMOUNT
TITLE OF CLASS                                     AUTHORIZED            FOR ITS ACCOUNT             OUTSTANDING
--------------                                     ----------            ---------------             -----------

Common Shares..............................         unlimited                   0                            --
Series M ARPS..............................         unlimited                   0                             0
Series W ARPS..............................         unlimited                   0                             0
Series T ARPS..............................         unlimited                   0                             0
Series F ARPS..............................         unlimited                   0                             0

                                 USE OF PROCEEDS

         The net proceeds of this offering of ARPS will be approximately $__________ after payment of the sales load and estimated offering costs.

         The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the proceeds of the offering within [one month] after the completion of the offering. The Fund's actual investment timetable will depend on the availability of such investments and other market conditions. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market investments, including shares of affiliated money market funds.

                                 CAPITALIZATION

CAPITALIZATION

         The following table sets forth the capitalization of the Fund as of _______________, and as adjusted, to give effect to the issuance of __________ Common Shares on _______________, as well as the issuance of ARPS offered hereby.

                                                                                  ACTUAL                AS ADJUSTED
                                                                                ----------              -----------
                                                                                            (UNAUDITED)

SHAREHOLDERS' EQUITY:
ARPS, $25,000 stated value per share, at liquidation value;
     unlimited shares authorized (no shares issued; and _____
     shares issued, as adjusted, respectively)....................              $                        $
                                                                                ----------               ----------
Common Shares, $0.001 par value per share; unlimited shares
     authorized, __________ shares outstanding and ____________
     shares outstanding as adjusted, respectively*................
                                                                                ----------               ----------
Paid-in surplus**.................................................
                                                                                ----------               ----------
Balance of undistributed net investment income....................
                                                                                ----------               ----------
Net unrealized appreciation of investments........................
                                                                                ----------               ----------

Net assets........................................................              $                        $
                                                                                ==========               ==========

----------
* None of these outstanding shares are held by or for the account of the Fund.

** As adjusted paid-in surplus reflects the proceeds of the issuance of __________ Common Shares ($__________) less $0.001 par value per Common Share ($_______) and the offering costs of $.03 per Common Share ($________) as well as a reduction for the sales load and estimated offerings costs of ARPS issuance ($_________).

                              PORTFOLIO COMPOSITION

         As of ____________, _____% of the market value of the Fund's portfolio was invested in long-term investments and _____% of the market value of the Fund's portfolio was invested in short-term investments.

                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES

         The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective. There can be no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives are fundamental and may not be changed by the Fund's Board of Trustees without the approval of shareholders.

INVESTMENT STRATEGIES

         Concentration. The Fund has a fundamental policy of concentrating its investments in the U.S. real estate industry and not in any other industry. This policy cannot be changed without shareholder approval. See "--Fundamental Investment Policies."

         Real Estate Companies. Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks and shares, preferred shares, convertible preferred shares and debt securities issued by Real Estate Companies, including REITs. A "Real Estate Company" is a company that generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or has at least 50% of its assets invested in such real estate). As part of this policy, the Fund may also invest in rights or warrants to purchase income-producing common and preferred shares of Real Estate Companies.

         Substantially all of the equity securities of Real Estate Companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. At least 90% of the Fund's investments will be in securities of U.S. issuers located in the U.S. The Fund may invest up to 10% of its total assets in securities of non-U.S. issuers located in industrialized countries. The Fund will not invest more than 10% of its total assets in the securities of any one issuer, nor will it invest in securities of Real Estate Companies that are controlled by AMVESCAP or its affiliates.

         The Fund may invest up to 20% of its total assets in U.S. Government obligations, as well as debt securities, including convertible debt securities, issued by Real Estate Companies.

         REITs. At least 80% of the Fund's total assets will be invested under normal market conditions in income producing equity securities issued by REITs. A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

         REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs generally invest a majority of their assets in income-producing real estate properties in order to generate cash flow from rental income and a gradual asset appreciation. The income-producing real estate properties in which equity REITs invest typically include properties such as office, retail, industrial, hotel and apartment buildings and healthcare facilities. Equity REITs can realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments on the mortgages. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund may invest up to 10% of its total assets in any combination of Mortgage REITs and Hybrid REITs.

         REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs.

         Common Stocks and Shares, Preferred Shares and Convertible Preferred Shares. It is the Fund's intention to initially invest approximately:

                  o 60% to 70% of its total assets in common stocks and shares issued by Real Estate Companies;

                  o 30% to 40% of its total assets in preferred shares issued by Real Estate Companies; and

                  o up to 5% of its total assets in convertible preferred shares issued by Real Estate Companies.

         The actual percentage of common, preferred and convertible preferred shares, rights and warrants, U.S. Government obligations and debt securities in the Fund's portfolio may vary over time based on INVESCO's assessment of market conditions.

         Preferred shares pay fixed or floating rate dividends to investors and have a "preference" over common shares in the payment of dividends and the liquidation of a company's assets. This means that a company must pay dividends on preferred shares before paying any dividends on its common shares. Preferred shareholders of REITs usually have no right to vote for trustees or on other matters.

         U.S. Government Obligations. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         Lower Rated Securities. The Fund may invest in non-investment grade quality Ratable Securities, or unrated securities determined by INVESCO to be of comparable quality. Non-investment grade quality Ratable Securities are those that have received a rating lower than Baa or BBB by Moody's Investor Service, Inc. ("Moody's") or Standard & Poor's, a division of The McGraw-Hill Companies ("S&P"), respectively. The Fund will not invest in non-investment grade Ratable Securities (including non-investment grade unrated securities) if, as a result of such investment, more than 20% of the Fund's total assets would be invested in non-investment grade Ratable Securities (including non-investment grade unrated securities). In the event that a downgrade of one or more investment grade quality Ratable Securities causes the Fund to exceed this 20% limit, the Fund's portfolio managers will determine, in their discretion, whether to sell any non-investment grade Ratable Securities to reduce the percentage to below 20% of the Fund's total assets. It is possible, therefore, that the value of non-investment grade Ratable Securities could exceed 20% of the Fund's total assets for an indefinite period of time. INVESCO will monitor the credit quality of the Fund's Ratable Securities.

         Securities that are below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. Debt securities that are below investment grade quality are commonly referred to as junk bonds. The Fund may only invest in non-investment grade securities that are rated CCC or higher by S&P or rated Caa or higher by Moody's, or unrated securities determined to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default on their payments of principal and interest. Such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities that are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix B of the Statement of Additional Information.

         Illiquid Securities. The Fund will not invest more than 10% of its total assets in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid, privately traded REITs and repurchase agreements with maturities in excess of seven days. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 10% limitation. The Board of Trustees has delegated to AIM and INVESCO the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed AIM and INVESCO to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

         Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

         Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. See "Net Asset Value." If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 10% of the value of its total assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

         As discussed below under "Interest Rate Transactions," the Fund intends to segregate cash or liquid securities with its custodian having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

         Short Sales and Derivatives. The Fund will not enter into short sales or invest in derivatives, except for interest rate hedging purposes as described in this Prospectus in connection with interest rate swap and interest rate cap transactions, futures and options on futures. See "Use of Leverage" and "Interest Rate Transactions."

         The Fund will only enter into futures contracts to hedge interest rate risks. A futures contract is a two party agreement to buy or sell a specified amount of a specified security, such as U.S. Treasury securities, for a specified price at a designated date, time and place. Brokerage fees are incurred when a futures contract is bought or sold, and margin deposits must be maintained at all times when a futures contract is outstanding. The Fund may sell futures contracts as an offset against the effect of expected increases in interest rates, and may purchase futures contracts as an offset against the effect of expected declines in interest rates. The Fund will only enter into futures contracts that are traded on domestic futures exchanges and are standardized as to maturity date and underlying financial instrument.

         The Fund will only purchase or sell options on futures contracts to hedge interest rate risks. Options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account. If the Fund sells ("writes") options on futures contracts, it will segregate cash or liquid securities in an amount necessary to cover its obligations under the option, and will mark such amounts to market daily.

         Cash Positions. In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the Fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, or bonds or other debt securities. As a result, the Fund may not achieve its investment objectives.

         Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements collateralized by such obligations, commercial paper and shares of money market funds, including money market funds for which AIM serves as the investment adviser ("Affiliated Money Market Funds"). To the extent the Fund purchases shares of a money market fund, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such fund.

         The Fund has adopted procedures pertaining to its investment in Affiliated Money Market Funds, which procedures may be modified and amended from time to time by the Fund's Board of Trustees. Under the procedures, cash reserves may be invested in Affiliated Money Market Funds if such investments are expected to produce higher net returns, reduce transaction costs, create more liquidity and/or increase diversification for the Fund as compared to comparable overnight investment vehicles. To ensure compliance with this policy, AIM monitors and records daily, and reviews weekly, net returns of comparable overnight investment vehicles, which currently include the Bloomberg repurchase agreement and overnight G.E. commercial paper, as well as the net returns of the Affiliated Money Market Funds. If AIM determines that investments in Affiliated Money Market Funds have produced for a period of 30 consecutive business days a lower net return than that available from investments in alternative overnight instruments, the next business day AIM will specifically consider and determine whether cash reserves should be invested in such alternative overnight instruments. AIM reports quarterly to the Board of the Fund regarding its investment of cash reserves in Affiliated Money Market Funds. In addition, before approving any advisory contract for the Fund, the Board of Trustees, including a majority of the disinterested Trustees, shall consider to what extent, if any, the advisory fees charged to the Fund by AIM should be reduced for any reduced services provided to the Fund by AIM as a result of the Fund's cash reserves being invested in Affiliated Money Market Funds. Shares of Affiliated Money Market Funds sold to the Fund will not be subject to a sales load, redemption fee, asset-based distribution fee or service fee, or if the shares are subject to any such fee, AIM will waive its advisory fee for the Fund in an amount that offsets the amount of the fee incurred by the Fund.

         Securities Lending. The Fund may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. The Fund would continue to receive the income on the loaned securities and would at the same time earn interest on the collateral or on the investment of any cash collateral. The Fund presently intends to invest such cash collateral in Affiliated Money Market Funds, subject to the procedures discussed above under "Cash Positions." The Fund will not lend portfolio securities representing more than one-third of its total assets.

         Lending securities involves a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly.

         Portfolio Turnover. The Fund may engage in portfolio trading when AIM and INVESCO consider it to be appropriate, but the Fund will not use short-term trading as the primary means of achieving its investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 50% under normal circumstances. However, there are no limits on the rate of portfolio turnover, and investments may be sold without regard to the length of time held when, in the opinion of AIM or INVESCO, investment considerations warrant such action. A higher turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, will be taxable as ordinary income. See "Tax Matters."

FUNDAMENTAL INVESTMENT POLICIES

                  The Fund has adopted certain fundamental investment policies designed to limit investment risk and maintain portfolio diversification. These fundamental limitations may not be changed without the approval of the holders of a majority of the outstanding Common Shares and preferred shares, including ARPS, voting as a single class. In addition, because changes to the Fund's fundamental investment policies require the approval of shareholders under Section 13(a) of the 1940 Act, such changes require the separate approval of the holders of a majority of the outstanding preferred shares, including ARPS, if any, voting as a separate class. A "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever of
         (i) or (ii) is less. See "Investment Objectives" and "Investment Policies and Techniques" in the Statement of Additional Information for a complete list of the fundamental and non-fundamental investment policies of the Fund. See "Description of ARPS," "Certain Provisions in the Declaration of Trust" in the Statement of Additional Information and the Statement for additional information with respect to the voting rights of holders of ARPS.

         The Fund may become subject to guidelines which are more limiting than the fundamental investment policies referenced above in order to obtain and maintain ratings from a nationally recognized statistical ratings organization ("NRSRO") on ARPS. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's ability to achieve its investment objectives.

INVESTMENT PHILOSOPHY

         INVESCO began managing real estate security portfolios in July, 1988 and believes that over the long-term, a real estate security's performance will be determined by: 1) property market cycles; 2) quality of real estate assets; and 3) expertise of the management team. INVESCO combines fundamental real estate market and property analysis with a disciplined securities selection process. INVESCO compares current equity valuation levels relative to long-term norms, the value of the underlying real estate assets, and management's proven ability to produce high returns in the construction of the Fund's portfolio.

INVESTMENT PROCESS

         INVESCO's investment process is team oriented and relies upon seasoned securities and real estate professionals. The investment team is composed of three portfolio managers and three analysts that are exclusively focused on investing and analyzing real estate securities. Each purchase and sell decision is arrived at by consensus of the three portfolio managers. Each analyst is teamed with a portfolio manager to provide research coverage of the various property types. See "Management of the Fund - Investment Adviser and Subadviser."

         INVESCO focuses its analytical efforts on equity REITs. Each REIT is analyzed as a security using fundamental research and pricing components to identify attractively priced securities of companies with relatively favorable long-term prospects. Some of the fundamental factors that are evaluated in screening potential investments for the Fund include: forecasted occupancy and rental rates of the various property markets in which a firm may operate, property locations, asset quality, management depth and skill, corporate governance, insider ownership, overall debt levels, percentage of variable rate financing and fixed charge coverage rations. The resources available to portfolio managers and analysts managing the Fund include in-house property market research, Wall Street analysts, and various industry reports. Portfolio managers and analysts meet with REIT management and tour properties on a regular basis to identify firms that demonstrate favorable prospects for dividend growth. The investment team participates in quarterly earnings conference calls with management and regularly updates their own outlook for earnings and investment potential of securities within the investment universe.

         INVESCO's market and company research endeavors to focus investment efforts on those firms that demonstrate favorable prospects for satisfactory levels of dividend growth and coverage, earnings growth, balance sheet flexibility and ample debt service capacity. The firms with the most attractive fundamental attributes are then screened according to pricing factors that may be important indicators of potential share price performance versus peers. Some of the pricing factors that INVESCO focuses on include: dividend yield, earnings growth, earnings consistency, estimate revisions, assets to price, and cash flow to price. The fundamental research and pricing components of the investment process are combined to identify attractively priced securities of companies with relatively favorable long-term prospects. INVESCO will also consider the relative liquidity of each security in the construction of the Fund.

         In order to control risk, INVESCO will endeavor to maintain a portfolio with exposure to as many different securities representing major property types and geographic areas as possible. However, INVESCO's stock selection disciplines and fundamental real estate market and property type analyses may lead INVESCO to overweight or underweight particular property types and/or geographic regions from time to time.

                                 USE OF LEVERAGE

         ARPS will have seniority over the Common Shares. The issuance of ARPS will leverage the Fund's Common Shares because it will increase the capital base on which the Fund can earn a return beyond the Fund's initial capital contribution from the offering of the Common Shares. The Fund may also use leverage through the issuance of commercial paper or notes and/or borrowing, which would likely have seniority over ARPS and Common Shares. The maximum leverage that the Fund may employ is an aggregate amount of up to 30% of the Fund's total assets after such issuance and/or borrowing. There is no assurance that the Fund's leveraging strategy will be successful.

         Under the 1940 Act, the Fund may not issue ARPS unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities," to (ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the ARPS. "Senior security" means any bond, note, or similar security evidencing indebtedness, and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of ARPS is the amount that holders of ARPS would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

         In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless ARPS have at the time of the declaration of any such dividend or distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. The Fund intends, to the extent possible, to purchase or redeem ARPS from time to time to the extent necessary to maintain asset coverage of any ARPS of at least 200%.

         As long as ARPS are outstanding, two of the Fund's Trustees will be elected by the holders of preferred shares, including ARPS, voting separately as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and preferred shares, including ARPS, voting together as a single class. In the unlikely event the Fund failed to pay dividends on ARPS for two years, holders of ARPS would be entitled to elect a majority of the Trustees of the Fund. The failure to pay dividends or make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Internal Revenue Code of 1986, as Amended (the "Code").

         Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. In addition, if the Fund has any outstanding Borrowings, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total assets, less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount after deducting the amount of such dividend or distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

         The Fund may be subject to certain restrictions imposed either by guidelines of one or more Rating Agencies which issue ratings for ARPS. See "Description of ARPS - Asset Maintenance." These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede AIM or INVESCO from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

                           INTEREST RATE TRANSACTIONS

         In connection with the Fund's use of leverage through its sale of ARPS or any Borrowings, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable rate payment obligation on ARPS or any variable rate Borrowing. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's leverage.

         The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

         The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid for purposes of its 10% limit on investments in illiquid securities.

         The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Fund. To the extent there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline, and could thus result in a decline in the net asset value of the Fund. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce net earnings of the Fund if it must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance the Fund's net earnings if the Fund receives net payments from the counterparty. The Fund has no current intention of entering into swaps or caps other than as described in this Prospectus. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund's leverage.

         Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on ARPS or interest payments on Borrowings.

         Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that AIM believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, AIM will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

         In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

         The Fund may choose or be required to redeem some or all ARPS or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

         The Fund may also purchase and sell futures contracts and options on futures contracts to hedge interest rate risk. See "The Fund's Investments - Investment Strategies - Short Sales and Derivatives."

                                     RISKS

         Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in ARPS.

RISKS OF INVESTING IN ARPS

         Interest Rate Risk. The Fund issues ARPS, which pay dividends based on short-term interest rates. The Fund purchases real estate equity securities that pay dividends that are based on the performance of the issuing companies. The Fund also may buy real estate debt securities that pay interest based on longer-term yields. These dividends and interest payments are typically, although not always, higher than short-term interest rates. Real estate company dividends, as well as long-term and short-term interest rates, fluctuate. If short-term interest rates rise, dividend rates on ARPS may rise so that the amount of dividends paid to shareholders of ARPS exceeds the income from the portfolio securities. Because income from the Fund's entire investment portfolio (not just the portion of the portfolio purchased with the proceeds of the ARPS offering) is available to pay dividends on ARPS, however, dividend rates on ARPS would need to greatly exceed the Fund's net portfolio income before the Fund's ability to pay dividends on ARPS would be jeopardized. The Fund anticipates entering into interest rate swap or cap transactions with the intent to reduce the risk posed by an increase in short-term interest rates. There is no guarantee that the Fund will engage in these transactions or that these transactions will be successful in reducing or eliminating interest rate risk. In addition, if long-term interest rates rise, this could negatively impact the value of the Fund's investment portfolio, reducing the amount of assets serving as asset coverage for ARPS.

         Auction Risk. You may not be able to sell your ARPS at an auction if the auction fails; that is, if there are more ARPS offered for sale than there are buyers for those shares. Also, if you place hold orders (orders to retain
ARPS) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your ARPS. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of ARPS" and "The Auction - Auction Procedures."

         Secondary Market Risk. If you try to sell your ARPS between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period other than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for ARPS are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. ARPS are not registered on a stock exchange or the NASDAQ stock market. If you sell your ARPS to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction.

         Ratings and Asset Coverage Risk. While Moody's, Fitch and/or S&P assign ratings of "Aaa," "AAA," and "AAA," respectively, to ARPS, the ratings do not eliminate or necessarily mitigate the risks of investing in ARPS. A Rating Agency could downgrade ARPS, which may make your shares less liquid at an auction or in the secondary market. If a Rating Agency downgrades ARPS, the Fund will alter its portfolio or redeem ARPS. See "Description of ARPS -- Asset Maintenance" for a description of the asset maintenance tests the Fund must meet.

         Income Risk. The Fund's income is based primarily on the income it earns from its investments, which vary widely over the short- and long-term. If the Fund's income drops, over time the Fund's ability to make dividend payments with respect to ARPS may be impaired. See "-- General Risks of Investing in the Fund" below for the general risks affecting the Fund.

         Decline in Net Asset Value Risk. A material decline in the Fund's net asset value may impair the Fund's ability to maintain required levels of asset coverage. See "-- General Risks of Investing in the Fund" below.

         Payment Restrictions. The Fund is prohibited from declaring, paying or making any dividends or distributions on ARPS unless it satisfies certain conditions. See "Description of ARPS -- Restrictions on Dividend, Redemption and Other Payments." The Fund is also prohibited from declaring, paying or making any dividends or distributions on Common Shares unless it satisfies certain conditions. These prohibitions on the payment of dividends or distributions might impair the Fund's ability to maintain its qualification as a regulated investment company for federal income tax purposes. The Fund intends, however, to redeem shares of ARPS if necessary to comply with the asset coverage requirements. There can be no assurance, however, that such redemptions can be effected in time to permit the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code. See "Tax Matters" in the Statement of Additional Information.

         Leverage Risk. The Fund uses financial leverage for investment purposes in an amount of up to 30% of its total assets (including the proceeds from such financial leverage). In addition to issuing ARPS, the Fund may make use of financial leverage through borrowing, including the issuance of commercial paper or notes.

         If the Fund issues any senior securities representing indebtedness (as defined in the 1940 Act), including any Borrowings, under the requirements of the 1940 Act, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by such senior securities, must be at least equal, immediately after any such senior securities representing indebtedness, to 300% of the aggregate value of such senior securities, including any Borrowings. Upon the issuance of ARPS, the value of the Fund's total assets, less all liabilities and indebtedness of the Fund not represented by senior securities must be at least equal, immediately after the issuance of ARPS, to 200% of the aggregate value of any senior securities, including any Borrowings and ARPS.

         Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more Rating Agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         The Fund's leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The money borrowed pursuant to any Borrowings may constitute a substantial lien and burden on ARPS by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund may not be permitted to declare dividends or other distributions, including shares with respect to ARPS or purchase or redeem shares, including ARPS unless
(i) at the time thereof the Fund meets certain asset coverage requirements and
(ii) there is no event of default under any Borrowings, that is continuing. See "Description of ARPS -- Restrictions on Dividend, Redemption and Other Payments." In the event of a default under any Borrowings, the lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities) and if any such default is not cured, the lenders may be able to control the liquidation as well.

         The Fund reserves the right at any time, if it believes that market conditions are appropriate, to increase its level of debt or other senior securities to maintain or increase the Fund's current level of leverage up to 30% of the Fund's total assets.

         Because the fee paid to INVESCO and AIM will be calculated on the basis of total managed assets, the fee will be higher when leverage is utilized, giving INVESCO and AIM an incentive to utilize leverage.

GENERAL RISKS OF INVESTING IN THE FUND

LIMITED OPERATING HISTORY

         The Fund is recently organized and has a limited operating history.

INVESTMENT RISK

         An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

INTEREST RATE RISK

         Interest rate risk is the risk that fixed-income investments such as preferred shares, U.S. Government obligations and debt securities, and to a lesser extent dividend-paying common stocks and shares such as REIT common shares, will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in such securities means that the net asset value of the Fund will tend to decline if market interest rates rise. ARPS and debt securities are generally more sensitive to changes in interest rates than the Fund's Common Shares.

         The Fund intends to utilize leverage, which magnifies the interest rate risks. See "Leverage Risk." The Fund will use swaps, caps, futures contracts and options on futures contracts to help control interest rate risks. See "The Fund's Investments - Investment Strategies - Short Sales and Derivatives" and "Interest Rate Transactions."

RISKS OF SECURITIES LINKED TO THE REAL ESTATE MARKET

         The Fund will invest in real estate indirectly through securities issued by Real Estate Companies, including REITs. Because of the Fund's policies of indirect investments in real estate and concentration in the securities of companies in the real estate industry, it is subject to risks associated with the direct ownership of real estate. These risks include:

                  o        declines in the value of real estate

                  o        general and local economic conditions

                  o        unavailability of mortgage funds

                  o        overbuilding

                  o        extended vacancies of properties

                  o        increased competition

                  o        increases in property taxes and operating expenses

                  o        changes in zoning laws

                  o losses due to costs of cleaning up environmental problems

                  o liability to third parties for damages resulting from environmental problems

                  o        casualty or condemnation losses

                  o        limitations on rents

                  o changes in neighborhood values and the appeal of properties to tenants

                  o        changes in interest rates

         As a result of these factors, the value of the Fund's assets may change at different rates compared to the value of shares of a registered investment company with investments in a mix of different industries. The value of the Fund's assets will also depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on the Real Estate Companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

         Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities, and its ability to pay dividends, will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by the Real Estate Company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values. The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, real estate investments are relatively illiquid and, therefore, the ability of Real Estate Companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A Real Estate Company may also have joint venture investments in certain of its properties, and consequently its ability to control decisions relating to such properties may be limited.

         As discussed below, real property investments are also subject to risks that are specific to the investment sector or type of property in which the Real Estate Companies are investing.

         Retail Properties. Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

         Office and Industrial Properties. Office and industrial properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office and industrial properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office and industrial properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

         Hotel Properties. The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties. Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. On the other hand, it may be difficult to terminate an ineffective operator of a hotel property after a foreclosure of the property.

         Healthcare Properties. Healthcare properties and healthcare providers are affected by several significant factors, including: (1) federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; (2) continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and (3) competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

         These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

         Multifamily/Residential Properties. The value and successful operation of a multifamily and residential property may be affected by a number of factors, such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily and residential properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

         Self-Storage Properties. The value and successful operation of a self-storage property may be affected by a number of factors, such as the ability of the management team, the location of the property, the presence of competing properties, changes in traffic patterns, and adverse effects of general and local economic conditions.

         Other factors may contribute to the riskiness of real estate investments.

         Insurance Issues. Certain Real Estate Companies may have disclosed in connection with the issuance of their securities that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However, such insurance is not uniform among Real Estate Companies. Moreover, there are certain types of extraordinary losses that may be uninsurable or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the Real Estate Company maintains earthquake insurance, it may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the Real Estate Company could lose its investment in, and anticipated profits and cash flows from, a number of properties, which would adversely impact the Fund's investment performance.

         Financial Leverage. Real Estate Companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. Real Estate Companies are subject to risks normally associated with debt financing. If the principal payments of a Real Estate Company's debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the Real Estate Company's cash flow may not be sufficient to repay all maturing debt outstanding.

         In addition, a Real Estate Company's obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict the Real Estate Company's range of operating activity. A Real Estate Company may therefore be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions that may be beneficial to the operation of the Real Estate Company.

         Environmental Risks. In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a Rest Estate Company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as governmental fines and liabilities for injuries to persons and property and other costs. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such Real Estate Company and, as a result, the amount available to make distributions on its shares could be reduced.

         Smaller Companies. Even the larger Real Estate Companies in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company's shares, which means that buy and sell transactions in those shares could have a larger impact on the share's price than is the case with larger company shares. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company's share price than is the case for a larger company. Further, smaller company shares may perform differently in different cycles than larger company shares. Accordingly, Real Estate Company shares can be more volatile than--and at times will perform differently from--large company shares such as those found in the Dow Jones Industrial Average.

         Tax Issues. REITs are subject to a highly technical and complex set of provisions in the Internal Revenue Code (the "Code"). It is possible that the Fund may invest in a Real Estate Company which purports to be a REIT but which fails to qualify as a REIT under the Code. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments. There is a risk that future changes in U.S. tax laws may affect the tax treatment of REITs and their dividends.

INTEREST RATE TRANSACTIONS RISK

         The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in net amounts receivable by the Fund from the counterparty under the swap or cap (or an increase in the net amounts payable by the Fund to the counterparty under the swap), which may result in a decline in the net asset value of the Fund. See "Interest Rate Transactions."

RISKS OF FUTURES AND OPTIONS ON FUTURES

         The use by the Fund of futures contracts and options on futures contracts to hedge interest rate risks involves special considerations and risks, as described below.

                  o Successful use of hedging transactions depends upon AIM's or INVESCO's ability to correctly predict the direction of changes in interest rates. While AIM and INVESCO are experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

                  o There might be imperfect correlation, or even no correlation, between the price movements of a futures or option contract and the movements of the interest rates being hedged. Such a lack of correlation might occur due to factors unrelated to the interest rates being hedged, such as market liquidity and speculative or other pressures on the markets in which the hedging instrument is traded.

                  o Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable movements in the interest rates being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable movements in the hedged interest rates.

                  o There is no assurance that a liquid secondary market will exist for any particular futures contract or option thereon at any particular time. If the Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position.

                  o There is no assurance that the Fund will use hedging transactions. For example, if the Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

RISKS OF INVESTMENT IN LOWER-RATED SECURITIES

         Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

         The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of ARPS. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

         It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

NON-DIVERSIFIED STATUS

         Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a "diversified" fund. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." To help control this risk, the Fund will not invest more than 10% of its total assets in the securities of any one issuer. Moreover, the Fund intends to diversify its investments to the extent necessary to maintain its status as a registered investment company under U.S. tax laws. See "Tax Matters."

INFLATION RISK

         Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of ARPS and distributions can decline.

TERRORISM

         The terrorist attacks on September 11, 2001 and related events have led to increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Higher insurance costs may adversely affect Real Estate Companies and certain Real Estate Companies may be unable to obtain certain kinds of insurance. Future terrorist attacks could have an adverse impact on Fund service providers and may affect the Fund's operations.

FOREIGN SECURITY RISK

         The prices of foreign securities may be affected by factors not present in U.S. markets, including:

                  o Currency exchange rates. The dollar value of the Fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

                  o Political and economic conditions. The value of the Fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

                  o Regulations. Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

                  o Markets. The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

ANTI-TAKEOVER PROVISIONS

         The Fund's Declaration and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Certain Provisions in the Declaration of Trust."

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund is delegated to the officers of the Fund and to AIM, subject always to the objectives, restrictions and policies of the Fund and to the general supervision of the Board of Trustees. Certain Trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc.

("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

INVESTMENT ADVISER AND SUBADVISER

         AIM serves as the Fund's investment adviser and is responsible for its day-to-day management. AIM is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As described below, AIM has delegated primary responsibility for overseeing the day-to-day management of the Fund to INVESCO, the Fund's subadviser. AIM is responsible for the selection and ongoing monitoring of the subadviser, the Fund's cash management, and the execution and monitoring of the Fund's swaps and caps.

         AIM has acted as an investment adviser since its organization in 1976. Today, AIM, together with its subsidiaries, advises or manages over 150 investment portfolios, including the Fund, encompassing a broad range of investment objectives. AIM serves more than 9.3 million shareholders and had $158 billion in assets under management as of March 31, 2002.

         INVESCO is the subadviser to the Fund and is registered as an investment adviser with the SEC. INVESCO is the North American institutional division of AMVESCAP. INVESCO Realty Advisors, the real estate division of INVESCO, commenced operations in 1983 and, together with its affiliates, manages or provides advisory services on over $8.94 billion in private real estate and publicly traded real estate securities as of March 31, 2002. Its address is One Lincoln Centre, Suite 700, 500 LBJ Freeway/LB2, Dallas, Texas 75240.

         AIM and INVESCO are both subsidiaries of AMVESCAP, an international investment management company that manages more than $400 billion in assets worldwide as of March 31, 2002. AMVESCAP is based in London, with money managers located in Europe, North and South America and the Far East.

         INVESCO provides a continuous investment program for the Fund, including investment research and management, with respect to the Fund's securities and investments. INVESCO determines from time to time what securities or other investments will be purchased, retained or sold, and the brokers and dealers through whom trades will be executed. A team of three full-time INVESCO professionals, working together as the Fund's co-portfolio managers, is primarily responsible for overseeing the day-to-day operations of the Fund:

JOE V. RODRIGUEZ, JR. has been a portfolio manager with INVESCO since 1994 and Director of Real Estate Securities Management of INVESCO since 1996. Mr. Rodriguez is the head of real estate securities for INVESCO. He was a Certified Financial Planner (CFP) and has 19 years of investment experience. Mr. Rodriguez joined INVESCO in 1990.

JAMES W. TROWBRIDGE has been a portfolio manager and a member of the U.S. Real Estate Securities Portfolio Management Team since 1994. He has over 27 years of real estate investment experience for major institutional investors. He specializes in analyzing market and property level supply and demand relationships and evaluating REIT company strategic direction and management. Mr. Trowbridge joined INVESCO in 1989.

MARK D. BLACKBURN, CFA, CPA, has been a portfolio manager and a member of the U.S. Real Estate Securities Portfolio Management and Research Team since 1998. His current duties are as a Portfolio Manager and Director of Securities Research in the real estate securities business. Mr. Blackburn has approximately 15 years of experience in institutional investing and risk management along with background in evaluating the high-yield and convertible securities markets. He joined INVESCO in 1998, prior to which he was Senior Analyst and Associate Director of Research at Southwest Securities, since 1996.

INVESTMENT MANAGEMENT AGREEMENT

         Pursuant to a Master Investment Advisory Agreement between AIM and the Fund, the Fund has agreed to pay AIM an annual management fee for the services and facilities provided by AIM of 0.90% of the Fund's average daily Managed Assets (which includes assets attributable to ARPS and the principal amount of Borrowings), payable on a monthly basis.

         For the first seven (7) years of the Fund's operation, AIM has agreed to waive a portion of its management fee in the amounts, and for the time periods, set forth below:

                                     Fee Waiver                  Fee Waiver
                                  (as a percentage           (as a percentage of
          Waiver                  of average daily         net assets attributable
         Period(1)                 Managed Assets)            to Common Shares)
         ---------                ----------------         -----------------------

     Year 1...........               0.30%                       0.43%
     Year 2...........               0.30                        0.43
     Year 3...........               0.30                        0.43
     Year 4...........               0.30                        0.43
     Year 5...........               0.30                        0.43
     Year 6...........               0.20                        0.29
     Year 7...........               0.10                        0.14

----------
(1) From the commencement of operations through 6/30/03, and then yearly thereafter.

         Pursuant to a Master Sub-Advisory Contract between AIM and INVESCO, INVESCO will receive from AIM 50% of the management fee paid to AIM by the Fund (net of the waivers and reimbursements described above).

         In addition to the fee paid to AIM, the Fund pays all other costs and expenses of its operations, including, but not limited to, compensation of its Trustees (other than those affiliated with AIM), custodian, transfer agency and dividend disbursing expenses, Rating Agency fees, legal fees, expenses of independent auditors, expenses of registering and qualifying shares for sale, expenses of repurchasing shares, expenses of issuing any ARPS, expenses in connection with any Borrowings, expenses of being listed on a stock exchange, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, amendments to the Fund's registration statement, membership in investment company organizations, and taxes, if any.

         The Fund's investment management fees and other expenses, including expenses incurred in the issuance of ARPS and/or Borrowings, are paid only by the Common Shareholders, and not by holders of ARPS. See "Use of Leverage."

                              DESCRIPTION OF ARPS

         The following is a brief description of the terms of ARPS. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of ARPS in the Statement.

GENERAL

         The Fund's Declaration authorizes the issuance of an unlimited number of preferred shares, par value $0.001 per share, in one or more classes or series, with rights as determined by the Board of Trustees without the approval of holders of Common Shares. The initial number of ARPS Series M shares, ARPS Series W shares, ARPS Series T shares and ARPS Series F shares that have been authorized for issuance by the Board of Trustees is _____, _____, _____ and _____, respectively. Subject to certain conditions, the Fund's Board of Trustees may, in the future, authorize the issuance of additional preferred shares, including additional ARPS, with the same preferences, rights and powers as ARPS. The shares of ARPS have a liquidation preference of $25,000 per share, plus all accumulated but unpaid dividends (whether or not earned or declared but without interest) to the date of final distribution or the date the Fund segregates sufficient funds to cover the liquidation preference. ARPS when issued and sold through this offering (i) will be fully paid and non-assessable, (ii) will not be convertible into Common Shares or other capital stock of the Fund, (iii) will have no preemptive rights, and (iv) will not be subject to any sinking fund. ARPS will be subject to optional and mandatory redemption as described below under "Redemption."

         Holders of ARPS will not receive certificates representing their ownership interest in such shares. The Depository Trust Company ("DTC") will initially act as Securities Depository for the Agent Members with respect to ARPS.

         In addition to serving as the Auction Agent in connection with the Auction Procedures described below, the Auction Agent will act as the transfer agent, registrar, and paying agent for ARPS. Furthermore, the Auction Agent will send notices to holders of ARPS of any meeting at which holders of ARPS have the right to vote. See "Voting Rights" below. However, the Auction Agent generally will serve merely as the agent of the Fund, acting in accordance with the Fund's instructions.

         Except in an Auction, the Fund will have the right (to the extent permitted by applicable law) to purchase or otherwise acquire any share of ARPS, so long as the Fund is current in the payment of dividends on ARPS and on any other capital shares of the Fund ranking on a parity with ARPS with respect to the payment of dividends or upon liquidation, and the Fund meets certain asset coverage requirements.

DIVIDENDS AND DIVIDEND PERIODS

         General. Holders of ARPS will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their shares, at the Applicable Rate determined as set forth below under "Determination of Dividend Rate," payable on the respective dates set forth below. Dividends so declared and payable shall be paid to the extent permitted under the Code, and to the extent available and in preference to and priority over any dividend declared and payable on the Common Shares.

         On the Business Day next preceding each Dividend Payment Date, the Fund is required to deposit with the Paying Agent sufficient funds for the payment of dividends. The Fund does not intend to establish any reserves for the payment of dividends.

         All monies paid to the Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends to the Holders. Each dividend will be paid by the Paying Agent to the Holders as their names appear on the share ledger or share records of the Fund, which Holder is expected to be the nominee of the Securities Depository. [The Securities Depository will credit the accounts of the Agent Members of the beneficial owners in accordance with the Securities Depository's normal procedures. The Securities Depository's current procedures provide for it to distribute dividends in same-day funds to Agent Members who are in turn expected to distribute such dividends to the persons for whom they are acting as agents.] The Agent Member of a beneficial owner will be responsible for holding or disbursing such payments on the applicable Dividend Payment Date to such beneficial owner in accordance with the instructions of such beneficial owner.

         Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. Any dividend payment made on any series of ARPS shall first be credited against the earliest accumulated but unpaid dividends on such series. No interest will be payable in respect of any dividend payment or payments which may be in arrears. See "Default Period" below.

         The amount of dividends per outstanding share payable (if declared) on each Dividend Payment Date of each Dividend Period of less than one year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such share was outstanding and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by the liquidation value, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one year or more, the amount of dividends per share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such dividend period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

         Determination of Dividend Rate. The dividend rate for the initial Dividend Period (i.e., the period from and including the Date of Original Issue to and including the initial Auction Date) and the initial Auction Date are set forth on the inside cover page of this Prospectus. For each subsequent Dividend Period, subject to certain exceptions, the dividend rate will be the Applicable Rate that the Auction Agent advises the Fund has resulted from an Auction.

         The initial Dividend Period for ARPS shall be __, __, __ and __ days for ARPS Series M, ARPS Series W, ARPS Series T and ARPS Series F, respectively. Dividend Periods after the initial Dividend Period shall either be Standard Rate Periods or, subject to certain conditions and with notice to Holders, Special Rate Periods.

         A Special Rate Period will not be effective unless Sufficient Clearing Bids exist at the Auction in respect of such Special Rate Period (that is, in general, the number of shares subject to Buy Orders by Potential Holders is at least equal to the number of shares subject to Sell Orders by Existing Holders).

         Dividends will accumulate at the Applicable Rate from the Date of Original Issue and shall be payable on each Dividend Payment Date thereafter. For Dividend Periods of less than 30 days, Dividend Payment Dates shall occur on the first Business Day following such Dividend Period and, if greater than 30 days, then on a monthly basis on the first Business Day of each month within such Dividend Period and on the first Business Day following the last day of such Dividend Period. Dividends will be paid through the Securities Depository on each Dividend Payment Date.

         Except during a Default Period as described below, the Applicable Rate resulting from Auction will not be greater than the Maximum Rate, which is equal to 150% of the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more (each, a "Reference Rate")), in each case subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with ARPS Basic Maintenance Amount. For Dividend Periods of 28 days or fewer, the Applicable Rate will not be less than the Minimum Rate, which is 70% of the applicable AA Composite Commercial Paper Rate. No minimum rate is specified for Auctions in respect to Dividend Periods of more than 28 days.

         The Maximum Rate for the shares of ARPS will apply automatically following an Auction for such shares in which Sufficient Clearing Bids have not been made (other than because all shares of ARPS were subject to Submitted Hold Orders) or following the failure to hold an Auction for any reason on the Auction Date scheduled to occur (except for circumstances in which the Dividend Rate is the Default Rate, as described below).

         The All Hold Order Rate will apply automatically following an Auction in which all of the outstanding shares are subject to (or are deemed to be subject to) Hold Orders. The All Hold Order Rate is 80% of the applicable AA Composite Commercial Paper Rate.

         [Prior to each Auction, Broker-Dealers will notify Holders of the term of the next succeeding Dividend Period as soon as practicable after the Broker-Dealers have been so advised by the Fund. After each auction, on the Auction Date, Broker-Dealers will notify Holders of the Applicable Rate for the next succeeding Dividend Period and of the Auction Date of the next succeeding Auction.]

         Notification of Dividend Period. The Fund will designate the duration of Dividend Periods of ARPS; provided, however, that no such designation is necessary for a Standard Rate Period and that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in the timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, ARPS shall have been cured as set forth under "Default Period," (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period, (iv) if the Fund shall have mailed a notice of redemption with respect to any shares, as described under "Redemption" below, the Redemption Price with respect to such shares shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the Fund has confirmed that, as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to ARPS Basic Maintenance Amount (as defined below) and has consulted with the Broker-Dealers and has provided notice and a ARPS Basic Maintenance Certificate (as defined below) to each Rating Agency which is then rating ARPS and so requires.

         If the Fund proposes to designate any Special Rate Period, not fewer than 7 (or two Business Days in the event the duration of the Dividend Period prior to such Special Rate Period is fewer than 8 days) nor more than 30 days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Fund by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Fund proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and
(B) that the Fund will, by 3:00 p.m. New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Fund shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                  (i) a notice stating (A) that the Fund has determined to designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                  (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period.

         If the Fund fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation described above by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause (ii) above, thereby resulting in a Standard Rate Period.

         Default Period. Subject to cure provisions, a "Default Period" with respect to a particular series of ARPS will commence on any business day next preceeding a Dividend Payment Date or a Mandatory Redemption Date that the Fund fails to deposit irrevocably in trust in same-day funds, with the Paying Agent by 3:00 p.m., New York City time (with respect to dividends) or 1:00 p.m., New York City time (with respect to redemptions), (A) the full amount of any declared dividend on that series payable on the Dividend Payment Date (a "Dividend Default") or (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default" and together with a Dividend Default, hereinafter referred to as "Default"). Subject to cure provisions, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 3:00 p.m., New York City time (with respect to dividends) or 1:00 p.m., New York City time (with respect to redemptions), all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that series of ARPS. No Default Period with respect to a Dividend Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Fund) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each series of ARPS. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

         Subject to the foregoing, and any requirements of Delaware law, to the extent that the Fund's net investment income for any year exceeds any current or accumulated dividends on ARPS, the Fund intends to distribute such net investment income to the holders of the Common Shares. The term "net investment income" includes interest, dividends, net short-term capital gains and other income received or accrued, less the advisory fee, bank custodian charges, taxes (except capital gains taxes) and other expenses properly chargeable against income. Net investment income generally does not include net capital gains, dividends paid in shares of stock, transfer taxes, brokerage or other capital charges or distributions designated as a return of capital. The Fund also intends to distribute any realized net capital gains (defined as the excess of net long-term capital gains over net short-term capital losses) annually to the holders of the Common Shares, subject to the prior rights of the holders of ARPS and subject to the foregoing and any requirements of Delaware law. However, for federal income tax purposes, the Fund will designate annually the capital gain dividends paid to holders of ARPS and Common Shares in proportion to the total distributions paid on each class of Shares. It is expected that the Fund will distribute returns of capital to the holders of the Fund's Common Shares.

RESTRICTIONS ON DIVIDEND, REDEMPTION AND OTHER PAYMENTS

         Under the 1940 Act, the Fund may not (i) declare any dividend with respect to ARPS if, at the time of such declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), would be less than 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring dividends on its preferred shares) or (ii) declare any other distribution on ARPS or purchase or redeem shares of ARPS if at the time of the declaration (and after giving effect thereto), asset coverage with respect to the Fund's Borrowings that are senior securities representing indebtedness would be less than 300% (or such higher percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing indebtedness of a closed-end investment company as a condition of declaring distributions, purchases or redemptions of its shares of beneficial interest). "Senior securities representing indebtedness" generally means any bond, debenture, note or similar obligation or instrument constituting a security (other than shares of beneficial interest) and evidencing indebtedness and could include the Fund's obligations under any Borrowings. For purposes of determining asset coverage for senior securities representing indebtedness in connection with the payment of dividends or other distributions on or purchases or redemptions of stock, the term "senior security" does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed. The term "senior security" also does not include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Fund at the time when the loan is made; a loan is presumed under the 1940 Act to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it is presumed not to be for temporary purposes. For purposes of determining whether the 200% and 300% asset coverage requirements described above apply in connection with dividends or distributions on or purchases or redemptions of ARPS, such asset coverages may be calculated on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of the applicable determination.

         In addition, the Fund will not declare, pay or set apart for payment any dividend or other distribution in respect to ARPS unless (i) there is not an event of default under any Borrowings senior to ARPS; or (ii) immediately after such transaction, the Fund would have eligible portfolio holdings with an aggregated Discounted Value at least equal to any asset coverage requirements associated with such Borrowings.

         Upon failure to pay accumulated dividends (whether or not earned or declared) for two years or more, the holders of ARPS will acquire certain additional voting rights. See "Voting Rights" below. Such rights shall be the exclusive remedy of the holders of ARPS upon any failure to pay dividends on ARPS.

         For so long as any shares of ARPS are outstanding, except in connection with the liquidation of the Fund, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to ARPS as to dividends or upon liquidation) in respect to Common Shares or any other shares of the Fund ranking junior to or on a parity with ARPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to ARPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with ARPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to ARPS Basic Maintenance Amount (as defined below) and the Fund would maintain the 1940 Act ARPS Asset Coverage (as defined below) (see "Asset Maintenance"); portfolio holdings with an aggregated discounted value at least equal to the asset coverage; (ii) full cumulative dividends on ARPS due on or prior to the date of the transaction have been declared and paid; and (iii) the Fund has redeemed the full number of ARPS required to be redeemed by any provision for mandatory redemption contained in the Statement (see "Redemption).

REDEMPTION

         Optional Redemption. After the initial Dividend Period and to the extent permitted under the 1940 Act and Delaware law, the Fund at its option may redeem shares of ARPS having a Dividend Period of one year or less, in whole or in part, on the Dividend Payment Date upon not less than 15 days' and not more than 40 days' prior notice. The optional redemption price per share shall be $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption. Shares of ARPS having a Dividend Period of more than one year are redeemable at the option of the Fund, in whole or in part, prior to the end of the relevant Dividend Period by delivering notice for such redemption in accordance with the Statement, subject to any Specific Redemption Provisions, which may include the payment of redemption premiums to the extent required under any applicable Specific Redemption Provisions. The Fund shall not effect any optional redemption unless after giving effect thereto (i) the Fund has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of ARPS by reason of the redemption of ARPS on such date fixed for the redemption and (ii) the Fund would have Eligible Assets with an aggregate Discounted Value at least equal to ARPS Basic Maintenance Amount.

         The Fund also reserves the right to repurchase ARPS in market or other transactions from time to time in accordance with applicable law and at a price that may be more or less than the liquidation preference of ARPS, but is under no obligation to do so.

         Mandatory Redemption. If the Fund fails to maintain, as of any Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to ARPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act ARPS Asset Coverage, and such failure is not cured within ten Business Days following such Valuation Date in the case of a failure to maintain ARPS Basic Maintenance Amount on the last Business Day of the following month in the case of a failure to maintain the 1940 Act ARPS Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), ARPS will be subject to mandatory redemption out of funds legally available therefor. See "Asset Maintenance." The number of shares of ARPS to be redeemed in such circumstances will be equal to the lesser of (i) the minimum number of shares of ARPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Fund having sufficient Eligible Assets to restore ARPS Basic Maintenance Amount or 1940 Act ARPS Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of shares the redemption of which would have such result, all shares of ARPS then outstanding will be redeemed), and (ii) the maximum number of shares of ARPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date (as defined below) at the Mandatory Redemption Price (as defined below).

         The Fund shall allocate the number of shares required to be redeemed to satisfy the ARPS Basic Maintenance Amount or the 1940 Act ARPS Asset Coverage, as the case may be, among the Holders of ARPS pro rata in proportion to the number of ARPS that they hold plus the number of other preferred shares that they hold, if any, subject to mandatory redemption, by lot or by such other method as the Fund shall deem fair and equitable, subject to mandatory redemption provisions, if any.

         The Fund is required to effect such a mandatory redemption not later than 30 days after the Asset Coverage Cure Date, as the case may be (the "Mandatory Redemption Date"), except that if the Fund does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, all of the required number of ARPS which are subject to mandatory redemption, or the Fund otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Fund will redeem those ARPS on the earliest practicable date on which the Fund will have such funds available, upon notice to record owners of shares of ARPS and the Paying Agent. The Fund's ability to make a mandatory redemption may be limited by the provisions of the 1940 Act or Delaware law.

         The redemption price per share in the event of any mandatory redemption will be $25,000 per share, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) to the date fixed for redemption, plus (in the case of a Dividend Period of more than one year) any redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions (the "Mandatory Redemption Price").

         Redemption Procedure. Pursuant to Rule 23c-2 under the 1940 Act, the Fund will file a notice of its intention to redeem with the SEC so as to provide at least the minimum notice required by such Rule or any successor provision (notice currently must be filed with the SEC generally at least 30 days prior to the redemption date). The Fund shall deliver a notice of redemption to the Auction Agent containing the information described below one Business Day prior to the giving of notice to Holders in the case of optional redemptions as described above and on or prior to the 30th day preceding the Mandatory Redemption Date in the case of a mandatory redemption as described above. The Auction Agent will use its reasonable efforts to provide telephonic notice to each holder of ARPS called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the shares to be redeemed (or, during a Default Period with respect to such shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives notice of redemption from the Fund). Such telephonic notice will be confirmed in writing not later than the close of business on the third Business Day preceding the redemption date by providing the notice sent by the Paying Agent to each holder of record of ARPS called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository ("Notice of Redemption"). Notice of Redemption will be addressed to the registered owners of ARPS at their addresses appearing on the share records of the Fund. Such notice will set forth (i) the redemption date, (ii) the number and identity of ARPS to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on the ARPS to be redeemed will cease to accumulate on such redemption date, and (v) the provision under which redemption shall be made.

         If fewer than all of the shares of a series of ARPS are redeemed on any date, the ARPS to be redeemed on such date will be selected by the Fund on a pro rata basis in proportion to the number of ARPS plus the number of other preferred shares, if any, that are held by such holders, by lot or by such other method as is determined by the Fund to be fair and equitable, subject to the terms of any Specific Redemption Provisions. Shares of ARPS may be subject to mandatory redemption as described herein notwithstanding the terms of any Specific Redemption Provisions. [The Auction Agent will give notice to the Securities Depository, whose nominee will be the record holder of all of the ARPS, and the Securities Depository will determine the number of ARPS to be redeemed from the account of the Agent Member of each beneficial owner. Each Agent Member will determine the number of ARPS to be redeemed from the account of each beneficial owner for which it acts as agent. An Agent Member may select for redemption ARPS from the accounts of some beneficial owners without selecting for redemption any ARPS from the accounts of other beneficial owners.] Notwithstanding the foregoing, if neither the Securities Depository nor its nominee is the record holder of all of the ARPS, the particular ARPS to be redeemed shall be selected by the Fund by lot, on a pro rata basis between each series of ARPS or by such other method as the Fund shall deem fair and equitable, as contemplated above.

         If Notice of Redemption has been given, then upon the deposit of funds sufficient to effect such redemption, dividends on such ARPS should cease to accumulate and such ARPS should be no longer deemed to be outstanding for any purpose and all rights of the owners of ARPS so called for redemption will cease and terminate, except the right of the owners of such ARPS to receive the redemption price, but without any interest or additional amount. The Fund shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of the ARPS called for redemption on such date and
(ii) such other amounts, if any, to which holders of ARPS called for redemption may be entitled. The Fund will be entitled to receive, from time to time, from the Paying Agent the interest, if any, earned on such funds deposited with the Paying Agent and the owners of ARPS so redeemed will have no claim to any such interest. Any funds so deposited which are unclaimed two years after such redemption date will be paid, to the extent permitted by law, by the Paying Agent to the Fund upon its request. Thereupon, Holders of ARPS called for redemption may look only to the Fund for payment.

         So long as any ARPS are held of record by the nominee of the Securities Depository, the redemption price for such shares will be paid on the redemption date to the nominee of the Securities Depository. The Securities Depository's normal procedures provide for it to distribute the amount of the redemption price to Agent Members who, in turn, are expected to distribute such funds to the persons for whom they are acting as agent.

         Notwithstanding the provisions for redemption described above, no ARPS may be redeemed unless all dividends in arrears on the outstanding ARPS, and all shares of beneficial interest of the Fund ranking on a parity with ARPS with respect to the payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment, except in connection with the liquidation of the Fund in which case all shares of ARPS and all shares ranking in a parity with ARPS must receive proportionate amounts and that the foregoing shall not prevent the purchase or acquisition of all the outstanding shares of ARPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of ARPS.

         Except for the provisions described above, nothing contained in the Statement limits any legal right of the Fund to purchase or otherwise acquire any ARPS outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such purchase, there is no arrearage in the payment of dividends on or the mandatory or optional redemption price with respect to, any ARPS for which Notice of Redemption has been given and the Fund is in compliance with the 1940 Act ARPS Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount after giving effect to such purchase or acquisition on the date thereof. Any ARPS which are repurchased, redeemed or otherwise acquired by the Fund shall be cancelled. If fewer than all the outstanding shares of ARPS are redeemed or otherwise acquired by the Fund, the Fund shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

ASSET MAINTENANCE

         The Fund is required to satisfy two separate asset maintenance requirements in respect of ARPS: (i) the Fund must maintain assets in its portfolio that have a value, discounted in accordance with guidelines set forth by a Rating Agency, at least equal to the aggregate liquidation preference of ARPS plus specified liabilities, payment obligations and other amounts; and (ii) the Fund must maintain asset coverage for ARPS of at least 200%.

         ARPS Basic Maintenance Amount. The Fund must maintain, as of each Valuation Date on which any share of ARPS is outstanding, Eligible Assets having an aggregate Discounted Value at least equal to ARPS Basic Maintenance Amount, which is calculated separately for Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS) and/or S&P (if S&P is then rating ARPS), and any Other Rating Agency which is then rating ARPS and so requires. If the Fund fails to maintain Eligible Assets having an aggregated Discounted Value at least equal to ARPS Basic Maintenance Amount as of any Valuation Date and such failure is not cured on or before the related Asset Coverage Cure Date, the Fund will be required in certain circumstances to redeem certain of the ARPS. See "Redemption - Mandatory Redemption."

         The "ARPS Basic Maintenance Amount" as of any Valuation Date is defined as the dollar amount equal to:

                  (i) (A) the sum of the products resulting from multiplying the number of outstanding ARPS on such date by the liquidation preference (and redemption premium, if any) per share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each outstanding ARPS that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Fund non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to ARPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to ARPS for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D): less

                  (ii) the sum of any cash plus the value of any of the Fund's assets irrevocably deposited by the Fund for the payment of any (i)(B) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

         The Market Value of the Fund's portfolio securities (used in calculating the Discounted Value of Eligible Assets) is calculated in the same manner as the Fund calculates its net asset value. See "Net Asset Value" in the statement of additional information.

         The discount factors, the criteria used to determine whether the assets held in the Fund's portfolio are Eligible Assets, and guidelines for determining the Market Value of the Fund's portfolio holdings for purposes of determining compliance with ARPS Basic Maintenance Amount are based on criteria established in connection with rating ARPS. The Discount Factor relating to any asset of the Fund, ARPS Basic Maintenance Amount, the assets eligible for inclusion in the calculation of the Discounted Value of the Fund's portfolio and certain definitions and methods of calculation relating thereto may be changed from time to time by the Fund, without shareholder approval, but only in the event that the Fund receives written confirmation from each Rating Agency which is then rating ARPS and which so requires that any such changes would not impair its rating.

         A Rating Agency's guidelines will apply to ARPS only so long as such Rating Agency is rating such shares. The Fund will pay certain fees to Moody's, Fitch and/or S&P for rating ARPS. The ratings assigned to ARPS are not recommendations to buy, sell or hold ARPS. Such ratings may be subject to revision or withdrawal by the assigning rating agent at any time. Any rating of ARPS should be evaluated independently of any other rating.

         1940 Act ARPS Asset Coverage. The Fund is also required to maintain, with respect to ARPS, as of the last Business Day on any month in which any share of ARPS is outstanding, asset coverage of at least 200% (or such other percentage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities representing shares of a closed-end investment company as a condition of declaring dividends on its common shares) ("1940 Act ARPS Asset Coverage"). If the Fund fails to maintain the 1940 Act ARPS Asset Coverage as of the last Business Day of any month and such failure is not cured as of the related Asset Coverage Cure Date, the Fund will be required to redeem certain shares of ARPS. See "Redemption - Mandatory Redemption." The Fund estimates that based on the composition of its portfolio as of June 10, 2002, less the offering costs related thereto, and the issuance on __________________ of all shares of ARPS offered hereby and giving effect to the deduction of sales load and estimated offering costs related thereto estimated at $_________, the 1940 Act ARPS Asset Coverage with respect to ARPS, will be computed as follows:



                Value of Fund assets less liabilities not
                     representing senior securities                             $___________
__________________________________________________________________________  =  _______________   =    ___%

            Senior securities representing indebtedness plus                    $___________
                aggregate liquidation preference of ARPS

         Notices. Upon the Date of Original Issue and in certain other circumstances, the Fund is required to deliver to the Auction Agent and to any Rating Agency which is then rating ARPS (i) a certificate with respect to the calculation of the ARPS Basic Maintenance Amount; (ii) a certificate with respect to the calculation of the 1940 Act ARPS Asset Coverage and the value of the portfolio holdings of the Fund; and (iii) a letter proposed by the Fund's independent accountants regarding the accuracy of such calculations. See "Description of ARPS - Notices" in the statement of additional information.

LIQUIDATION RIGHTS

         In the event of a liquidation, dissolution or termination of the Fund, whether voluntary or involuntary, the holders of ARPS then outstanding and any other shares ranking on a parity with ARPS then outstanding, in preference to the holders of Common Shares, will be entitled to payment out of the assets of the Fund, or the proceeds thereof, available for distribution to shareholders after satisfaction of claims of creditors of the Fund, of a liquidation preference in the amount equal to $25,000 per share of ARPS, plus an amount equal to accumulated dividends (whether or not earned or declared but without interest) to the date of payment of such preference is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. However, holders of ARPS will not be entitled to any premium to which such holder would be entitled to receive upon redemption of such shares of ARPS. After payment of the full amount of such liquidation distribution, the owners of ARPS will not be entitled to any further participation in any distribution of assets of the Fund.

         If, upon any such liquidation, dissolution or termination of the affairs of the Fund, whether voluntary or involuntary, the assets of the Fund available for distribution among the holders of all outstanding preferred shares, including ARPS, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all outstanding preferred shares, including ARPS, ratably in any such distribution of assets according to the respective amounts which would be payable on all such shares if all amounts thereon were paid in full. Upon the dissolution, liquidation or termination of the Fund, whether voluntary or involuntary, until payment in full is made to the holders of ARPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to ARPS upon dissolution, liquidation or termination and no purchase, redemption or other acquisition for any consideration by the Fund shall be made in respect of the shares of Common Shares or any other class of shares of beneficial interest of the Fund ranking junior to ARPS upon dissolution, liquidation or termination.

         A consolidation, reorganization or merger of the Fund with or into any other Person, or a sale, lease or exchange of all or substantially all of the assets of the Fund in consideration for the issuance of equity securities of another Person, shall not be deemed to be a liquidation, dissolution or termination of the Fund.

VOTING RIGHTS

         Except as otherwise indicated herein and except as otherwise required by applicable law, holders of shares of ARPS have one vote per share and vote together with holders of shares of Common Shares as a single class. Under applicable rules of the New York Stock Exchange, the Fund is currently required to hold annual meetings of shareholders.

         In connection with any meeting of shareholders of the Fund held for the election of a class of trustees that includes a Preferred Share Trustee, the holders of outstanding preferred shares, including ARPS, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of Common Shares and all other securities and classes of beneficial interest of the Fund, to elect such Preferred Share Trustee. The holders of outstanding Common Shares and preferred shares, including ARPS, voting together as a single class, shall elect the balance of the Trustees. Notwithstanding the foregoing, if (a) at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on outstanding preferred shares, including outstanding ARPS, equal to at least two full years' dividends shall be due and unpaid; or (b) any time holders of any other preferred shares are entitled under the 1940 Act to elect a majority of the Trustees of the Fund, then the number of trustees constituting the Board shall automatically be increased by the smallest number that, when added to the two Preferred Share Trustees elected exclusively by the holders of preferred shares, including ARPS, as described above, would constitute a majority of the Board as so increased by such smallest number; and at a special meeting of shareholders which will be called and held as soon as practicable, and at all subsequent meetings at which Trustees are to be elected, the holders of outstanding preferred shares, including ARPS, voting as a separate class, will be entitled to elect the smallest number of additional Trustees that, together with the two Trustees which such holders will be in any event entitled to elect, constitutes a majority of the total number of Trustees of the Fund as so increased. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter shall pay, or declare and set apart for payment, in full all dividends payable on all outstanding preferred shares, including

ARPS, for all past Dividend Periods, or the Voting Period is otherwise terminated, the voting rights stated in the above sentence shall cease, and the terms of office of all of the additional Trustees elected by the holders of preferred shares, including ARPS (but not of the Trustees with respect to whose election the holders of Common Shares were entitled to vote or the two Trustees the holders of preferred shares, including ARPS, have the right to elect in any event), will terminate automatically. Any shares of preferred shares issued after the date hereof shall vote with preferred shares as a single class on the matters described above, and the issuance of any other shares of preferred shares by the Fund may reduce the voting power of ARPS.

         The affirmative vote of the holders of a majority of outstanding preferred shares, including ARPS, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such preferred shares, or any action requiring a vote of security holders of the Fund under section 13(a) of the 1940 Act. A "majority of outstanding preferred shares" is determined by reference to a "majority of outstanding voting securities" as defined in Section 2(a)(42) of the 1940 Act ("Majority Shareholder Vote"): the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

         The affirmative Majority Shareholder Vote of the holders of the outstanding preferred shares, including ARPS, voting as a separate class, is required to (i) amend, alter or repeal any of the preferences, rights or powers of such preferred shares so as to affect materially and adversely such preferences, rights or powers; (ii) increase the number of preferred shares authorized for issuance; (iii) establish or issue additional preferred shares or series thereof ranking on a parity with the existing preferred shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such preferred shares ranking on parity with the existing preferred shares or reclassify any authorized Common Shares or preferred shares into any shares ranking on parity with existing preferred shares (except that, the Board of Trustees, without the vote or consent of the holders of preferred shares, may from time to time establish, designate and classify, and the Fund may from time to time issue, additional preferred shares and series thereof, including other series of ARPS, ranking on a parity with ARPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or termination of the Fund, and may reclassify and/or issue any additional shares of each series of ARPS, subject to continuing compliance by the Fund with 1940 Act ARPS Asset Coverage and ARPS Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, Trustee, sequestrator (or other similar official) of the Fund or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any trust action in furtherance of any such action; (v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Fund's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings,
(B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to ARPS, (D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness permitted under clause (vi) below and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Fund's custodian and the Auction Agent, or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Fund may borrow as may be permitted by the Fund's investment policies and restrictions; provided, however, that transfers of assets by the Fund subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Fund has Eligible Assets with an aggregate Discounted Value at least equal to ARPS Basic Maintenance Amount as of the immediately preceding Valuation Date.

         In addition, the affirmative Majority Shareholder Vote of the holders of the outstanding ARPS of any series of ARPS, voting separately from any other series of preferred shares, including ARPS, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that series of preferred shares, including ARPS, in a manner different from that of other series of preferred shares, including ARPS. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or powers of a series of preferred shares, including ARPS, unless such matter (i) alters or abolishes any preferential right of such series of preferred shares, including ARPS; (ii) creates, alters or abolishes any right in respect of redemption of such series of preferred shares, including ARPS; or
(iii) creates or alters (other than to abolish) any restriction on transfer applicable to such series of preferred shares, including ARPS.

         The foregoing voting provisions will not apply with respect to any series of ARPS if, at or prior to the time when a vote is required, such series has been (i) redeemed or (ii) called for redemption, and sufficient funds shall have been deposited in trust to effect such redemption.

         The Board of Trustees, without the vote or consent of any holder of preferred shares, including any series of ARPS, or any other shareholder of the Fund, may from time to time adopt, amend, alter or repeal any or all of any definitions or add covenants and other obligations of the Fund or confirm the applicability of covenants and other obligations set forth herein in connection with obtaining or maintaining the rating of Moody's, Fitch, S&P or any Other Rating Agency with respect to ARPS and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of ARPS or the holders thereof, provided the Board of Trustees receives written confirmation from the relevant Rating Agency (such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to another Rating Agency's rating) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such Rating Agency.

         Also, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of preferred shares, including ARPS, or any other shareholder of the Fund, and without receiving any confirmation from any Rating Agency after consultation with the Broker-Dealers, provided that immediately following any such increase the Fund would be in compliance with ARPS Basic Maintenance Amount.

         Unless otherwise required by law, holders of ARPS shall not have any relative rights or preferences or other special rights other than those specifically set forth in the Declaration. The holders of ARPS shall have no rights to cumulative voting. In the event that the Fund fails to pay any dividends on the shares of ARPS, the exclusive remedy of the holders shall be the right to vote for Trustees as discussed above.

                                  THE AUCTION

GENERAL

         [Auction Agency Agreement. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, [DeutscheBank Trust Company Americas]) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for each series of ARPS so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than [45] days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that prior to such removal the Fund shall have entered into such an agreement with a successor Auction Agent.

         Broker-Dealer Agreements. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers selected by the Fund, which provide for the participation of those Broker-Dealers in Auctions for ARPS.

         After each Auction for ARPS, the Auction Agent will pay to each Broker-Dealer, from funds provided by the Fund, a service charge at the annual rate of 1/4 of 1% in the case of any Auction immediately preceding a Rate Period of less than one year, or a percentage agreed to by the Fund and the Broker-Dealers in the case of any Auction immediately preceding a Rate Period of one year or longer, of the purchase price of ARPS placed by such Broker-Dealer at such Auction.] For the purposes of the preceding sentence, ARPS will be placed by a Broker-Dealer if such shares were (a) the subject of Hold Orders deemed to have been submitted to the Auction Agent by the Broker-Dealer and were acquired by such Broker-Dealer for its own account or were acquired by such Broker-Dealer for its customers who are Beneficial Owners or (b) the subject of an Order submitted by such Broker-Dealer that is (i) a Submitted Bid of an Existing Holder that resulted in such Existing Holder continuing to hold such shares as a result of the Auction or (ii) a Submitted Bid of a Potential Holder that resulted in such Potential Holder purchasing such shares as a result of the Auction or (iii) a valid Hold Order.

         The Fund may request the Auction Agent to terminate one or more Broker-Dealer Agreements at any time, provided that at least one Broker-Dealer Agreement is in effect after such termination.

AUCTION PROCEDURES

         Prior to the Submission Deadline on each Auction Date for shares of a series of ARPS, each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit orders ("Orders") with respect to shares of such series to that Broker-Dealer as follows:

         o Hold Order - indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

         o Bid - indicating its desire to sell shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid (also known as a hold-at-a-rate order).

         o Sell Order - indicating its desire to sell shares of such series at $25,000 per share without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

         A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of ARPS then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will be treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to such shares to its Broker-Dealer will be deemed to have submitted a Hold Order with respect to such shares of such series to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner will be deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order shall constitute an irrevocable offer to sell the shares of ARPS subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of ARPS is, for purposes of such offer, a Potential Beneficial Owner as discussed below.

         A customer of a Broker-Dealer that is not a Beneficial Owner of a series of ARPS but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit Bids to its Broker-Dealer in which it offers to purchase shares of such series at $25,000 per share if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor will not be accepted.

         The Broker-Dealers in turn will submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as (i) Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners, and (ii) as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent will be responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder will be treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure by a Broker-Dealer to submit to the Auction Agent an Order in respect of ARPS held by it or customers who are Beneficial Owners will be treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of ARPS held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

         If Sufficient Clearing Bids for a series of ARPS exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, would result in Existing Holders and Potential Holders owning the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids a series of ARPS do not exist, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the Maximum Rate for shares of such series on the Auction Date therefore. In such event, Beneficial Owners of shares of such series that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted Hold Orders to the Auction Agent with respect to all Existing Holders of a series of ARPS, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof will be the All Hold Order Rate.

         The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of a series of ARPS that is fewer than the number of shares of such series specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders will be required to make appropriate pro rata allocations among their respective customers.

         [Settlement of purchases and sales will be made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers will make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository will make payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.]

SECONDARY MARKET TRADING AND TRANSFER OF ARPS

         The Broker-Dealers may maintain a secondary trading market of ARPS outside of Auctions, but are not obligated to do so, and may discontinue such activity at any time. There can be no assurance that such secondary trading market of ARPS will provide owners with liquidity of investment. ARPS are not registered on any stock exchange or on the Nasdaq Stock Market. Investors who purchase shares in an Auction for a Special Rate Period should note that because the dividend rate on such shares will be fixed for the length of such Rate Period, the value of the shares may fluctuate in response to changes in interest rates, and may be more or less than their original cost if sold on the open market in advance of the next Auction therefor, depending upon market conditions.

         A Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of ARPS only in whole shares and only (1) pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the Auction Procedures, (2) to a Broker-Dealer or (3) to such other persons as may be permitted by the Fund; provided, however, that (a) a sale, transfer or other disposition of ARPS from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

         [Although it is under no obligation to do so, and although it has no present intention to do so, the Fund may take steps from time to time to permit ARPS to be an eligible investment for money market funds under Rule 2a-7 of the 1940 Act and certain interpretations by the staff of the SEC thereunder. This would require an entity that is unaffiliated with the Fund to provide a "demand feature" that would be exercisable by ARPS holders in the event of a failed auction or in the event of a failure by the Fund to make required payments of dividends, redemptions or liquidation amounts to ARPS holders. It is anticipated that any entity providing such a demand feature will have received a short-term rating in one of the two highest short-term categories by a Rating Agency. It is also anticipated that the terms of the demand feature would provide that if the entity providing the demand feature refused to honor a request by an ARPS holder to tender its ARPS, such holder would be able to seek enforcement of the demand feature directly against such entity. The Auction Agent and Broker/Dealers will be given notice if this demand feature is established. Such demand feature would be subject to termination at the discretion of the Fund at any time, subject to notice to ARPS holders. There is a risk that the cost of the demand feature would reduce the overall income available to the Fund. There is no guarantee that the Fund will establish such a demand feature or, if it does, that it will enhance the income available to the Fund.]

                           DESCRIPTION OF BORROWINGS

         The Declaration authorizes the Fund, without prior approval of holders of Common Shares and preferred shares, including ARPS, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate.

         Limitations. Under the requirements of the 1940 Act, the Fund, immediately after issuing any Borrowings that are senior securities representing indebtedness (as defined in the 1940 Act), must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of any such Borrowings that are senior securities representing indebtedness, issued by the Fund. Certain types of Borrowings may also result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more Rating Agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will likely be senior to those of ARPS shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to ARPS shareholders in certain circumstances.

         Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund, including ARPS.

         The discussion above describes the Board of Trustees' present intention with respect to the possible engagement in Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.

                          DESCRIPTION OF COMMON SHARES

         The Fund has issued [______] Common Shares. All Common Shares have equal rights to the payment of dividends and the distribution of assets upon liquidation. Common Shares, when issued, were fully paid and non-assessable, and have no pre-emptive or conversion rights or rights to cumulative voting. Whenever ARPS are outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on

ARPS have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to ARPS would be at least 200% after giving effect to such dividends or distributions.

         The Common Shares are listed on the New York Stock Exchange. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund must continue to meet the New York Stock Exchange requirements in order for the Common Shares to remain listed.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Delaware law, Shareholders of a Delaware business trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Fund to the extent the courts of another state that does not recognize such limited liability were to apply the law of such state to a controversy involving such obligations. The Declaration disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Fund. The Declaration provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which the Fund is unable to meet its obligations and the complaining party is held not to be bound by the disclaimer.

          The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to an open-end fund. Specifically, the Declaration requires a vote by holders of at least 66 2/3% of the Common Shares and preferred shares, including ARPS, voting together as a single class, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) in certain cases, a merger or consolidation of the Fund with another entity; (3) the issuance by the Fund in one or more transactions of securities of 5% or more of the total value of all outstanding shares of the Fund to any principal shareholder for cash; (4) in certain cases, a sale, lease or transfer of all or substantially all of the Fund's assets; (5) in certain cases, the termination of the Fund; (6) any amendment to the Declaration that makes its shares "redeemable securities" as defined by the 1940 Act; (7) amendments to certain key provisions of the Declaration; or (8) the removal of Trustees by shareholders, and then only for cause, although only holders of ARPS may vote to remove Trustees who have been elected solely by holders of ARPS.

         This 66 2/3% voting requirement does not apply with respect to (1) through (6) above if the transaction has already been authorized by the affirmative vote of two-thirds of the Trustees. In that case, the affirmative vote of a majority of the outstanding voting securities, as defined in the 1940 Act (a "1940 Act Majority"), is required: the lesser of (i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Fund.

         In addition, shareholders do not have the right to vote in connection with a transaction described in (2) or (4) above if the primary purpose of the transaction is to change the Fund's domicile or form of organization. Moreover, shareholders do not have the right to vote on a merger or consolidation if, after giving effect to the transaction, shareholders of the Fund will have a majority of the outstanding shares of the surviving entity.

         The affirmative vote of the holders of at least 66 2/3% of preferred shares, including ARPS, voting as a separate class, will also be required in the case of actions or transactions described in (1) or (6) above. Such a vote will also be required if any of the actions or transactions described in (2), (3) or
(4) above occurs if such transactions adversely affect the holders of preferred shares, including ARPS. However, if any such action or transaction has been authorized by the affirmative vote of two-thirds of the Trustees, then the action only requires the affirmative vote of a 1940 Act Majority of preferred shares, including ARPS, voting as a separate class.

         If the Trustees determine that any matter submitted to a vote of shareholders affects fewer than all Classes, then only the shareholders of the affected class shall be entitled to vote on the matter.

         None of the foregoing provisions may be amended except by the vote of the holders of at least 66 2/3% of the Common Shares and preferred shares, including ARPS, voting together as a single class.

         The votes required to convert the Fund from a closed-end fund to an open-end fund or to approve transactions that adversely affect the holders of ARPS are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under "Certain Provisions in the Declaration of Trust and Bylaws."

         The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

         Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

                                  TAX MATTERS

FEDERAL INCOME TAX MATTERS

         The following brief tax discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. In the Statement of Additional Information we have provided more detailed information regarding the tax consequences of investing in the Fund. The Fund intends to qualify as a regulated investment company under federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its "investment company taxable income" (which includes dividends the Fund receives on REIT shares, interest income, and net short-term capital gain net of expenses of the Fund), the Fund will not be required to pay federal income taxes on any income it distributes to shareholders but such distributions will generally be taxable to you as a shareholder of the Fund when received.

         Dividends paid to you out of the Fund's "investment company taxable income" will be taxable to you as ordinary income to the extent of the Fund's earnings and profits. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your Fund shares. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. A distribution of an amount in excess of the Fund's earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your ARPS; any such distributions in excess of your basis are treated as gain from a sale of your shares. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

         A distribution will be treated as paid to you on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid during January of the following year. Each year, we will notify you of the tax status of dividends and other distributions.

         If you sell your ARPS, or have shares repurchased by the Fund, you may realize a capital gain or loss, which will be long-term or short-term depending on your holding period for the shares.

         We may be required to withhold U.S. federal income tax from all taxable distributions payable if you:

         o fail to provide us with your correct taxpayer identification number;

         o        fail to make required certifications; or

         o have been notified by the IRS that you are subject to backup withholding.

         Fund distributions also may be subject to state and local taxes. You should consult with your own tax adviser regarding the particular consequences of investing in the Fund.

                          CUSTODIAN AND TRANSFER AGENT

         The custodian of the assets of the Fund is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. The Custodian performs custodial, fund accounting and portfolio accounting services. DeutscheBank Trust Company Americas is the Auction Agent with respect to shares of ARPS and acts as transfer agent, registrar, dividend disbursing agent and redemption agent with respect to ARPS.

                                  UNDERWRITING

         Subject to the terms and conditions of the underwriting agreement dated the date hereof, each Underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of ARPS set forth opposite the name of such Underwriter.

                                                                            NUMBER OF SHARES
                                                      -----------------------------------------------------------
NAME                                                  SERIES M         SERIES W         SERIES T         SERIES F
----                                                  --------         --------         --------         --------

__________________.......................

     Total...............................

         The underwriting agreement provides that the obligations of the Underwriters to purchase the ARPS included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The Underwriters are obligated to purchase all ARPS if they purchase any ARPS.

         In the underwriting agreement, the Fund, AIM and INVESCO have each agreed to indemnify the several Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute payments the Underwriters may be required to make for any of those liabilities.

         The Underwriters propose to initially offer some of the ARPS directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the ARPS to certain dealers at the public offering price less a concession not in excess of $_____ per share. The sales load the Trust will pay of $_____ per share is equal to _____% of the initial offering price. The Underwriters may allow, and such dealers may reallow, a concession not in excess of $_____ per share on sales to certain other dealers. Certain dealers acting in the capacity of sub-underwriters may receive additional compensation for acting in such a capacity. If all of the ARPS are not sold at the initial public offering price, the Underwriters may change the public offering price and the concession. Investors must pay for any ARPS purchased in the public offering on or before _______________, 2002.

         The Fund anticipates that from time to time the representatives of the underwriters and certain other underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters. The Underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

         The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers and receive fees as set forth under "The Auction" and in the Statement of Additional Information.

         The principal business address of Salomon Smith Barney, Inc. is 388 Greenwich Street, New York, New York 10013.

         The settlement date for the purchase of ARPS will be ___________, 2002, as agreed upon by the Underwriters, the Fund and AIM pursuant to Rule 15c6-1 under the Securities Exchange Act of 1934.

                                 LEGAL OPINIONS

         Certain legal matters in connection with the shares of ARPS offered hereby will be passed upon for the Fund by Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, and for the underwriters by Simpson Thacher & Bartlett, New York, New York. Simpson Thacher & Bartlett may rely as to certain matters of Delaware law on the opinion of Ballard Spahr Andrews & Ingersoll, LLP.

                             AVAILABLE INFORMATION

         The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, Northeast Regional Office, 233 Broadway, New York, NY 10279, and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the New York Stock Exchange.

         This Prospectus does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

         Additional information about the Fund and ARPS can be found in the Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.AIM Select.com.

               SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under "Risk Factors" and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                                               Page

INVESTMENT OBJECTIVES
INVESTMENT POLICIES AND TECHNIQUES
MANAGEMENT OF THE FUND
INVESTMENT ADVISER AND SUBADVISER
PORTFOLIO TRANSACTIONS AND BROKERAGE
CALCULATION OF NET ASSET VALUE
DESCRIPTION OF ARPS
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR ARPS
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST
REPURCHASE OF COMMON SHARES
TAX MATTERS
EXPERTS
CUSTODIAN
ADDITIONAL INFORMATION

================================================================================

                                $_______________

                             AIM SELECT REAL ESTATE
                                   INCOME FUND

                      Auction Rate Preferred Shares (ARPS)

                           _____ ARPS SERIES M SHARES
                           _____ ARPS SERIES W SHARES
                           _____ ARPS SERIES T SHARES
                           _____ ARPS SERIES F SHARES

                            -------------------------

                                   PROSPECTUS
                               ____________, 2002

                            -------------------------

                                 [UNDERWRITERS]



================================================================================

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                   SUBJECT TO COMPLETION, DATED JUNE 13, 2002

                       AIM SELECT REAL ESTATE INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

      AIM Select Real Estate Income Fund (the "Fund") is a recently organized, non-diversified closed-end management investment company. This Statement of Additional Information relating to auction rate preferred shares of the Fund ("ARPS") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated _______________ ___, 2002 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing ARPS in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 347-1919 or by writing to the Fund at 11 Greenway Plaza, Suite 100, Houston, TX 77046-1173. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

The date of this statement of additional information is _________________, 2002.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                           PAGE

INVESTMENT OBJECTIVES........................................................1
INVESTMENT POLICIES AND TECHNIQUES...........................................2
MANAGEMENT OF THE FUND.......................................................6
INVESTMENT ADVISER AND SUBADVISER............................................9
ALLOCATION AND OTHER PRACTICES..............................................11
CALCULATION OF NET ASSET VALUE..............................................15
DESCRIPTION OF ARPS.........................................................16
ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR ARPS.....................17
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST..............................18
REPURCHASE OF COMMON SHARES.................................................19
TAX MATTERS.................................................................19
EXPERTS.....................................................................27
CUSTODIAN...................................................................27
ADDITIONAL INFORMATION......................................................27
ATTACHMENT A...............................................................A-1
ATTACHMENT B...............................................................B-1
ATTACHMENT C...............................................................C-1
ATTACHMENT D...............................................................D-1
FINANCIAL STATEMENTS......................................................FS-1

                              INVESTMENT OBJECTIVES

      The Fund's primary investment objective is high current income. Capital appreciation is a secondary investment objective of the Fund. The Fund's investment objectives are fundamental and may not be changed by the Fund's Board of Trustees without shareholder approval.

INVESTMENT POLICIES

      FUNDAMENTAL POLICIES. The Fund is subject to the following fundamental investment policies, which may be changed only by a vote of a majority of the outstanding Common Shares, and ARPS, voting together as a single class. In addition, because changes to the Fund's fundamental investment policies require the approval of shareholders under Section 13(a) of the 1940 Act, the Declaration requires that such changes require the separate approval of the holders of a majority of the outstanding preferred shares, including ARPS, if any, voting as a separate class. A "majority of the outstanding shares" means the lesser of (i) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares. Any fundamental investment policy that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

                  (1) The Fund may not issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by fundamental investment policy (2) set forth below.

                  (2) The Fund may not borrow money, except as permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions").

                  (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

                  (4) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

                  (5) The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This fundamental policy does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

                  (6) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This fundamental policy does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

                  (7) The Fund will make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the real estate industry and not in any other industry. This fundamental policy does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this fundamental policy, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

      NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions may be changed with the approval of the Board of Trustees and without approval of the Fund's voting securities.

      The Fund may not:

                  (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to securities sold at no added cost. This restriction does not prevent the Fund from engaging in transactions options, futures contracts, options on futures contracts, or derivative instruments, which are not deemed to constitute selling short;

                  (2) Purchase securities of open-end or closed-end companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder; and

                  (3) Purchase securities of companies for the purpose exercising control.

      The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

                       INVESTMENT POLICIES AND TECHNIQUES

      The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

REAL ESTATE INVESTMENT TRUSTS (REITS)

      A REIT is a Real Estate Company that pools investors' funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

PREFERRED STOCKS

      The Fund may invest in preferred stocks issued by Real Estate Companies. It is the Fund's intention to initially invest approximately 30 to 40% of its total assets in preferred stocks issued by Real Estate Companies. The actual percentage of preferred stocks in the Fund's portfolio may vary over time based on AIM's and INVESCO's assessment of market conditions.

LOWER-RATED SECURITIES

      Securities that receive a rating of Ba or BB or lower by Moody's or S&P (or, if unrated, are of equivalent quality) are considered below investment grade securities. Debt securities of below grade investment quality are commonly referred to as junk bonds. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal.

      Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of lower-rated securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. Yields on lower-rated securities will fluctuate. If the issuer of lower-rated securities defaults, the Fund may incur additional expenses to seek recovery.

      The secondary markets in which lower-rated securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect the price at which the Fund could sell a particular lower-rated security when necessary to meet liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, and could adversely affect and cause large fluctuations in the net asset value of the Fund's Common Shares. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities.

      It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of such securities, and adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon. New laws and proposed new laws may adversely impact the market for lower-rated securities.

SWAP AGREEMENTS

      The Fund may enter into interest rate swap or cap transactions for purposes of attempting to reduce or eliminate risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage. Swap transactions are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap transactions include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

      The "notional amount" of the swap transaction is only a fictitious basis on which to calculate the obligations that the parties to a swap transaction have agreed to exchange. Most swap transaction entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap transaction will generally be equal only to the net amount to be paid or received under the transaction based on the relative values of the positions held by each party to the transaction (the "net amount"). Obligations under a swap transaction will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap transaction with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap transactions, see "Tax Matters - Tax Risks of Fund's Investments - Swap Agreements."

OTHER INVESTMENT COMPANIES

      With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds, the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company.

      The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. See "The Fund's Investments - Cash Positions" in the Prospectus for more information on investments in Affiliated Money Market Funds.

SHORT-TERM INVESTMENTS

      For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income securities. Short-term fixed income investments are defined to include, without limitation, the following:

                  (1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                  (2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

                  (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. AIM and INVESCO monitor the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. AIM and INVESCO do so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                  (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major Rating Agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. AIM and INVESCO will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

SECURITIES LENDING

      Collateral for securities lending will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies.

                             MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

      The overall management of the business and affairs of the Fund is vested in the Board of Trustees. The Board of Trustees is classified, with respect to the time for which Trustees severally hold office, into three classes -- Class I, Class II and Class III--, as nearly equal in number as reasonably possible, with the Trustees in each Class to hold office until their successors are elected and qualified. Each member of the Board of Trustees in Class I shall hold office until the annual meeting of shareholders in 2003, each member of the Board of Trustees in Class II shall hold office until the annual meeting of shareholders in 2004, and each member of the Board of Trustees in Class III shall hold office until the annual meeting of shareholders in 2005. At each annual meeting of the shareholders, the successors to the Class of Trustees whose terms expire at that meeting shall be elected to hold office for terms expiring at the later of the annual meeting of shareholders held in the third year following the year of their election or the election and qualification of their successors.

      Upon the issuance of ARPS, two Trustees will be re-designated as Preferred Share Trustees. At the 2004 annual meeting, holders of preferred shares, including ARPS, to the extent any such shares are outstanding, voting as a separate class, will elect one Class II Trustee and the remaining Trustees shall be elected by Common Shareholders and holders of preferred shares, including ARPS, voting together as a single class. Additionally, holders of preferred shares, including ARPS, to the extent any such shares are outstanding, will elect one Class III Trustee at the 2005 annual meeting of shareholders and the remaining Trustees shall be elected by Common Shareholders and holders of preferred shares, including ARPS, in the same manner as at the 2004 annual meeting. Holders of preferred shares, including ARPS, will be entitled to elect a majority of the Fund's trustees under certain circumstances. See the Statement attached as Appendix A to this Statement of Additional Information.

      The Trustees and officers of the Fund are set forth in Appendix C. The Fund has no employees. Its officers are compensated by AIM or AIM Management.

      The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Trustees.

      The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Carl Frischling, Lewis F. Pennock and Louis S. Sklar, Dr. Prema Mathai-Davis and Miss Ruth H. Quigley. The Audit Committee is responsible for: (i) considering management's recommendations of independent accountants for the Fund and evaluating such accountants' performance, costs and financial stability; (ii) with AIM, reviewing and coordinating audit plans prepared by the Fund's independent accountants and management's internal audit staff; and (iii) reviewing financial statements contained in periodic reports to shareholders with the Fund's independent accountants and management.

      The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chair), Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters.

      The members of the Valuation Committee are Messrs. Dunn and Pennock, and Miss Quigley. The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies.

      The members of the Committee on Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley.

The Committee on Trustees is responsible for: (i) considering and nominating individuals to stand for election as disinterested trustees; (ii) reviewing from time to time the compensation payable to the disinterested trustees; and (iii) making recommendations to the Board regarding matters related to compensation, including deferred compensation plans and retirement plans for the disinterested trustees.

      The Committee on Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Trustees or the Board, as applicable, shall make the final determination of persons to be nominated.

COMPENSATION

      Each Trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such Trustee also serves as a director or trustee of other AIM Funds. Each such Trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

      Information regarding estimated compensation to be paid or accrued for each trustee of the Fund who is not affiliated with AIM during the Fund's first full fiscal year after commencement of operations is found in Appendix D.

Retirement Plan for Trustees

      The Trustees have adopted a retirement plan for the Trustees of the Fund who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

      The retirement policy permits each non-AIM-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a Trustee.

      Annual retirement benefits are available to each non-AIM-affiliated Trustee of the Fund and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a Trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the Trustee's annual retainer paid or accrued by any Covered Fund to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such Trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased Trustee's retirement benefits for the same length of time that the Trustee would have received based on his or her service. A Trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

      Messrs. Daly, Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Fund, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Fund's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Fund. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Fund and of each other AIM Fund from which they are deferring compensation.

                        INVESTMENT ADVISER AND SUBADVISER

      AIM acts as investment adviser to the Fund, with responsibility for the overall management of the Fund. AIM was organized in 1976, and along with its subsidiaries, manages or advises over 135 investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Fund and their affiliations are shown in Appendix C attached hereto.

      As investment advisor, AIM supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM is responsible for the selection and monitoring of the subadviser, managing the Fund's business affairs and providing day-to-day administrative services to the Fund. For additional information regarding the management services performed by AIM, see "Management of the Fund" in the Fund's Prospectus.

      The Advisor is also responsible for furnishing to the Fund, at the Advisor's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Fund, in the judgment of the Trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of the Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

      AIM, at its own expense, furnishes to the Fund office space and facilities. AIM furnishes to the Fund all personnel for managing the affairs of the Fund.

      INVESCO is the subadviser to the Fund. As subadviser, INVESCO obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. INVESCO provides real estate investment advisory services to institutional clients. Of the approximate $400 billion managed by AMVESCAP PLC worldwide as of March 31, 2002, INVESCO and its affiliates manage or provide advisory services on over $8.94 billion in private real estate and publicly traded real estate securities. This total represents approximately $6.6 billion in direct real estate portfolios, $1.3 billion in European real estate and approximately $ 1.0 billion in equity REITs. See "Management of the Fund" in the Fund's Prospectus for more information on the Fund's co-portfolio managers.

      Pursuant to the Master Investment Advisory Agreement between AIM and the Fund, the Fund has agreed to pay an annual management fee for the services and facilities provided by AIM of 0.90% of average daily Managed Assets (net assets attributable to the Common Shares, plus assets attributable to ARPS, plus the principal amount of Borrowings) payable on a monthly basis.

      INVESCO will receive from AIM 50% of the management fee paid to AIM (net of any fee or expense reimbursements or waivers). See "Management of the Fund" in the Prospectus for more information on AIM fee waivers.

      All fees and expenses are accrued daily and deducted before payment of dividends to investors.

      The investment management agreement has been approved by a majority of the disinterested Trustees of the Fund and the sole shareholder of the Fund.

      The Master Investment Advisory Agreement with AIM and the Master Sub-Advisory Agreement with INVESCO were approved for the Fund by the Board at an in-person meeting held on May 15, 2002. In evaluating the fairness and reasonableness of these advisory and sub-advisory agreements, the Board of Trustees considered a variety of factors, including: the requirements of the Fund for investment supervisory and administrative services; the quality of AIM's and INVESCO's services, and AIM's and INVESCO's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services to be rendered; fees charged to AIM's and INVESCO's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by the Fund as a percentage of its assets and relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's and INVESCO's profitability; the benefits received by AIM and INVESCO from their relationship to the Fund, including soft dollar arrangements, and the extent to which the Fund shares in those benefits; the organizational capabilities and financial condition of AIM and INVESCO and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry.

      In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of the Fund may be invested in Affiliated Money Market Funds advised by AIM pursuant to the terms of an exemptive order. The Board found that the Fund may realize certain benefits upon investing cash balances in Affiliated Money Market Funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that the Fund will not receive reduced services if it invests its cash balances in such money market funds.

      After consideration of these factors, the Board found that: (i) the services provided to the Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that the Fund's advisory and sub-advisory agreements were in the best interests of the Fund and its shareholders and approved the agreements for a two-year term.

      The Fund, INVESCO and AIM and other related entities have adopted codes of ethics which essentially prohibit certain of their personnel, including the Fund's portfolio management team, from engaging in personal investments which compete or interfere with, or attempt to take advantage of a client's, including the Fund's, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the codes of ethics can be viewed online or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section, 450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

                         ALLOCATION AND OTHER PRACTICES

      Subject to the supervision of the Board of Trustees and AIM, INVESCO makes decisions to buy and sell securities for the Fund, selects broker-dealers, effects the Fund's investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

BROKERAGE TRANSACTIONS AND COMMISSIONS

      When INVESCO places trades for the Fund, all trades must be placed in a manner designed to seek "best price and execution." In keeping with this requirement, INVESCO considers the following factors, among others, in the selection of brokers:

      o the ability of the broker to execute securities transactions so that the Fund's total costs or proceeds in each transaction are the most favorable under the circumstances;

      o the execution and operational capabilities of competing broker-dealers, including their ability to satisfy INVESCO's trading requirements;

      o     the quality of investment research services provided by the broker;

      o the broker's reputation for integrity and sound financial condition and practices;

      o     acceptable standards of timely and accurate record keeping; and

      o     fair resolution of disputes.

      Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Fund, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Congress recognized that, in a competitive rate environment, an investment adviser's fiduciary duty does not necessarily require payment of the lowest commission rate. Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), requires that a person exercising discretion with respect to an account must make a good-faith determination that the rate paid is reasonable in relation to the value of the research services provided, viewed either in terms of the particular transaction or in terms of overall responsibility with respect to accounts for which the investment adviser exercises investment discretion. Best price and execution therefore does not require paying the lowest available commission. The broker's ability to execute, efficiency of execution, back office capability, financial responsibility, the value of research provided and overall price of the transaction are all proper considerations in reaching a good-faith determination that commissions are reasonable in relation to the value of brokerage and research provided.

      In order to qualify for the safe harbor of Section 28(e) of the 1934 Act, the products and services provided by the broker must constitute "research"; that is, they must provide lawful and appropriate assistance to INVESCO's investment decision-making process. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. The research must be provided by the broker or dealer with whom the brokerage is placed. The research can be produced by the broker "in house" or it can be provided by a third party, but only if the broker (and not INVESCO) has incurred a direct obligation to the third party to pay for that research.

      Consistent with the safe harbor of Section 28(e), research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with the Fund. Conversely, the Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO. INVESCO does not obligate itself to generate a specified commission rate to a broker, or to pay in hard dollars to the extent that a specified level of commissions is not reached.

      INVESCO believes that the research services are beneficial in supplementing INVESCO's research and analysis and that they improve the quality of INVESCO's investment advice. The advisory fee paid by the Fund is not reduced because INVESCO receives such services. However, to the extent that INVESCO would have purchased research services had they not been provided by broker dealers, the expenses to INVESCO could be considered to have been reduced accordingly.

      In order to manage the risks involved in using a variety of broker-dealer firms to execute trades for its clients, INVESCO has adopted due diligence procedures for the review and approval of broker-dealers. The responsibility for conducting due diligence on broker-dealers and for approving or denying their use by INVESCO rests with the INVESCO's Broker Review Committee. The Broker Review Committee establishes appropriate standards for the review and approval of broker-dealers to be used by INVESCO. These due diligence standards include consideration of the broker-dealer's ability to obtain best execution on trades for INVESCO clients. The standards also include consideration of other qualitative and quantitative factors, such as:

      o     sound financial practices;

      o     reputation for integrity;

      o     operational efficiency; and/or

      o     cooperativeness in resolving any differences.

      The Broker Review Committee has established procedures for the periodic review of all new and existing brokerage relationships. The schedule and frequency of reviews reflect the kinds and levels of risks involved in each relationship. The Broker Review Committee is responsible for maintaining all records relating to the reviews of all brokerage firms used by INVESCO.

      Some of the securities in which the Fund invests are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions. Traditionally, commission rates have not been negotiated on stock market outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

      The Fund does not intend to pay brokerage commissions to brokers affiliated with the Fund, AIM, INVESCO, AIM Distributors, Inc., AMVESCAP, or any affiliates of such entities.

      The Fund may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, the Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Fund follows procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Fund. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

ALLOCATION OF PUBLIC OFFERING TRANSACTIONS

      From time to time, certain of the funds or other accounts managed by INVESCO may become interested in participating in public securities distributions that are available in a "public offering." INVESCO defines such offerings as an Initial Public Offering or a Secondary Public Offering (collectively referred to as "Public Offerings"). Occasions may arise when purchases of such securities by one fund or account may also be considered for purchase by one or more other funds accounts.

      INVESCO's policies and procedures are designed to provide a fair allocation of investment opportunities for all clients and firm accounts. While these policies and procedures are designed to produce fairness over time, absolute parity may not be possible given the uniqueness of each client and the peculiarity of each Public Offering. "Fairness" means that no account or class of accounts may be favored at the expense of others given the distinct characteristics of the offerings and the individual client's availability to purchase Public Offerings. Furthermore, since the marketplace for Public Offerings is dependent on industry trends, trade allocation procedures must be viewed as an integral part of a program that may encompass several years.

      As a general policy, and to the extent that no client will receive preferential treatment and/or that no client receives a disproportionate allocation relative to the number of shares available for distribution, Public Offerings will be allocated to eligible accounts in a manner similar to the following.

      First, subject to the above, security transactions will be allocated to accounts in accordance with the individual portfolio manager's instructions. The portfolio manager is responsible for communicating the exact allocations to the trading desk. Next, in circumstances where the total amount subscribed for exceeds the available amount of securities allocated by the underwriter, the securities will be allocated to accounts by the portfolio manager in a fair and equitable manner so that over time no particular client is favored. The allocation process may include but is not limited to: (1) pro-rata by asset size of each account; (2) in proportion to order size; and/or (3) alphabetical/numeric order. Whichever allocation method is chosen, it will be followed for future allocation where shares are "scare." Receipt of approximately 10% or less of the shares requested is deemed to be "scare" according to industry standards. If possible, securities will be allocated in a manner that avoids odd lots. Finally, allocations are subject to availability of cash and other account restrictions and/or other requirements.

      Although INVESCO will make every attempt to enforce the fair distribution of all Public Offerings, there is no guarantee that the valuation of individual Public Offering returns will be consistently favorable to all clients. The portfolio managers are prohibited from using the "anticipation" of better returns method for allocating shares.

                         CALCULATION OF NET ASSET VALUE

      The Fund determines its net asset value per Common Share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, the Fund determines its net asset value per Common Share as of the close of the NYSE on such day. For purposes of determining net asset value per Common Share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Fund determines net asset value per Common Share by dividing the value of the Fund's securities, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses and dividends payable) and less the liquidation preference of ARPS by the total number of Common Shares outstanding. Determination of a Fund's net asset value per Common Share is made in accordance with generally accepted accounting principles.

      For purposes of determining net asset value of the Common Shares, each security (excluding convertible bonds) held by the Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Further, if events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the New York Stock Exchange, the Fund may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees of the Fund. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

      Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of the Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

      Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of the Fund is determined only on business days of the Fund, the net asset value per Common Share of the Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

      Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

                               DESCRIPTION OF ARPS

      This description of preferred shares is qualified in its entirety by reference to the Statement attached as Appendix A hereto. Any capitalized terms not otherwise defined herein shall have the definitions ascribed to those in this Statement.

      Notices. The Fund shall deliver to the Auction Agent and Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a certificate which sets forth a determination of certain items (a "ARPS Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any such Rating Agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Fund's cure of a failure to meet ARPS Basic Maintenance Amount Test, (E) any day that Common Shares or preferred shares, including ARPS, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of ARPS Basic Maintenance Amount. Such ARPS Basic Maintenance Certificate shall be delivered in the case of (A) above on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

      The Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS, S&P (if S&P is then rating
ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a certificate with respect to the calculation of the 1940 Act ARPS Asset Coverage and the value of the portfolio holdings of the Fund (a "1940 Act ARPS Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act ARPS Asset Coverage. Such 1940 Act ARPS Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue, and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates in this paragraph and the preceding paragraph may be combined into a single certificate.

      Within ten Business Days of the Date of Original Issue, the Fund shall deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a letter prepared by the Fund's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Fund in ARPS Basic Maintenance Certificate and the 1940 Act ARPS Asset Coverage Certificate required to be delivered by the Fund as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a ARPS Basic Maintenance Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such ARPS Basic Maintenance Certificate and in any other ARPS Basic Maintenance Certificate randomly selected by the Fund's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Fund on which a 1940 Act ARPS Asset Coverage Certificate is required to be delivered, the Fund will deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Fund in such 1940 Act ARPS Asset Coverage Certificate.

      In addition, the Fund will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Fund on each ARPS Basic Maintenance Certificate and 1940 Act ARPS Asset Coverage Certificate delivered pursuant to certain other provisions of the Statement, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Fund's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Fund's independent accountants will be conclusive and binding on the Fund; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain ARPS Basic Maintenance Amount on any prior Valuation Dates.

                        ADDITIONAL INFORMATION CONCERNING
                              THE AUCTIONS FOR ARPS

GENERAL

      Securities Depository. The Depository Trust Company ("DTC") will act as the Securities Depository for certain participants ("Agent Members") with respect to each series of ARPS. One certificate for all of the shares of each series of ARPS will be registered in the name of Cede & Co., as nominee of the Securities Depository. Such certificate will bear a legend to the effect that such certificate is issued subject to the provisions restricting transfers of ARPS contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for each series of ARPS. [Cede & Co. will be the holder of record of all shares of each series of ARPS and owners of such shares will not be entitled to receive certificates representing their ownership interest in such shares.]

      DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) held by each such Agent Member in ARPS, whether for its own account or as a nominee for another person.

CONCERNING THE AUCTION AGENT

      [The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment made by it in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.

      The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of shares of ARPS, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other Person, if permitted by the Fund) with respect to transfers described under "The Auction - Secondary Market Trading and Transfer of ARPS" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it is received by the Auction Agent by 3:00 p.m., New York City time, on the Business Day preceding such Auction.]

Broker-Dealers

      [The Broker-Dealer Agreement provides that a Broker-Dealer (other than an affiliate of the Fund) may submit Orders in Auctions for its own account, unless the Fund notifies all Broker-Dealers that they may no longer do so, in which case Broker-Dealers may continue to submit Hold Orders and Sell Orders for their own accounts.] Any Broker-Dealer that is an affiliate of the Fund may submit Orders in Auctions, but only if such Orders are not for its own account. If a Broker-Dealer submits an Order for its own account in any Auction, it might have an advantage over other Bidders because it would have knowledge of all Orders submitted by it in that Auction; such Broker-Dealer, however, would not have knowledge of Orders submitted by other Broker-Dealers in that Auction.

                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

      The Declaration provides that the obligations of the Fund are not binding upon the Trustees of the Fund individually, but only upon the assets and property of the Fund, and that the Trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      The Declaration divides the Trustees into three Classes of approximately equal size with each Class serving for 3-year terms commencing at successive annual meetings. See "Management of the Fund - Board of Trustees." As a result of this staggered Board structure, it would take a minimum of two years for other entities or groups of persons to gain a majority of seats on the Board of Trustees.

      The Bylaws also include provisions that could limit the ability of other entities or persons to acquire control of the Fund. The Bylaws require that shareholders provide advance notice to the Fund in order to nominate candidates for election to the Board of Trustees or to bring proposals before the annual meeting of shareholders. This prevents other entities or groups of persons from nominating trustees or raising proposals during an annual meeting of shareholders unless they have provided such advance notice to the Fund.

                           REPURCHASE OF COMMON SHARES

      Although it is under no obligation to do so, the Fund reserves the right to repurchase its Common Shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, the Fund may borrow to finance the repurchase of Common Shares or to make a tender offer. Interest on any borrowings to finance Common Share repurchase transactions or the accumulation of cash by the Fund in anticipation of Common Share repurchases or tenders will reduce the Fund's net income. Any Common Share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would also have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

      The repurchase by the Fund of its Common Shares at prices below net asset value may result in an increase in the net asset value of those Common Shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets, which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when ARPS are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks - Leverage Risk."

                                   TAX MATTERS

      The following discussion of federal income tax matters is based upon the advice of Ballard Spahr Andrews & Ingersoll, LLP, counsel to the Fund.

      Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

      The Fund intends to qualify annually and to elect to be treated as a regulated investment company ("RIC") under the Code.

      To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holding so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, or two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year. For purposes of the first of these requirements, income derived by the Fund from real estate companies that are classified as partnerships or trusts for federal income tax purposes (and not as corporations or REITs) is treated as qualifying income only to the extent such income is attributable to items of income of the partnership or trust that would be qualifying income if realized directly by the RIC in the same manner as realized by the partnership or trust. The Internal Revenue Service has issued numerous private letter rulings similarly holding that a RIC investing in a partnership or trust should be treated as owning a proportionate share of the assets of the partnership or trust for purposes of the diversification requirement. Accordingly, the Fund may have to restrict its investment in real estate companies that are classified as partnerships or trusts for federal income tax purposes in order to maintain its qualification as a RIC under the Code.

      As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the foregoing distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

      If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

TAX RISKS OF FUND'S INVESTMENTS

      Swap Agreements. The Fund may enter into swap agreements. The federal income tax rules governing swap agreements are in a developing stage and are not entirely clear in certain respects. Because it is uncertain how swap agreements and income derived from swap transactions are to be treated for purposes of the RIC qualification requirements, the extent to which the Fund will be able to engage in swap agreements may be limited. The Fund intends to avoid deriving more than 10% of its gross income from swap payments until the RIC qualification requirements are clarified through future guidance from the Internal Revenue Service.

      Futures Contracts and Options on Futures Contracts. The Fund's investments in futures contracts and options on future contracts are subject to special federal income tax provisions that may, among other things, cause the Fund to recognize gain without a corresponding receipt of cash.

DISTRIBUTIONS

      Dividends paid out of the Fund's investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Earnings and profits are treated as first being used to pay distributions on ARPS, and only the earnings and profits remaining after the distribution preference of ARPS has been satisfied are treated as being used to pay distributions on the Common Shares. If a portion of the Fund's income consists of dividends paid by U.S. corporations (not including corporations qualifying as REITs), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held Fund shares. Dividends paid on ARPS and on the Common Shares are designated as dividends eligible for the corporate dividends received deduction and as capital gain dividends in proportion to the amount of dividends paid with respect to each class of Shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis for such shares equal to the amount of the cash dividend that is reinvested. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

      Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

SALE OR EXCHANGE OF FUND SHARES

      Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

      Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to such shares.

ORIGINAL ISSUE DISCOUNT SECURITIES

      Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the "original issue discount") each year that the securities are held, even though the Fund receives no cash interest payments. This income is included in determining the amount of income which the Fund must distribute to maintain its status as a regulated investment company and to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS

      The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits ("REMICs"). Under Treasury regulations which have not yet been issued, but which may apply retroactively, the portion of the income from a REIT that is attributable to the REIT's residual interest in a REMIC (referred to in the Code as an "excess inclusion") will be subject to federal income tax in all events and will be allocated to the shareholders of the REIT (which may include the Fund) in proportion to the dividends received by such shareholders. These Treasury regulations are also expected to provide that excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a "disqualified organization" (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Fund does not intend to invest in REITs that have a substantial portion of their assets in residual interests of REMICs.

BACKUP WITHHOLDING

      The Fund may be required to withhold U.S. federal income tax from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is currently 30% and will decrease to 29% in 2004 and 2005, and 28% thereafter until 2011, when the percentage will return to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS

      U.S. taxation of a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("foreign shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

INCOME NOT EFFECTIVELY CONNECTED

      If the income and returns of capital from the Fund are not "effectively connected" with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see "Taxation -- Investments in Real Estate Investment Trusts" above)), which tax is generally withheld from such distributions.

      Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases, because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes. In that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See "Taxation-Backup Withholding," above.

      If a foreign shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States or upon a distribution in excess of the Fund's earnings and profits treated as a return of capital will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or is otherwise considered to be a resident alien of the United States. However, if at any time during the shorter of the period during which the foreign shareholder held shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a "U.S. real property holding corporation" and the foreign shareholder held either ARPS or Common Shares with a fair market value greater than 5% of the aggregate fair market value of all Shares of the same class at any time during such five-year period, the gain would be taxed in the same manner as for a U.S. shareholder (see "Tax Matters-Sale or Exchange of Fund Shares" above). A corporation is a "U.S. real property holding corporation" if the fair market value of its U.S. real property interests equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. In the case of the Fund, U.S. real property interests include interests in stock in U.S. real property holding corporations (other than the stock of a REIT controlled by U.S. persons and holdings of 5% or less of the stock of publicly traded U.S. real property holding corporations) and certain participating debt securities.

The Fund does not presently intend to operate in a manner designed to avoid classification as a U.S. real property holding corporation.

INCOME EFFECTIVELY CONNECTED

      If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

OTHER TRANSACTIONS

      It is not expected that you will be subject to alternative minimum tax as a result of your investment in the Fund. Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

FEDERAL INCOME TAX TREATMENT OF HOLDERS OF ARPS

      Under present law and based in part on the fact that there is no express or implied agreement between or among a Broker-Dealer or any other party, and the Fund or any owners of ARPS, that the Broker-Dealer or any other party will guarantee or otherwise arrange to ensure that an owner of ARPS will be able to sell his or her shares, the Fund is of the opinion that ARPS will constitute stock of the Fund, and thus distributions with respect to ARPS (other than capital gain distributions and distributions in redemption of ARPS subject to section 302(b) of the Code) will generally constitute dividends to the extent of the Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. The following discussion assumes such treatment will apply.

      The Fund's income will consist of net investment income and may also consist of net capital gain. The character of the Fund's income will not affect the amount of dividends to which the holders of ARPS are entitled. Holders of ARPS are entitled to receive only the amount of dividends as determined by periodic auctions. For federal income tax purposes, however, the Internal Revenue Service currently requires that a regulated investment company that has two or more classes of shares, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and net capital gain) for each tax year. Accordingly, the Fund intends to designate distributions made with respect to the Common Shares and ARPS as consisting of particular types of income (net capital gain and ordinary income), in accordance with each class's proportionate share of the total dividends paid to both classes. Thus, each dividend paid with respect to ARPS during a year will be designated as ordinary income dividends and distributions if the Fund designates any dividend as a capital gains dividend, capital gains in proportion to the total dividends paid on ARPS during the year to the total distributions paid on both ARPS and the Common Shares during the year. Each holder of ARPS during the year will be notified of the allocation within 60 days after the end of the year. The amount of the net capital gain realized by the Fund may not be significant, and there is no assurance that any such income will be realized by the Fund in any year. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income. Distributions of the Fund's net capital gains, if any, are taxable to shareholders at rates applicable to long-term capital gains, regardless of the length of time ARPS have been held by holders. Distributions in excess of the Fund's earnings and profits will first reduce a shareholder's adjusted tax basis in his or her shares of ARPS and, after the adjusted tax basis is reduced to zero, will constitute capital gains to a holder of shares of ARPS who holds his or her shares of ARPS as a capital asset.

      Although the Fund is required to distribute annually at least 90% of its net investment income, the Fund is not required to distribute net capital gain to its shareholders. The Fund may retain and reinvest such gains and pay federal income taxes on such gains (the "net undistributed capital gain"). In such case, the Fund may elect to have its shareholders of record on the last day of its taxable year treated as if each received a distribution of its pro rata share of the net undistributed capital gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of the tax paid by the Fund on the net undistributed capital gain, and will increase the tax basis for his or her shares by an amount equal to the deemed distribution, less the tax credit. However, it is unclear whether a portion of the net undistributed capital gain would have to be allocated to ARPS for federal income tax purposes. Until and unless the Fund receives acceptable guidance from the Internal Revenue Service as to the allocation of the net undistributed capital gain between the Common Shares and ARPS, the Fund intends to distribute its net capital gain for any year during which it has shares of ARPS outstanding. Such distribution will affect the tax character but not the amount of dividends to which holders of shares of ARPS are entitled.

      Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December with a record date in such months, and paid in January of the following year, will be treated as having been distributed by the Fund and received by the shareholders on December 31. In addition, solely for the purpose of satisfying the 90% distribution requirement and the distribution requirement for avoiding income taxes, certain distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made. The IRS has ruled privately that dividends paid following the close of the taxable year that are treated for tax purposes as derived from income from the prior year will be treated as dividends "paid" in the prior year for purposes of determining the proportionate share of a particular type of income for each class. Accordingly, the Fund intends to treat any such dividends that are paid following the close of a taxable year as "paid" in the prior year for purposes of determining a class's proportionate share of a particular type of income. However, the private ruling is not binding on the Internal Revenue Service, and there can be no assurance that the Internal Revenue Service will respect such treatment.

      Most of the Fund's net investment income is expected to be derived from dividends from REITs and interest-bearing securities. Accordingly, dividends paid with respect to ARPS generally will not qualify for the dividends received deduction available to corporate shareholders. However, from time to time, a portion of the Fund's net investment income may be attributable to dividends on equity securities which are eligible for the dividends received deduction under
Section 243 of the Code. Corporate shareholders who otherwise are eligible to claim the dividends received deduction under Section 243 of the Code can deduct 70% of the portion of ARPS dividend representing the shareholder's portion of the Fund's eligible dividend income. The Internal Revenue Service has ruled that corporate shareholders of a regulated investment company must meet the holding requirements of Section 246(c) of the Code with respect to the shares of the regulated investment company to qualify for the dividends received deduction. The Fund will inform holders of shares of ARPS of the source and tax status of all distributions shortly after the close of each calendar year.

OTHER TAXATION

      Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30%, or such lower rates as may be prescribed by any applicable treaty.

      Investors are advised to consult their own tax advisors with respect to the application to their own circumstances of the above-described general taxation rules and with respect to the state, local or foreign tax consequences to them of an investment in ARPS.

                                     EXPERTS

      The Financial Statements of the Fund as of __________, 2002, appearing in this Statement of Additional Information have been audited by ______________________________, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. _______ provides accounting and auditing services to the Fund. Also included with the Financial Statements are unaudited financial statements as of June 10, 2002.

                                    CUSTODIAN

      The custodian of the assets of the Fund is State Street Bank and Trust Company. The custodian performs custodial, fund accounting and portfolio accounting services.

                             ADDITIONAL INFORMATION

      A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                                  ATTACHMENT A

                       AIM SELECT REAL ESTATE INCOME FUND

         STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF
                 AUCTION RATE PREFERRED SHARES (THE "STATEMENT")

         The Trust hereby certifies that:

         FIRST: Pursuant to the authority expressly vested in the Board of Trustees by Article II of the Trust's Amended and Restated Agreement and Declaration of Trust (which, as hereafter restated or amended from time to time, is together with this Statement called the "Declaration"), the Board of Trustees has, by resolution, established the Preferred Shares as an additional Class of shares of beneficial interest of the Portfolio and authorized the issuance of an unlimited number of Preferred Shares, $0.001 par value, designated as Auction Rate Preferred Shares ("ARPS") and further classified as ARPS Series M, W, T and F (each such series, together with additional series of ARPS the issuance of which may be authorized, a "Series"), each with a liquidation preference of $25,000 per share.

         SECOND: The preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of ARPS and each Series are as follows:

                                   DESIGNATION

         Series M: A series of Preferred Shares, liquidation preference $25,000 per Share, is hereby designated "Series M Auction Rate Preferred Shares" ("ARPS Series M"). Each Share of ARPS Series M shall have an Applicable Rate for its initial Dividend Period equal to [__]% per annum and an initial Dividend Payment Date of [______, 2002], and each Share of ARPS Series M shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in this Declaration applicable to Preferred Shares of the Trust, as are set forth in Part I and Part II of this Statement. ARPS Series M shall constitute a separate series of Preferred Shares of the Trust.

         Series W: A series of Preferred Shares, liquidation preference $25,000 per Share, is hereby designated "Series W Auction Rate Preferred Shares" ("ARPS Series W"). Each Share of ARPS Series W shall have an Applicable Rate for its initial Dividend Period equal to [__]% per annum and an initial Dividend Payment Date of [______, 2002], and each Share of ARPS Series W shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in this Declaration applicable to Preferred Shares of the Trust, as are set forth in Part I and Part II of this Statement. ARPS Series W shall constitute a separate series of Preferred Shares of the Trust.

         Series T: A series of Preferred Shares, liquidation preference $25,000 per Share, is hereby designated "Series T Auction Rate Preferred Shares" ("ARPS Series T"). Each Share of ARPS Series T shall have an Applicable Rate for its initial Dividend Period equal to [__]% per annum and an initial Dividend Payment Date of [______, 2002], and each Share of ARPS Series T shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in this Declaration applicable to Preferred Shares of the Trust, as are set forth in Part I and Part II of this Statement. ARPS Series T shall constitute a separate series of Preferred Shares of the Trust.

         Series F: A series of Preferred Shares, liquidation preference $25,000 per Share, is hereby designated "Series F Auction Rate Preferred Shares" ("ARPS Series F"). Each Share of ARPS Series F shall have an Applicable Rate for its initial Dividend Period equal to [__]% per annum and an initial Dividend Payment Date of [______, 2002], and each Share of ARPS Series F shall have such other preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, in addition to those required by applicable law or set forth in this Declaration applicable to Preferred Shares of the Trust, as are set forth in Part I and Part II of this Statement. ARPS Series F shall constitute a separate series of Preferred Shares of the Trust.

         As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Part III of this Statement or otherwise in this Declaration; provided, however, that solely for purposes of this Statement, if there are any inconsistencies between the definitions in Part III of this Statement and the definitions otherwise in this Declaration, the definitions in
Part III of this Statement shall control.

                               PART I: ARPS TERMS

         1. Number of Shares; Ranking.

                  (a) The initial number of ARPS Series M, ARPS Series W, ARPS Series T and ARPS Series F that are authorized for issuance is [______], [______], [______] and [______], respectively. Notwithstanding any other provision in this Declaration, no fractional shares of ARPS Series M, ARPS Series W, ARPS Series T or ARPS Series F shall be issued.

                  (b) Any Shares of a Series that at any time have been redeemed or repurchased by the Trust shall, after such redemption or repurchase, be deemed to be canceled.

                  (c) The Shares of each Series shall rank on a parity with any other Preferred Shares (including any other ARPS) as to the payment of dividends to which such Shares are entitled and the distribution of assets upon dissolution, liquidation or termination of the Trust.

                  (d) No holder of Shares of any Series shall have, solely by reason of being such a holder, any preemptive or other right to acquire, purchase or subscribe for any Shares of any Series, Common Shares or other securities of the Trust that it may hereafter issue or sell.

                  (e) Subject to the provisions of Sections 6(f) and 11(b) of
Part I of this Statement, the Board of Trustees may, in the future, authorize the issuance of additional Preferred Shares, designated as ARPS Series M, W, T or F, with the same preferences, rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption and other terms of the respective Series herein described, except that the Applicable Rate for their initial Dividend Period, their initial Dividend Payment Date and any other changes in the terms herein set forth shall be as set forth in an amendment to this Declaration.

         2. Dividends.

                  (a) The Holders of Shares of any Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash dividends on their Shares at the Applicable Rate, determined as set forth in paragraph (c) of this Section 2, and no more, payable on the respective dates determined as set forth in paragraph (b) of this
Section 2. Dividends on the Outstanding ARPS of any Series issued on the Date of Original Issue shall accumulate from the Date of Original Issue.

                  (b) (i) Dividends shall be payable when, as and if declared by the Board of Trustees following the initial Dividend Payment Date, subject to subparagraph (b)(ii) of this Section 2, on the Shares of each Series, with respect to any Dividend Period on the first Business Day following the last day of such Dividend Period; provided, however, if the Dividend Period is greater than 30 days then on a monthly basis on the first Business Day of each month within such Dividend Period and on the first Business Day following the last day of such Dividend Period.

                           (ii) If a day for payment of dividends resulting from
                  the application of subparagraph (b)(i) above is not a Business Day, then the Dividend Payment Date shall be the first Business Day following such day for payment of dividends.

                           (iii) The Trust shall pay to the Paying Agent not
                  later than 3:00 p.m., New York City time, on the Business Day next preceding each Dividend Payment Date for the Shares of each Series, an aggregate amount of funds available on the next Business Day in the City of New York, New York, equal to the dividends to be paid to all Holders of such Shares on such Dividend Payment Date. The Trust shall not be required to establish any reserves for the payment of dividends.

                           (iv) All moneys paid to the Paying Agent for the
                  payment of dividends shall be held in trust for the payment of such dividends by the Paying Agent for the benefit of the Holders specified in subparagraph (b)(v) of this Section 2. Any moneys paid to the Paying Agent in accordance with the foregoing but not applied by the Paying Agent to the payment of dividends, including interest earned on such moneys, will, to the extent permitted by applicable law, be repaid to the Trust at the end of 90 days from the date on which such moneys were to have been so applied.

                           (v) Each dividend on a Series shall be paid on the
                  Dividend Payment Date therefor to the Holders of that Series as their names appear on the share ledger or share records of the Trust on the Business Day next preceding such Dividend Payment Date. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the share ledger or share records of the Trust on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees. No interest will be payable in respect of any dividend payment or payments which may be in arrears.

                  (c) (i) The dividend rate on Outstanding ARPS of each Series during the period from and after the Date of Original Issue to and including the last day of the initial Dividend Period therefor shall be equal to the rate per annum set forth under "Designation" above. For each subsequent Dividend Period with respect to the Outstanding ARPS of ARPS Series M, W, T and F thereafter, the dividend rate shall be equal to the rate per annum that results from an Auction; provided, however, that if an Auction for any subsequent Dividend Period of a Series is not held for any reason or if Sufficient Clearing Bids have not been made in an Auction (other than as a result of all Shares of a Series being the subject of Submitted Hold Orders), then the dividend rate on the Shares of a Series for any such Dividend Period shall be the Maximum Rate (except (i) during a Default Period when the dividend rate shall be the Default Rate, as set forth in Section 2(c)(ii) below; or (ii) after a Default Period and prior to the beginning of the next Dividend Period when the dividend rate shall be the Maximum Rate at the close of business on the last Business Day of such Default Period). The All Hold Rate will apply automatically following an Auction in which all of the Outstanding ARPS of a Series are subject (or are deemed to be subject) to Hold Orders. The rate per annum at which dividends are payable on Shares of a Series as determined pursuant to this Section 2(c)(i) shall be the "Applicable Rate."

                           (ii) Subject to the cure provisions below, a "Default
                  Period" with respect to a particular Series will commence on any date the Trust fails to deposit irrevocably in trust in same-day funds with the Paying Agent as of the date and time required in Section 2(b)(iii) hereof with respect to dividends and Section 3(a)(iii) hereof with respect to redemptions (A) the full amount of any declared dividend on that Series payable on the Dividend Payment Date (a "Dividend Default") or
                  (B) the full amount of any redemption price (the "Redemption Price") payable on the date fixed for redemption (the "Redemption Date") (a "Redemption Default," and together with a Dividend Default, hereinafter referred to as "Default"). Subject to the cure provisions of Section 2(c)(iii) below, a Default Period with respect to a Dividend Default or a Redemption Default shall end on the Business Day on which, by 12:00 noon, New York City time, all unpaid dividends and any unpaid Redemption Price shall have been deposited irrevocably in trust in same-day funds with the Paying Agent. In the case of a Dividend Default, the Applicable Rate for each Dividend Period commencing during a Default Period will be equal to the Default Rate, and each subsequent Dividend Period commencing after the beginning of a Default Period shall be a Standard Rate Period; provided, however, that the commencement of a Default Period will not by itself cause the commencement of a new Dividend Period. No Auction shall be held during a Default Period applicable to that Series.

                           (iii) No Default Period with respect to a Dividend
                  Default or Redemption Default shall be deemed to commence if the amount of any dividend or any Redemption Price due (if such default is not solely due to the willful failure of the Trust) is deposited irrevocably in trust, in same-day funds with the Paying Agent by 12:00 noon, New York City time within three Business Days after the applicable Dividend Payment Date or Redemption Date, together with an amount equal to the Default Rate applied to the amount of such non-payment based on the actual number of days comprising such period divided by 360 for each Series. The Default Rate shall be equal to the Reference Rate multiplied by three (3).

                           (iv) The amount of dividends per Share payable (if
                  declared) on each Dividend Payment Date of each Dividend Period of less than one (1) year (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed by multiplying the Applicable Rate (or the Default Rate) for such Dividend Period (or a portion thereof) by a fraction, the numerator of which will be the number of days in such Dividend Period (or portion thereof) that such Share was an Outstanding ARPS and for which the Applicable Rate or the Default Rate was applicable and the denominator of which will be 365, multiplying the amount so obtained by $25,000, and rounding the amount so obtained to the nearest cent. During any Dividend Period of one (1) year or more, the amount of dividends per Share payable on any Dividend Payment Date (or in respect of dividends on another date in connection with a redemption during such Dividend Period) shall be computed as described in the preceding sentence, except that it will be determined on the basis of a year consisting of twelve 30-day months.

                  (d) Any dividend payment made on Shares of any Series shall first be credited against the earliest accumulated but unpaid dividends due with respect to such Series.

                  (e) Notwithstanding any other provision in this Declaration, for so long as there are any Outstanding ARPS, except as contemplated by Part I of this Statement, the Trust will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest of the Trust, if any, ranking junior to ARPS as to dividends or upon liquidation) in respect of Common Shares or any other shares of beneficial interest of the Trust ranking junior to or on a parity with ARPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of beneficial interest of the Trust ranking junior to ARPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of beneficial ownership of the Trust ranking junior to or on a parity with ARPS as to dividends and upon liquidation), unless (i) immediately after such transaction, the Trust would have Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount and the 1940 Act ARPS Asset Coverage would be achieved, (ii) full cumulative dividends on ARPS due on or prior to the date of the transaction have been declared and paid and (iii) the Trust has redeemed the full number of ARPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a)(ii).

                  (f) The Trust will not declare, pay or set apart for payment any dividend or other distribution in respect of ARPS unless (i) there is not an event of default under indebtedness senior to ARPS Series M, W, T or F, if any, or (ii) immediately after such transaction, the Trust would have eligible portfolio holdings with an aggregate discounted value at least equal to the asset coverage requirements under the indebtedness senior to ARPS.

         3. Redemption.

                  (a) (i) After the initial Dividend Period, subject to the provisions of this Section 3 and to the extent permitted under the 1940 Act and Delaware law, the Trust may, at its option, redeem in whole or in part out of funds legally available therefor Shares of a Series (A) herein designated as having a Dividend Period of one year or less on the first Business Day after the last day of such Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at a redemption price per Share equal to $25,000, plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to the date fixed for redemption ("Redemption Price"), or (B) herein designated as having a Dividend Period of more than one year on any Business Day prior to the end of the relevant Dividend Period by delivering a notice of redemption not less than 15 days and not more than 40 days prior to the date fixed for such redemption, at the

                  Redemption Price, plus a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions at the time of the designation of such Dividend Period as set forth in Section 4 of this Statement; provided, however, that during a Dividend Period of more than one year no Shares of a Series will be subject to optional redemption except in accordance with any Specific Redemption Provisions approved by the Board of Trustees after consultation with the Broker-Dealers at the time of the designation of such Dividend Period. Notwithstanding the foregoing, the Trust shall not give a notice of or effect any redemption pursuant to this Section 3(a)(i) unless, on the date on which the Trust intends to give such notice and on the date of redemption (a) the Trust has available certain Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of a Series by reason of the redemption of such Series on such date fixed for the redemption and (b) the Trust would have Eligible Assets with an aggregate Discounted Value at least equal the ARPS Basic Maintenance Amount immediately subsequent to such redemption, if such redemption were to occur on such date, it being understood that the provisions of paragraph (d) of this
                  Section 3 shall be applicable in such circumstances in the event the Trust makes the deposit and takes the other action required thereby.

                           (ii) If the Trust fails to maintain, as of any
                  Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount or, as of the last Business Day of any month, the 1940 Act ARPS Asset Coverage, and such failure is not cured within ten Business days following such Valuation Date in the case of a failure to maintain the ARPS Basic Maintenance Amount on the last Business Day of the following month or in the case of a failure to maintain the 1940 Act ARPS Asset Coverage as of such last Business Day (each an "Asset Coverage Cure Date"), ARPS will be subject to mandatory redemption out of funds legally available therefor. The number of ARPS to be redeemed in such circumstances will be equal to the lesser of (A) the minimum number of ARPS the redemption of which, if deemed to have occurred immediately prior to the opening of business on the relevant Asset Coverage Cure Date, would result in the Trust having Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount, or sufficient to satisfy 1940 Act ARPS Asset Coverage, as the case may be, in either case as of the relevant Asset Coverage Cure Date (provided that, if there is no such minimum number of ARPS the redemption of which would have such result, all Outstanding ARPS will be redeemed), and (B) the maximum number of ARPS that can be redeemed out of funds expected to be available therefor on the Mandatory Redemption Date at the Mandatory Redemption Price set forth in subparagraph (a)(iii) of this Section 3.

                           (iii) In determining the number of ARPS required to
                  be redeemed in accordance with the foregoing Section 3(a)(ii), the Trust shall allocate the number of ARPS required to be redeemed to satisfy the ARPS Basic Maintenance

                  Amount or the 1940 Act ARPS Asset Coverage, as the case may be, pro rata among the Holders of ARPS in proportion to the number of ARPS that they hold plus the number of other Preferred Shares subject to mandatory redemption provisions similar to those contained in this Section 3, subject to the further provisions of this subparagraph (iii).The Trust shall effect any required mandatory redemption pursuant to subparagraph (a)(ii) or (a)(iii) of this Section 3 no later than 30 days after the Asset Coverage Cure Date (the "Mandatory Redemption Date"), except that if the Trust does not have funds legally available for the redemption of, or is not otherwise legally permitted to redeem, the number of ARPS which would be required to be redeemed by the Trust under clause (A) of subparagraph (a)(ii) or subparagraph (a)(iii) of this Section 3 if sufficient funds were available, together with other Preferred Shares which are subject to mandatory redemption under provisions similar to those contained in this
                  Section 3, or the Trust otherwise is unable to effect such redemption on or prior to such Mandatory Redemption Date, the Trust shall redeem those ARPS, and other Preferred Shares which it was unable to redeem, on the earliest practicable date on which the Trust will have such funds available, upon notice pursuant to Section 3(b) to record owners of ARPS to be redeemed and the Paying Agent. The Trust will deposit with the Paying Agent funds sufficient to redeem the specified number of ARPS with respect to a redemption required under subparagraph (a)(ii) or subparagraph (a)(iii) of this Section 3, by 1:00 p.m., New York City time, of the Business Day immediately preceding the Mandatory Redemption Date. If fewer than all of the Outstanding ARPS are to be redeemed pursuant to this Section 3(a)(iii), the number of ARPS to be redeemed shall be redeemed pro rata from the Holders of such ARPS in proportion to the number of ARPS held by such Holders, by lot or by such other method as the Trust shall deem fair and equitable, subject, however, to the terms of any applicable Specific Redemption Provisions. "Mandatory Redemption Price" means the Redemption Price plus (in the case of a Dividend Period of one year or more only) a redemption premium, if any, determined by the Board of Trustees after consultation with the Broker-Dealers and set forth in any applicable Specific Redemption Provisions.

                  (b) In the event of a redemption pursuant to Section 3(a) hereof, the Trust will file a notice of its intention to redeem with the Securities and Exchange Commission so as to provide at least the minimum notice required under Rule 23c-2 under the 1940 Act or any successor provision. In addition, the Trust shall deliver a notice of redemption to the Auction Agent (the "Notice of Redemption") containing the information set forth below (i) in the case of an optional redemption pursuant to subparagraph (a)(i) above, one Business Day prior to the giving of notice to the Holders, (ii) in the case of a mandatory redemption pursuant to subparagraph (a)(ii) above, on or prior to the 30th day preceding the Mandatory Redemption Date. The Auction Agent will use its reasonable efforts to provide telephonic notice to each Holder of Shares of each Series called for redemption not later than the close of business on the Business Day immediately following the day on which the Auction Agent determines the Shares to be redeemed (or, during a Default Period with respect to such Shares, not later than the close of business on the Business Day immediately following the day on which the Auction Agent receives Notice of Redemption from the Trust). The Auction Agent shall confirm such telephonic notice in writing not later than the close of business on the third Business Day preceding the date fixed for redemption by providing the Notice of Redemption to each Holder of Shares called for redemption, the Paying Agent (if different from the Auction Agent) and the Securities Depository. Notice of Redemption will be addressed to the registered owners of each Series at their addresses appearing on the share records of the Trust. Such Notice of Redemption will set forth (i) the date fixed for redemption, (ii) the number and identity of ARPS to be redeemed, (iii) the redemption price (specifying the amount of accumulated dividends to be included therein), (iv) that dividends on ARPS to be redeemed will cease to accumulate on such date fixed for redemption, and (v) the provision under which redemption shall be made. No defect in the Notice of Redemption or in the transmittal or mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law. If fewer than all ARPS held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of ARPS to be redeemed from such Holder.

                  (c) Notwithstanding the provisions of paragraph (a) of this
Section 3, but subject to Section 7(e) hereof, no ARPS may be redeemed unless all dividends in arrears on the Outstanding ARPS and all shares of beneficial interest of the Trust ranking on a parity with ARPS with respect to payment of dividends or upon liquidation, have been or are being contemporaneously paid or set aside for payment; provided, however, that the foregoing shall not prevent the purchase or acquisition of all Outstanding ARPS pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all Outstanding ARPS.

                  (d) Upon the deposit of funds sufficient to redeem Shares of any Series with the Paying Agent and the giving of the Notice of Redemption to the Auction Agent under paragraph (b) of this Section 3, dividends on such Shares shall cease to accumulate and such Shares shall no longer be deemed to be Outstanding ARPS for any purpose (including, without limitation, for purposes of calculating whether the Trust has maintained the requisite ARPS Basic Maintenance Amount or the 1940 Act ARPS Asset Coverage), and all rights of the Holder of the Shares so called for redemption shall cease and terminate, except the right of such Holder to receive the redemption price specified herein, but without any interest or other additional amount. Such redemption price shall be paid by the Paying Agent to the nominee of the Securities Depository. The Trust shall be entitled to receive from the Paying Agent, promptly after the date fixed for redemption, any cash deposited with the Paying Agent in excess of (i) the aggregate redemption price of ARPS called for redemption on such date and
(ii) such other amounts, if any, to which Holders of Shares of each Series called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of two years from such redemption date shall, to the extent permitted by applicable law, be paid to the Trust, after which time the Holders of ARPS so called for redemption may look only to the Trust for payment of the redemption price and all other amounts, if any, to which they may be entitled. The Trust shall be entitled to receive, from time to time after the date fixed for redemption, any interest earned on the funds so deposited.

                  (e) To the extent that any redemption for which Notice of Redemption has been given is not made by reason of the absence of legally available funds therefor, or is otherwise prohibited, such redemption shall be made as soon as practicable to the extent such funds become legally available or such redemption is no longer otherwise prohibited. Failure to redeem Shares of any Series shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Trust shall have failed, for any reason whatsoever, to deposit in trust with the Paying Agent the redemption price with respect to any Shares for which such Notice of Redemption has been given. Notwithstanding the fact that the Trust may not have redeemed Shares of any Series for which a Notice of Redemption has been given, dividends may be declared and paid on ARPS and shall include those ARPS for which Notice of Redemption has been given but for which deposit of funds has not been made.

                  (f) All moneys paid to the Paying Agent for payment of the redemption price of Shares of any Series called for redemption shall be held in trust by the Paying Agent for the benefit of Holders of Shares so to be redeemed.

                  (g) So long as any Shares of any Series are held of record by the nominee of the Securities Depository, the redemption price for such Shares will be paid on the date fixed for redemption to the nominee of the Securities Depository for distribution to Agent Members for distribution to the persons for whom they are acting as agent.

                  (h) Except for the provisions described above, nothing contained in this Statement limits any right of the Trust to repurchase or otherwise acquire any Shares of each Series outside of an Auction at any price, whether higher or lower than the price that would be paid in connection with an optional or mandatory redemption, so long as, at the time of any such repurchase, there is no arrearage in the payment of dividends on, or the mandatory or optional redemption price with respect to, any Shares of any Series for which Notice of Redemption has been given and the Trust is in compliance with the 1940 Act ARPS Asset Coverage and has Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount after giving effect to such repurchase or acquisition on the date thereof. Any Shares which are repurchased, redeemed or otherwise acquired by the Trust shall have no voting rights. If fewer than all the Outstanding ARPS of any Series are redeemed or otherwise acquired by the Trust, the Trust shall give notice of such transaction to the Auction Agent, in accordance with the procedures agreed upon by the Board of Trustees.

                  (i) In the case of any redemption pursuant to this Section 3, only whole ARPS shall be redeemed, and in the event that any provision of this Declaration would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole ARPS are redeemed.

                  (j) Notwithstanding anything herein to the contrary, including, without limitation, Sections 2(e), 6(f) and 11 of Part I hereof, the Board of Trustees may establish and issue additional series of Preferred Shares, including other Series, ranking prior to or on a parity with ARPS with respect to the payment of dividends or the distribution of assets upon the dissolution or liquidation of the Trust or the termination of the Trust or the Preferred Shares, to the extent permitted by the 1940 Act if, upon issuance, either (A) the net proceeds from the sale of Shares of such additional series (or such portion thereof needed to redeem or repurchase the Outstanding ARPS) are deposited with the Auction Agent in accordance with Section 3(d) of Part I hereof, Notice of Redemption as contemplated by Section 3(b) of Part I hereof has been delivered prior thereto or is sent promptly thereafter, and such proceeds are used to redeem all Outstanding ARPS or (B) the Trust would meet the 1940 Act ARPS Asset Coverage, the ARPS Basic Maintenance Amount and the requirements of Section 11 of Part I hereof.

         4. Designation of Dividend Period.

                  (a) The initial Dividend Period for each Series is as set forth under "Designation" above. The Trust will designate the duration of subsequent Dividend Periods of each Series; provided, however, that no such designation is necessary for a Standard Rate Period and, provided further, that any designation of a Special Rate Period shall be effective only if (i) notice thereof shall have been given as provided herein, (ii) any failure to pay in a timely manner to the Auction Agent the full amount of any dividend on, or the redemption price of, ARPS shall have been cured as provided above, (iii) Sufficient Clearing Bids shall have existed in an Auction held on the Auction Date immediately preceding the first day of such proposed Special Rate Period,
(iv) if the Trust shall have mailed a Notice of Redemption with respect to any ARPS, the redemption price with respect to such ARPS shall have been deposited with the Paying Agent, and (v) in the case of the designation of a Special Rate Period, the Trust has confirmed that as of the Auction Date next preceding the first day of such Special Rate Period, it has Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount, and the Trust has consulted with the Broker-Dealers and has provided notice of such designation and a ARPS Basic Maintenance Certificate to Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and so requires.

                  (b) If the Trust proposes to designate any Special Rate Period, not fewer than seven Business Days (or two Business Days in the event the duration of the Dividend Period prior to such Special Rate Period is fewer than eight days) nor more than thirty Business Days prior to the first day of such Special Rate Period, notice shall be (i) made by press release and (ii) communicated by the Trust by telephonic or other means to the Auction Agent and confirmed in writing promptly thereafter. Each such notice shall state (A) that the Trust proposes to exercise its option to designate a succeeding Special Rate Period, specifying the first and last days thereof and (B) that the Trust will by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such Special Rate Period, notify the Auction Agent, who will promptly notify the Broker-Dealers, of either (x) its determination, subject to certain conditions, to proceed with such Special Rate Period, subject to the terms of any Specific Redemption Provisions, or (y) its determination not to proceed with such Special Rate Period, in which latter event the succeeding Dividend Period shall be a Standard Rate Period.

         No later than 3:00 p.m., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period, the Trust shall deliver to the Auction Agent, who will promptly deliver to the Broker-Dealers and Existing Holders, either:

                           (i) a notice stating (A) that the Trust has
                  determined to designate the next succeeding Dividend Period as a Special Rate Period, specifying the first and last days thereof and (B) the terms of any Specific Redemption Provisions; or

                           (ii) a notice stating that the Trust has determined
                  not to exercise its option to designate a Special Rate Period.

If the Trust fails to deliver either such notice with respect to any designation of any proposed Special Rate Period to the Auction Agent or is unable to make the confirmation provided in clause (v) of paragraph (a) of this Section 4 by 3:00 p.m., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period, the Trust shall be deemed to have delivered a notice to the Auction Agent with respect to such Dividend Period to the effect set forth in clause
(ii) above, thereby resulting in a Standard Rate Period.

         5. Restrictions on Transfer. Shares of a Series may be transferred only
(a) pursuant to an order placed in an Auction, (b) to or through a Broker-Dealer or (c) to the Trust or any Affiliate. Notwithstanding the foregoing, a transfer other than pursuant to an Auction will not be effective unless the selling Existing Holder or the Agent Member of such Existing Holder, in the case of an Existing Holder whose Shares are listed in its own name on the books of the Auction Agent, or the Broker-Dealer or Agent Member of such Broker-Dealer, in the case of a transfer between persons holding ARPS through different Broker-Dealers, advises the Auction Agent of such transfer. The certificates representing the Shares of a Series issued to the Securities Depository will bear legends with respect to the restrictions described above and stop-transfer instructions will be issued to the Transfer Agent and/or Registrar.

         6. Voting Rights.

                  (a) Except as otherwise provided in this Declaration or as otherwise required by applicable law, (i) each Holder of Shares of any Series shall be entitled to one vote for each Share of any Series held on each matter submitted to a vote of shareholders of the Trust, and (ii) the holders of Outstanding Preferred Shares, including each Series, and Common Shares shall vote together as a single Class on all matters submitted to shareholders; provided, however, that, at any meeting of the shareholders of the Trust held for the election of a class of Trustees that includes a Preferred Share Trustee, the holders of the Outstanding Preferred Shares, including each Series, represented in person or by proxy at said meeting, shall be entitled, as a Class and to the exclusion of the holders of Common Shares and all other securities of the Trust, to elect such Preferred Share Trustee, each Preferred Share entitling the holder thereof to one vote. The identity of the nominees for Preferred Share Trustees may be fixed by the Board of Trustees pursuant to the Bylaws. Subject to paragraph (b) of this Section 6, the holders of Common Shares that are Outstanding Shares and the holders of Outstanding Preferred Shares, including each Series, voting together as a single Class, shall elect the balance of the Trustees.

                  (b) During any period in which any one or more of the conditions described below shall exist (such period being referred to herein as a "Voting Period"), and notwithstanding the maximum number of Trustees set forth in this Declaration, the number of Trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two Preferred Share Trustees elected exclusively by the holders of Preferred Shares, including each Series, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of the Outstanding Preferred Shares, including each Series, shall be entitled, voting as a Class on a one-vote-per-Share basis and to the exclusion of the holders of Common Shares and all other securities of the Trust, to elect such smallest number of additional Trustees, together with the two Trustees that such holders are in any event entitled to elect. A Voting Period shall commence:

                           (i) if at the close of business on any Dividend
                  Payment Date accumulated dividends (whether or not earned or declared) on Preferred Shares equal to at least two full years' dividends shall be due and unpaid; or

                           (ii) if at any time holders of any Preferred Shares
                  are entitled under the 1940 Act to elect a majority of the Trustees of the Trust.

Upon the termination of a Voting Period, the voting rights described in this paragraph (b) of Section 6 shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares, including each Series, upon the further occurrence of any of the events described in this paragraph (b) of Section 6.

                  (c) As soon as practicable after the accrual of any right of the holders of Preferred Shares, including each Series, to elect additional Trustees as described in paragraph (b) of this Section 6, the Trust shall notify the Auction Agent and shall call a special meeting of such holders. The Trust shall instruct the Auction Agent to mail a notice of such special meeting to such holders and, notwithstanding any other provision of the Bylaws, such meeting shall be held not less than 10 nor more than 30 days after the date of mailing of such notice. If the Trust fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of Preferred Shares, including each Series, held during a Voting Period at which Trustees are to be elected, such holders, voting together as a Class and to the exclusion the holders of Common Shares and all other securities of the Trust, shall be entitled to elect the number of Trustees prescribed in paragraph (b) of this Section 6 on a one-vote-per-share basis.

                  (d) During the Voting Period, the terms of office of all persons who are Trustees at the time of a special meeting of Holders of ARPS and holders of other Preferred Shares to elect Trustees shall continue, notwithstanding the election at such meeting by such holders of the number of Trustees that they are entitled to elect, and the persons so elected by such holders, together with the two incumbent Trustees elected by such holders and the remaining incumbent Trustees elected by the holders of Common Shares and Preferred Shares, shall constitute the duly elected Trustees of the Trust, notwithstanding the maximum number of Trustees set forth in this Declaration.

                  (e) Notwithstanding any other provision in this Declaration, simultaneously with the termination of a Voting Period, the terms of office of the additional Trustees elected by the Holders of ARPS and the holders of other Preferred Shares pursuant to paragraph (b) of this Section 6 shall terminate, the remaining Trustees shall constitute the Trustees of the Trust and the voting rights of such holders to elect additional Trustees pursuant to paragraph (b) of this Section 6 shall cease, subject to the provisions of the last sentence of paragraph (b) of this Section 6.

                  (f) Notwithstanding any other provision in this Declaration, so long as there are any Outstanding Preferred Shares, the Trust will not, without the affirmative Majority

Shareholder Vote of the Preferred Shares, voting as a separate Class (i) amend, alter or repeal any of the preferences, rights or powers of the Preferred Shares so as to affect materially and adversely such preferences, rights or powers as defined in Section 6(h) below; (ii) increase the number of Preferred Shares authorized for issuance; (iii) establish or issue additional Preferred Shares or series thereof ranking on a parity with the existing Preferred Shares with respect to the payment of dividends or the distribution of assets, or any securities convertible into, or warrants, options or similar rights to purchase, acquire or receive, such Preferred Shares or series thereof ranking on a parity with the existing Preferred Shares or reclassify any authorized Shares into any Shares ranking on a parity with the existing Preferred Shares (except that, notwithstanding the foregoing, but subject to the provisions of either Section 3(j) or Section 11 hereof, as applicable, the Board of Trustees, without the vote or consent of the holders of the Preferred Shares, may from time to time establish, designate and classify, and the Trust may from time to time issue, additional Preferred Shares and series thereof, including other Series of ARPS, ranking on a parity with ARPS with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or termination of the Trust, and may reclassify and/or issue any additional Shares of each Series, subject to continuing compliance by the Trust with 1940 Act ARPS Asset Coverage and ARPS Basic Maintenance Amount requirements); (iv) institute any proceedings to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy or insolvency, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or make any assignment for the benefit of creditors, or, except as may be required by applicable law, admit in writing its inability to pay its debts generally as they become due or take any corporate action in furtherance of any such action;
(v) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to cause or permit in the future (upon the happening of a contingency or otherwise) the creation, incurrence or existence of any material lien, mortgage, pledge, charge, security interest, security agreement, conditional sale or trust receipt or other material encumbrance of any kind upon any of the Trust's assets as a whole, except (A) liens the validity of which are being contested in good faith by appropriate proceedings, (B) liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (C) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness senior to ARPS,
(D) liens, pledges, charges, security interests, security agreements or other encumbrances arising in connection with any indebtedness excepted under clause
(vi) below or as otherwise permitted by the Trust's investment policies and restrictions, and (E) liens to secure payment for services rendered including, without limitation, services rendered by the Trust's custodian and the Auction Agent; or (vi) create, authorize, issue, incur or suffer to exist any indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness for borrowed money or any direct or indirect guarantee of such indebtedness, except the Trust may borrow as may be permitted by the Trust's investment policies and restrictions; provided, however, that transfers of assets by the Trust subject to an obligation to repurchase shall not be deemed to be indebtedness for purposes of this provision to the extent that after any such transaction the Trust has Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount as of the immediately preceding Valuation Date.

                  (g) The affirmative Majority Shareholder Vote of the Outstanding Preferred Shares, including each Series, voting as a separate Class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such Shares or any action requiring a vote of security holders of the Trust under Section 13(a) of the 1940 Act. In the event a vote of holders of Preferred Shares is required pursuant to the provisions of
Section 13(a) of the 1940 Act, the Trust shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires that such vote is to be taken and the nature of the action with respect to which such vote is to be taken and shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's, Fitch, S&P and any such Other Rating Agency, as applicable, of the results of such vote.

                  (h) The affirmative Majority Shareholder Vote of the Outstanding ARPS of a Series, voting separately from any other Series, shall be required with respect to any matter that materially and adversely affects the rights, preferences, or powers of that Series in a manner different from that of other Series. For purposes of the foregoing, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) alters or abolishes any preferential right of such Series; (ii) creates, alters or abolishes any right in respect of redemption of such Series; or (iii) creates or alters (other than to abolish) any restriction on transfer applicable to such Series. The vote of Holders of Shares of any Series described in this Section 6(h) will in each case be in addition to and not in lieu of any separate vote of the requisite percentage of Common Shares and/or Preferred Shares that is necessary to authorize the action in question.

                  (i) The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including any Series, or any other shareholder of the Trust, may from time to time amend, alter or repeal any or all of the definitions contained herein, add covenants and other obligations of the Trust, or confirm the applicability of covenants and other obligations set forth herein, all in connection with obtaining or maintaining the rating of Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of Preferred Shares, including ARPS, or the holders thereof, provided that the Board of Trustees receives written confirmation from Moody's, Fitch, S&P or such Other Rating Agency, as applicable (with such confirmation in no event being required to be obtained from a particular rating agency with respect to definitions or other provisions relevant only to and adopted in connection with another rating agency's rating of any Series) that any such amendment, alteration or repeal would not adversely affect the rating then assigned by such rating agency.

         In addition, subject to compliance with applicable law, the Board of Trustees may amend the definition of Maximum Rate to increase the percentage amount by which the Reference Rate is multiplied to determine the Maximum Rate shown therein without the vote or consent of the holders of the Preferred Shares, including any Series, or any other shareholder of the Trust, and without receiving any confirmation from Moody's, Fitch, S&P or any Other Rating Agency, as applicable, after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the ARPS Basic Maintenance Amount.

                  (j) Unless otherwise required by applicable law, Holders of Shares of any Series shall not have any relative rights or preferences or other special rights other than those specifically set forth in this Declaration. The Holders of Shares of any Series shall have no rights to cumulative voting. In the event that the Trust fails to pay any dividends on the Shares of any Series, the exclusive remedy of the Holders thereof shall be the right to vote for Trustees pursuant to the provisions of this Section 6.

                  (k) The foregoing voting provisions will not apply with respect to any Series if, at or prior to the time when a vote is required, such Series has been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

                  (l) Notwithstanding anything to the contrary in this Section 6, to the extent that Article VI of this Declaration establishes a higher voting requirement for Preferred Shares with respect to any voting right described in this Section 6, such higher voting requirement in Article VI shall control.

         7. Liquidation Rights.

                  (a) Upon the dissolution, liquidation or termination of the Trust, whether voluntary or involuntary, the Holders of Outstanding ARPS of each Series, together with holders of any Shares ranking on a parity with each Series upon dissolution, liquidation or termination of the Trust, shall be entitled to receive and to be paid out of the assets of the Trust (or the proceeds thereof) available for distribution to its shareholders after satisfaction of claims of creditors of the Trust an amount equal to the liquidation preference with respect to such Shares. The liquidation preference for each Series shall be $25,000 per Share, plus an amount equal to all accumulated dividends thereon (whether or not earned or declared but without interest) to the date payment of such distribution is made in full or a sum sufficient for the payment thereof is set apart with the Paying Agent. No redemption premium shall be paid upon any liquidation even if such redemption premium would be paid upon optional or mandatory redemption of the relevant Shares.

                  (b) If, upon any such liquidation, dissolution or termination of the Trust, whether voluntary or involuntary, the assets of the Trust available for distribution among the holders of all Outstanding Preferred Shares, including ARPS, shall be insufficient to permit the payment in full to such holders of the amounts to which they are entitled, then such available assets shall be distributed among the holders of all Outstanding Preferred Shares, including ARPS, ratably in any such distribution of assets according to the respective amounts which would be payable on all such Shares if all amounts thereon were paid in full.

                  (c) Upon the dissolution, liquidation or termination of the Trust, whether voluntary or involuntary, until payment in full is made to the Holders of ARPS of the liquidation distribution to which they are entitled, no dividend or other distribution shall be made to the holders of Common Shares or any other shares of beneficial interest of the Trust ranking junior to ARPS upon the dissolution, liquidation or termination of the Trust and no repurchase, redemption or other acquisition for any consideration by the Trust shall be made in respect of the Common Shares or any other shares of beneficial interest of the Trust ranking junior to ARPS upon dissolution, liquidation or termination of the Trust.

                  (d) A consolidation, reorganization or merger of the Trust with or into any other Person, or a sale, lease or exchange of all or substantially all of the assets of the Trust in consideration for the issuance of equity securities of another Person, shall not be deemed to be a liquidation, dissolution or termination of the Trust, whether voluntary or involuntary, for the purposes of this Section 7.

                  (e) After the payment to the holders of Preferred Shares, including ARPS, of the full preferential amounts provided for in this Section 7, the holders of Preferred Shares, including ARPS, as such shall have no right or claim to any of the remaining assets of the Trust.

                  (f) In the event the assets of the Trust or proceeds thereof available for distribution to the Holders of ARPS, upon any dissolution, liquidation or termination of the Trust, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (a) of this Section 7, no such distribution shall be made on account of any Shares ranking on a parity with ARPS unless proportionate distributive amounts shall be paid on account of ARPS, ratably, in proportion to the full distributable amounts to which holders of all such parity Shares are entitled upon such dissolution, liquidation or termination.

                  (g) Subject to the rights of the holders of Shares ranking on a parity with ARPS with respect to the distribution of assets upon the dissolution, liquidation or termination of the Trust, after payment shall have been made in full to the Holders of ARPS as provided in paragraph (a) of this
Section 7, but not prior thereto, any Shares ranking junior to ARPS with respect to the distribution of assets upon the dissolution, liquidation or termination of the Trust shall, subject to any respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of ARPS shall not be entitled to share therein.

         8. Auction Agent. For so long as there are any Outstanding ARPS, the Auction Agent, duly appointed by the Trust to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Trust and its Affiliates (which, however, may engage or have engaged in business transactions with the Trust or its Affiliates) and at no time shall the Trust or any of its Affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that there are any Outstanding ARPS, the Trust shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent.

         9. 1940 Act ARPS Asset Coverage. The Trust shall maintain, as of the last Business Day of each month in which there are any Outstanding ARPS, asset coverage with respect to ARPS which is equal to or greater than the 1940 Act ARPS Asset Coverage; provided, however, that Section 3(a)(ii) hereof shall be the sole remedy in the event the Trust fails to do so.

         10. ARPS Basic Maintenance Amount. So long as there are any Outstanding ARPS and Moody's, Fitch, S&P or any Other Rating Agency which so requires is then rating ARPS, the Trust shall maintain, as of each Valuation Date, Moody's Eligible Assets (if Moody's is then rating ARPS), Fitch Eligible Assets (if Fitch is then rating ARPS), S&P Eligible Assets (if S&P is then rating ARPS) and (if applicable) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the ARPS Basic Maintenance Amount; provided, however, that Section 3(a)(ii) hereof shall be the sole remedy in the event the Trust fails to do so.

         11. Certain Other Restrictions. Notwithstanding any other provision in this Declaration, for so long as there are any Outstanding ARPS and Moody's, Fitch, S&P or any Other Rating Agency which so requires is then rating such ARPS, the Trust will not, unless it has received written confirmation from Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and (if applicable) such Other Rating Agency that any such action would not impair the rating then assigned by such rating agency to a Series, engage in any one or more of the following transactions:

                  (a) purchase or sell futures contracts or options thereon with respect to portfolio securities or write unsecured put or uncovered call options on portfolio securities;

                  (b) issue additional ARPS or any Shares ranking on a parity with ARPS with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or termination of the Trust;

                  (c) engage in any short sales of securities; or

                  (d) merge or consolidate into or with any other Person

         For purposes of valuation of Moody's Eligible Assets: (A) if the Trust writes a call option, the underlying asset will be valued as follows: (1) if the option is exchange-traded and may be offset readily or if the option expires before the earliest possible redemption of ARPS, at the lower of the Discounted Value of the underlying security of the option and the exercise price of the option or (2) otherwise, it has no value; (B) if the Trust writes a put option, the underlying asset will be valued as follows: the lesser of (1) exercise price and (2) the Discounted Value of the underlying security; and (C) call or put option contracts which the Trust buys have no value. For so long as ARPS are rated by Moody's: (A) the Trust will not engage in options transactions for leveraging or speculative purposes; (B) the Trust will not write or sell any anticipatory contracts pursuant to which the Trust hedges the anticipated purchase of an asset prior to completion of such purchase; (C) the Trust will not enter into an option transaction with respect to portfolio securities unless, after giving effect thereto, the Trust would continue to have Eligible Assets with an aggregate Discounted Value equal to or greater than the ARPS Basic Maintenance Amount; (D) the Trust will not enter into an option transaction with respect to portfolio securities unless after giving effect to such transaction the Trust would continue to be in compliance with the provisions relating to the ARPS Basic Maintenance Amount; (E) for purposes of the ARPS Basic Maintenance Amount assets in margin accounts are not Eligible Assets; (F) the Trust shall write only exchange-traded options on exchanges approved by Moody's; (G) where delivery may be made to the Trust with any of a class of securities, the Trust shall assume for purposes of the ARPS Basic Maintenance Amount that it takes delivery of that security which yields it the least value; (H) the Trust will not engage in forward contracts; and (I) there shall be a quarterly audit made of the Trust's options transactions by the Trust's independent accountants to confirm that the Trust is in compliance with these standards.

         12. Compliance Procedures for Asset Maintenance Tests. For so long as there are any Outstanding ARPS and Moody's, Fitch, S&P or any Other Rating Agency which so requires is then rating such ARPS:

                  (a) As of each Valuation Date, the Trust shall determine in accordance with the procedures specified herein (i) the Market Value of each Eligible Asset owned by the Trust on that date, (ii) the Discounted Value of each such Eligible Asset using the Discount Factors, (iii) whether the ARPS Basic Maintenance Amount is met as of that date, (iv) the value of the total assets of the Trust, less all liabilities, and (v) whether the 1940 Act ARPS Asset Coverage is met as of that date.

                  (b) Upon any failure to maintain the required ARPS Basic Maintenance Amount or 1940 Act ARPS Asset Coverage on any Valuation Date, the Trust may use reasonable commercial efforts (including, without limitation, altering the composition of its portfolio, purchasing ARPS outside of an Auction or in the event of a failure to file a certificate on a timely basis, submitting the requisite certificate), subject to the fiduciary obligations of the Board of Trustees, to reattain (or certify in the case of a failure to file on a timely basis, as the case may be) the required ARPS Basic Maintenance Amount or 1940 Act ARPS Asset Coverage on or prior to the Asset Coverage Cure Date.

                  (c) Compliance with the ARPS Basic Maintenance Amount and 1940 Act ARPS Asset Coverage tests shall be determined with reference only to the Outstanding ARPS.

                  (d) The Trust shall deliver to the Auction Agent and Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a certificate which sets forth a determination of items
(i)-(iii) of paragraph (a) of this Section 12 (a "ARPS Basic Maintenance Certificate") as of (A) the Date of Original Issue, (B) the last Valuation Date of each month, (C) any date requested by any such rating agency, (D) a Business Day on or before any Asset Coverage Cure Date relating to the Trust's cure of a failure to meet the ARPS Basic Maintenance Amount Test, (E) any day that Common Shares or Preferred Shares, including ARPS, are redeemed and (F) any day the Eligible Assets have an aggregate discounted value less than or equal to 115% of the ARPS Basic Maintenance Amount. Such ARPS Basic Maintenance Certificate shall be delivered in the case of clause (A) on the Date of Original Issue and in the case of all other clauses above on or before the seventh Business Day after the relevant Valuation Date or Asset Coverage Cure Date.

                  (e) The Trust shall deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a certificate with respect to the calculation of the 1940 Act ARPS Asset Coverage and the value of the portfolio holdings of the Trust (a "1940 Act ARPS Asset Coverage Certificate") (i) as of the Date of Original Issue, and (ii) as of (A) the last Valuation Date of each quarter thereafter, and (B) as of the Business Day on or before the Asset Coverage Cure Date relating to the failure to satisfy the 1940 Act ARPS Asset Coverage. Such 1940 Act ARPS Asset Coverage Certificate shall be delivered in the case of clause (i) on the Date of Original Issue and in the case of clause (ii) on or before the seventh Business Day after the relevant Valuation Date or the Asset Coverage Cure Date. The certificates of (d) and (e) of this Section 12 may be combined into a single certificate.

                  (f) Within ten Business Days of the Date of Original Issue, the Trust shall deliver to the Auction Agent, Moody's (if Moody's is then rating
ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires a letter prepared by the Trust's independent accountants (an "Accountant's Certificate") regarding the accuracy of the calculations made by the Trust in the ARPS Basic Maintenance Certificate and the 1940 Act ARPS Asset Coverage Certificate required to be delivered by the Trust as of the Date of Original Issue. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Trust on which an ARPS Basic Maintenance Certificate is required to be delivered, the Trust will deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Trust in such ARPS Basic Maintenance Certificate and in any other ARPS Basic Maintenance Certificate randomly selected by the Trust's independent accountants during such fiscal quarter. Within ten Business Days after the last Valuation Date of each fiscal quarter of the Trust on which a 1940 Act ARPS Asset Coverage Certificate is required to be delivered, the Trust will deliver to the Auction Agent, Moody's (if Moody's is then rating ARPS), Fitch (if Fitch is then rating ARPS), S&P (if S&P is then rating ARPS) and any Other Rating Agency which is then rating ARPS and which so requires an Accountant's Certificate regarding the accuracy of the calculations made by the Trust in such 1940 Act ARPS Asset Coverage Certificate. In addition, the Trust will deliver to the relevant persons specified in the preceding sentence an Accountant's Certificate regarding the accuracy of the calculations made by the Trust on each ARPS Basic Maintenance Certificate and 1940 Act ARPS Asset Coverage Certificate delivered pursuant to clause (D) of paragraph (d) or clause
(ii)(B) of paragraph (e) of this Section 12, as the case may be, within ten days after the relevant Asset Coverage Cure Date. If an Accountant's Certificate delivered with respect to an Asset Coverage Cure Date shows an error was made in the Trust's report with respect to such Asset Coverage Cure Date, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust with respect to such reports. If any other Accountant's Certificate shows that an error was made in any such report, the calculation or determination made by the Trust's independent accountants will be conclusive and binding on the Trust; provided, however, any errors shown in the Accountant's Certificate filed on a quarterly basis shall not be deemed to be a failure to maintain the ARPS Basic Maintenance Amount on any prior Valuation Dates.

                  (g) The Accountant's Certificates referred to in paragraph (f) of this Section 12 will confirm, based upon the independent accountant's review,
(i) the mathematical accuracy of the calculations reflected in the related ARPS Basic Maintenance Amount and 1940 Act ARPS Asset Coverage Certificates, as the case may be, and (ii) that the Trust determined whether the Trust had, at such Valuation Date, Eligible Assets with an aggregate Discounted Value at least equal to the Basic Maintenance Amount in accordance with this Declaration.

                  (h) In the event that an ARPS Basic Maintenance Certificate or 1940 Act ARPS Asset Coverage Certificate with respect to an applicable Valuation Date is not delivered within the time periods specified in this Section 12, the Trust shall be deemed to have failed to maintain the ARPS Basic Maintenance Amount or the 1940 Act ARPS Asset Coverage, as the case may be, on such Valuation Date for purposes of Section 12(b) hereof. In the event that an ARPS Basic Maintenance Certificate or 1940 Act ARPS Asset Coverage Certificate or the applicable Accountant's Certificates with respect to an applicable Asset Coverage Cure Date are not delivered within the time periods specified herein, the Trust shall be deemed to have failed to have Eligible Assets with an aggregate Discounted Value at least equal to the ARPS Basic Maintenance Amount or the 1940 ARPS Asset Coverage, as the case may be, as of the related Valuation Date, and such failure shall be deemed not to have been cured as of such Asset Coverage Cure Date for purposes of the mandatory redemption provisions.

         13. Notice. All notices or communications hereunder, unless otherwise specified in this Statement, shall be sufficiently given if in writing and delivered in person, by telecopier or mailed by first-class mail, postage prepaid. Notices delivered pursuant to this Section 13 shall be deemed given on the earlier of the date received or the date five days after which such notice is mailed.

         14. Waiver. Holders of at least two-thirds of the Outstanding Preferred Shares, acting collectively, or each Series, acting separately, may waive any provision hereof intended for their respective benefit in accordance with such procedures as may from time to time be established by the Board of Trustees.

         15. Termination. In the event that there are no Outstanding ARPS, all rights and preferences of ARPS established and designated hereunder shall cease and terminate, and all obligations of the Trust under this Statement shall terminate.

         16. Amendment. Subject to the provisions of this Statement, so long as shareholder approval is not required pursuant to this Declaration, the Board of Trustees may, by resolution duly adopted and without shareholder approval, amend this Statement. To the extent permitted by applicable law, the Board of Trustees may interpret, amend or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any patent defect.

                          PART II: AUCTION PROCEDURES

         1. Orders

                  (a) Prior to the Submission Deadline on each Auction Date for Shares of a Series:

                           (i) each Beneficial Owner of Shares of such Series
                  may submit to its Broker-Dealer by telephone or otherwise information as to:

                                    (A) the number of Outstanding ARPS, if any,
                           of such Series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for Shares of such Series for the next succeeding Rate Period of such Shares;

                                    (B) the number of Outstanding ARPS, if any,
                           of such Series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for Shares of such Series for the next succeeding Rate Period of Shares of such Series shall be less than the rate per annum specified by such Beneficial Owner; and/or

                                    (C) the number of Outstanding ARPS, if any,
                           of such Series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for Shares of such Series for the next succeeding Rate Period of Shares of such Series;

and

                           (ii) one or more Broker-Dealers, using lists of
                  Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including persons that are not Beneficial Owners, on such lists to determine the number of Shares, if any, of such Series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for Shares of such Series for the next succeeding Rate Period of Shares of such Series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

         For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i) (A), (i) (B), (i) (C) or
(ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause (i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

                  (b) (i) A Bid by a Beneficial Owner or an Existing Holder of Shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A) the number of Outstanding ARPS of such
                           Series specified in such Bid if the Applicable Rate for Shares of such Series determined on such Auction Date shall be less than the rate specified therein;

                                    (B) such number or a lesser number of
                           Outstanding ARPS of such Series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for Shares of such Series determined on such Auction Date shall be equal to the rate specified therein; or

                                    (C) the number of Outstanding ARPS of such
                           Series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for Shares of such Series, or such number or a lesser number of Outstanding ARPS of such Series to be determined as set forth in clause (iii) of paragraph
                           (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for Shares of such Series and Sufficient Clearing Bids for Shares of such Series do not exist.

                           (ii) A Sell Order by a Beneficial Owner or an
                  Existing Holder of Shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                                    (A) the number of Outstanding ARPS of such
                           Series specified in such Sell Order; or

                                    (B) such number or a lesser number of
                           Outstanding ARPS of such Series as set forth in clause (iii) of paragraph (b) of Section 4 of this
                           Part II if Sufficient Clearing Bids for Shares of such Series do not exist;

                           PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to Shares of a Series shall not be liable to any person for failing to sell such Shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such Shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Trust) with the provisions of Section 5 of Part I hereof or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes in good faith that it is not the Existing Holder of such Shares.

                           (iii) A Bid by a Potential Beneficial Holder or a
                  Potential Holder of Shares of a Series subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                                    (A) the number of Outstanding ARPS of such
                           Series specified in such Bid if the Applicable Rate for Shares of such Series determined on such Auction Date shall be higher than the rate specified therein; or

                                    (B) such number or a lesser number of
                           Outstanding ARPS of such Series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for Shares of such Series determined on such Auction Date shall be equal to the rate specified therein.

                  (c) No Order for any number of ARPS other than whole numbers of ARPS shall be valid.

         2. Submission of Orders by Broker-Dealers to Auction Agent

                  (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for Shares of a Series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Trust) as an Existing Holder in respect of Shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of Shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such Shares:

                           (i) the name of the Bidder placing such Order (which
                  shall be the Broker-Dealer unless otherwise permitted by the Trust);

                           (ii) the aggregate number of Shares of such Series
                  that are the subject of such Order;

                           (iii) to the extent that such Bidder is an Existing
                  Holder of Shares of such Series:

                                    (A) the number of Shares, if any, of such
                           Series subject to any Hold Order of such Existing Holder;

                                    (B) the number of Shares, if any, of such
                           Series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                                    (C) the number of Shares, if any, of such
                           Series subject to any Sell Order of such Existing Holder; and

                           (iv) to the extent such Bidder is a Potential Holder
                  of Shares of such series, the rate and number of Shares of such Series specified in such Potential Holder's Bid.

                  (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

                  (c) If an Order or Orders covering all of the Outstanding ARPS of a Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding ARPS of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding ARPS of such Series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding ARPS of such Series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

                  (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding ARPS of a Series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                           (i) all Hold Orders for Shares of such Series shall
                  be considered valid, but only up to and including in the aggregate the number of Outstanding ARPS of such Series held by such Existing Holder, and if the number of Shares of such Series subject to such Hold Orders exceeds the number of Outstanding ARPS of such Series held by such Existing Holder, the number of Shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding ARPS of such Series held by such Existing Holder;

                           (ii) (A) any Bid for Shares of such Series shall be
                  considered valid up to and including the excess of the number of Outstanding ARPS of such Series held by such Existing Holder over the number of Shares of such Series subject to any Hold Orders referred to in clause (i) above;

                                    (B) subject to subclause (A), if more than
                           one Bid of an Existing Holder for Shares of such Series is submitted to the Auction Agent with the same rate and the number of Outstanding ARPS of such Series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of Shares of such Series subject to each Bid with the same rate shall be reduced pro rata to cover the number of Shares of such Series equal to such excess;

                                    (C) subject to subclauses (A) and (B), if
                           more than one Bid of an Existing Holder for Shares of such Series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                                    (D) in any such event, the number, if any,
                           of such Outstanding ARPS of such Series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for Shares of such Series by or on behalf of a Potential Holder at the rate therein specified; and

                           (iii) all Sell Orders for Shares of such Series shall
                  be considered valid up to and including the excess of the number of Outstanding ARPS of such Series held by such Existing Holder over the sum of Shares of such Series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

                  (e) If more than one Bid for one or more Shares of a Series is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of Shares therein specified.

                  (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

         3. Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate

                  (a) Not earlier than the Submission Deadline on each Auction Date for Shares of a Series, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of Shares of such Series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such Series:

                           (i) the excess of the number of Outstanding ARPS of
                  such Series over the number of Outstanding ARPS of such Series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available ARPS" of such series);

                           (ii) from the Submitted Orders for Shares of such
                  Series whether:

                                    (A) the number of Outstanding ARPS of such
                           Series subject to Submitted Bids of Potential Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for Shares of such Series;

                           exceeds or is equal to the sum of:

                                    (B) the number of Outstanding ARPS of such
                           Series subject to Submitted Bids of Existing Holders specifying one or more rates between the Minimum Rate (for Standard Rate Periods or less, only) and the Maximum Rate (for all Rate Periods) for Shares of such Series; and

                                    (C) the number of Outstanding ARPS of such
                           Series subject to Submitted Sell Orders

         (in the event such excess or such equality exists (other than because the number of Shares of such Series in subclauses (B) and (C) above is zero because all of the Outstanding ARPS of such Series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for Shares of such Series); and

                           (iii) if Sufficient Clearing Bids for Shares of such
                  Series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for Shares of such Series) which if:

                                    (A) (I) each such Submitted Bid of Existing
                           Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the Shares of such Series that are subject to such Submitted Bids; and

                                    (B) (I) each such Submitted Bid of Potential
                           Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

         would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding ARPS of such Series which, when added to the number of Outstanding ARPS of such Series to be purchased by such Potential Holders described in subclause
         (B) above, would equal not less than the Available ARPS of such Series.

                  (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Trust of the Minimum Rate and Maximum Rate for Shares of the Series for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for Shares of such Series for the next succeeding Rate Period thereof as follows:

                           (i) if Sufficient Clearing Bids for Shares of such
                  Series exist, that the Applicable Rate for all Shares of such Series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for Shares of such Series so determined;

                           (ii) if Sufficient Clearing Bids for Shares of such
                  Series do not exist (other than because all of the Outstanding ARPS of such Series are subject to Submitted Hold Orders), that the Applicable Rate for all Shares of such Series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for Shares of such Series; or

                           (iii) if all of the Outstanding ARPS of such Series
                  are subject to Submitted Hold Orders, that the Applicable Rate for all Shares of such Series for the next succeeding Rate Period thereof shall be All Hold Rate.

         4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares

         Existing Holders shall continue to hold ARPS that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

                  (a) If Sufficient Clearing Bids for Shares of a Series have been made, all Submitted Sell Orders with respect to Shares of such Series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this
Section 4, Submitted Bids with respect to Shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to Shares of such Series shall be rejected:

                           (i) Existing Holders' Submitted Bids for Shares of
                  such Series specifying any rate that is higher than the Winning Bid Rate for Shares of such Series shall be accepted, thus requiring each such Existing Holder to sell ARPS subject to such Submitted Bids;

                           (ii) Existing Holders' Submitted Bids for Shares of
                  such Series specifying any rate that is lower than the Winning Bid Rate for Shares of such Series shall be rejected, thus entitling each such Existing Holder to continue to hold ARPS subject to such Submitted Bids;

                           (iii) Potential Holders' Submitted Bids for Shares of
                  such Series specifying any rate that is lower than the Winning Bid Rate for Shares of such Series shall be accepted;

                           (iv) each Existing Holder's Submitted Bid for Shares
                  of such Series specifying a rate that is equal to the Winning Bid Rate for Shares of such Series shall be rejected, thus entitling such Existing Holder to continue to hold ARPS subject to such Submitted Bid, unless the number of Outstanding ARPS subject to all such Submitted Bids shall be greater than the number of ARPS ("remaining Shares") in the excess of the Available ARPS of such Series over the number of ARPS subject to Submitted Bids described in clauses (ii) and
                  (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold ARPS subject to such Submitted Bid, but only in an amount equal to the number of ARPS of such Series obtained by multiplying the number of remaining Shares by a fraction, the numerator of which shall be the number of Outstanding ARPS held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding ARPS subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for Shares of such Series; and

                           (v) each Potential Holder's Submitted Bid for Shares
                  of such Series specifying a rate that is equal to the Winning Bid Rate for Shares of such Series shall be accepted but only in an amount equal to the number of Shares of such Series obtained by multiplying the number of Shares in the excess of the Available ARPS of such Series over the number of ARPS subject to Submitted Bids described in clauses (ii) through
                  (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding ARPS subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding ARPS subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for Shares of such Series.

                  (b) If Sufficient Clearing Bids for Shares of a Series have not been made (other than because all of the Outstanding ARPS of such Series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for Shares of such Series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for Shares of such Series shall be rejected:

                           (i) Existing Holders' Submitted Bids for Shares of
                  such Series specifying any rate that is equal to or lower than the Maximum Rate for Shares of such Series shall be rejected, thus entitling such Existing Holders to continue to hold ARPS subject to such Submitted Bids;

                           (ii) Potential Holders' Submitted Bids for Shares of
                  such Series specifying any rate that is equal to or lower than the Maximum Rate for Shares of such Series shall be accepted; and

                           (iii) Each Existing Holder's Submitted Bid for Shares
                  of such Series specifying any rate that is higher than the Maximum Rate for Shares of such Series and the Submitted Sell Orders for Shares of such Series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the Shares of such Series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of Shares of such Series obtained by multiplying the number of Shares of such Series subject to Submitted Bids described in clause (ii) of this paragraph by a fraction, the numerator of which shall be the number of Outstanding ARPS of such Series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding ARPS of such Series subject to all such Submitted Bids and Submitted Sell Orders.

                  (c) If all of the Outstanding ARPS of a Series are subject to Submitted Hold Orders, all Submitted Bids for Shares of such Series shall be rejected.

                  (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a Series on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of ARPS of such Series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of Shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be a whole number of ARPS.

                  (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole number of ARPS on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate ARPS of such Series for purchase among Potential Holders so that only whole numbers of ARPS of such Series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing ARPS of such Series on such Auction Date.

                  (f) Based on the results of each Auction for Shares of a Series, the Auction Agent shall determine the aggregate number of Shares of such Series to be purchased and the aggregate number of Shares of such Series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of Shares to be purchased and such aggregate number of Shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, ARPS of such Series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of Shares of a Series with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such Shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such Shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such Shares against payment therefor, partial deliveries of ARPS that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for Shares of such Series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

                  (g) Neither the Trust nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver Shares of ARPS of any Series or to pay for ARPS of any Series sold or purchased pursuant to the Auction Procedures or otherwise.

                             PART III: DEFINITIONS

         1. As used in Part I and Part II of this Statement, capitalized terms shall have the meanings provided in Part III of this Statement or otherwise in this Declaration; provided, however, that solely for purposes of this Statement, if there are any inconsistencies between the definitions in Part III of this Statement and the definitions otherwise in this Declaration, the definitions in
Part III of this Statement shall control. As used in Part I and Part II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                  (a) "'AA' Composite Commercial Paper Rate" on any date means
(i) the interest equivalent of the 7-day rate, in the case of a Dividend Period which is a Standard Dividend Period or shorter; for Dividend Periods greater than 7 days but fewer than or equal to 31 days, the 30-day rate; for Dividend Periods greater than 31 days but fewer than or equal to 61 days, the 60-day rate; for Dividend Periods greater than 61 days but fewer than or equal to 91 days, the 90-day rate; for Dividend Periods greater than 91 days but fewer than or equal to 270 days, the rate described in (ii); for Dividend Periods greater than 270 days, the Treasury Index Rate; on commercial paper on behalf of issuers whose corporate bonds are rated "AA" by S&P, or the equivalent of such rating by another nationally recognized rating agency, as announced by the Federal Reserve Bank of New York for the close of business on the Business Day immediately preceding such date; or (ii) if the Federal Reserve Bank of New York does not make available such a rate, then the arithmetic average of the interest equivalent of such rates on commercial paper placed on behalf of such issuers, as quoted on a discount basis or otherwise by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day immediately preceding such date (rounded to the next highest .001 of 1%). If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, such rate shall be determined on the basis of the quotations (or quotation) furnished by the remaining Commercial Paper Dealers (or Dealer), if any, or, if there are no such Commercial Paper Dealers, by the Auction Agent. For purposes of this definition, (A) "Commercial Paper Dealers" shall mean (1) Salomon Smith Barney Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Goldman Sachs & Co.; (2) in lieu of any thereof, its respective Affiliate or successor; and (3) in the event that any of the foregoing shall cease to quote rates for commercial paper of issuers of the sort described above, in substitution therefore, a nationally recognized dealer in commercial paper of such issuers then making such quotations selected by the Trust, and (B) "interest equivalent" of a rate stated on a discount basis for commercial paper of a given number of days' maturity shall mean a number equal to the quotient (rounded upward to the next higher one-thousandth of 1%) of (1) such rate expressed as a decimal, divided by (2) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of such rate expressed as a decimal, multiplied by the number of days in which such commercial paper shall mature and the denominator of which shall be 360.

                  (b) "Accountant's Certificate" has the meaning set forth in
Section 12(f) of Part I hereof.

                  (c) "Affiliate" means any Person controlling, controlled by or under common control with the Trust; provided, however, that no Broker-Dealer controlling, controlled by or under common control with the Trust shall be deemed to be an Affiliate; nor shall any Person or any Person controlling, controlled by or under common control with such Person, one of the trustees, directors or executive officers of which is also a Trustee of the Trust, be deemed to be an Affiliate solely because such trustee, director or executive officer is also a Trustee of the Trust.

                  (d) "Agent Member" means a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                  (e) "All Hold Rate" means 80% of the "AA" Composite Commercial Paper Rate.

                  (f) "Applicable Rate" means, with respect to each Series for each Dividend Period (i) if Sufficient Clearing Orders exist for the Auction in respect thereof, the Winning Bid Rate, (ii) if Sufficient Clearing Orders do not exist for the Auction in respect thereof, the Maximum Applicable Rate and (iii) in the case where all ARPS are the subject of Hold Orders for the Auction in respect thereof, the All Hold Rate.

                  (g) "ARPS" means Auction Rate Preferred Shares, liquidation preference $25,000 per Share.

                  (h) "ARPS Basic Maintenance Amount" as of any Valuation Date means the dollar amount equal to the sum of

                           (i) (A) the sum of the products resulting from
                  multiplying the number of Outstanding ARPS on such date by the liquidation preference (and redemption premium, if any) per Share; (B) the aggregate amount of dividends that will have accumulated at the Applicable Rate (whether or not earned or declared) to and including the first Dividend Payment Date for each Outstanding ARPS that follows such Valuation Date (or to the 30th day after such Valuation Date, if such 30th day occurs before the first following Dividend Payment Date); (C) the amount of anticipated Trust non-interest expenses for the 90 days subsequent to such Valuation Date; (D) the amount of the current outstanding balances of any indebtedness which is senior to ARPS plus interest actually accrued together with 30 days additional interest on the current outstanding balances calculated at the current rate; and (E) any current liabilities, payable during the 30 days subsequent to such Valuation Date, including, without limitation, indebtedness due within one year and any redemption premium due with respect to Preferred Shares for which a Notice of Redemption has been given, as of such Valuation Date, to the extent not reflected in any of (i)(A) through (i)(D): less

                           (ii) the sum of any cash plus the value of any of the
                  Trust's assets irrevocably deposited by the Trust for the payment of any (i)(B) through (i)(F) ("value," for purposes of this clause (ii), means the Discounted Value of the security, except that if the security matures prior to the relevant redemption payment date and is either fully guaranteed by the U.S. Government or is rated at least P-1 by Moody's, it will be valued at its face value).

                  (i) "ARPS Basic Maintenance Certificate" has the meaning set forth in Section 12(d) of Part I hereof.

                  (j) "ARPS Series M, W, T and F" means the Shares of Series M, W, T and F of ARPS or any other Preferred Shares hereinafter designated as Shares of Series M, W, T and F of ARPS.

                  (k) "Asset Coverage Cure Date" has the meaning set forth in
Section 3(a)(ii) of Part I hereof.

                  (l) "Auction" means each periodic operation of the procedures set forth under "Auction Procedures."

                  (m) "Auction Agent" means [_________] unless and until another commercial bank, trust company, or other financial institution appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to follow the Auction Procedures for the purpose of determining the Applicable Rate.

                  (n) "Auction Date" means the first Business Day next preceding the first day of a Dividend Period for each Series.

                  (o) "Auction Procedures" means the procedures for conducting Auctions set forth in Part II hereof.

                  (p) "Beneficial Owner," with respect to Shares of each Series, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of such Shares.

                  (q) "Bid" shall have the meaning specified in paragraph (a) of
Section 1 of Part II hereof.

                  (r) "Bidder" shall have the meaning specified in paragraph (a) of Section 1 of Part II hereof; provided, however, that neither the Trust nor any Affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an Affiliate of the Trust may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                  (s) "Board of Trustees" or "Board" means the Board of Trustees of the Trust.

                  (t) "Broker-Dealer" means any broker-dealer or broker-dealers, or other entity permitted by applicable law to perform the functions required of a Broker-Dealer by the Auction Procedures, that has been selected by the Trust and has entered into a Broker-Dealer Agreement that remains effective.

                  (u) "Broker-Dealer Agreement" means an agreement among the Auction Agent and a Broker-Dealer, pursuant to which such Broker-Dealer agrees to follow the Auction Procedures.

                  (v) "Business Day" means a day on which the New York Stock Exchange is open for trading and which is not a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized or obligated by applicable law to close.

                  (w) "Code" means the Internal Revenue Code of 1986, as amended.

                  (x) "Commercial Paper Dealers" has the meaning set forth in the definition of AA Composite Commercial Paper Rate.

                  (y) "Date of Original Issue" means the date on which a Series is originally issued by the Trust.

                  (z) "Default" has the meaning set forth in Section 2(c)(ii) of
Part I hereof.

                  (aa) "Default Period" has the meaning set forth in Section 2(c)(ii) of Part I hereof.

                  (bb) "Default Rate" means the Reference Rate multiplied by three (3).

                  (cc) "Deposit Securities" means cash and any obligations or securities, including Short Term Money Market Instruments that are Eligible Assets, rated at least AAA, A-2 or SP-2 by S&P, except that, for purposes of
Section 3(a)(i) of Part I hereof, such obligations or securities shall be considered "Deposit Securities" only if they are also rated at least P-2 by Moody's.

                  (dd) "Discount Factor" means the Moody's Discount Factor (if Moody's is then rating ARPS), the Fitch Discount Factor (if Fitch is then rating
ARPS), the S&P Discount Factor (if S&P is then rating ARPS) or the discount factor established by any Other Rating Agency which is then rating ARPS and which so requires, whichever is applicable.

                  (ee) "Discounted Value" means the quotient of the Market Value of an Eligible Asset divided by the applicable Discount Factor, provided that with respect to an Eligible Asset that is currently callable, Discounted Value will be equal to the quotient as calculated above or the call price, whichever is lower, and that with respect to an Eligible Asset that is prepayable, Discounted Value will be equal to the quotient as calculated above or the par value, whichever is lower.

                  (ff) "Dividend Default" has the meaning set forth in Section 2(c)(ii) of Part I hereof.

                  (gg) "Dividend Payment Date" with respect to a Series means any date on which dividends are payable pursuant to Section 2(b) of Part I hereof.

                  (hh) "Dividend Period" means, with respect to a Series, the period commencing on the Date of Original Issue thereof and ending on the date specified for such Series on the Date of Original Issue thereof and thereafter, as to such Series, the period commencing on the day following each Dividend Period for such Series and ending on the day established for such Series by the Trust.

                  (ii) "Eligible Assets" means Moody's Eligible Assets, Fitch Eligible Assets or S&P's Eligible Assets (if Moody's, Fitch or S&P are then rating ARPS) and/or Other Rating Agency Eligible Assets if any Other Rating Agency is then rating ARPS, whichever is applicable.

                  (jj) "Existing Holder," with respect to Shares of a Series, shall mean a Broker-Dealer (or any such other person as may be permitted by the Trust) that is listed on the records of the Auction Agent as a holder of such Shares.

                  (kk) "Exposure Period" means the period commencing on (and including) a given Valuation Date and ending 41 days thereafter.

                  (ll) "Fitch" means Fitch IBCA, Inc. and its successors at law.

                  (mm) "Fitch Discount Factor" means for the purposes of determining the ARPS Basic Maintenance Amount, the percentage determined below:

                           (i) Common stock and preferred stock of REITS and
                  Other Real Estate Companies:

                                                                  DISCOUNT FACTOR
                                                                  ---------------

REIT Preferred Shares.......................................          154%
Common Stock Preferred Shares...............................          195%
Investment Grade Convertibles...............................          200%
Below Investment Grade Convertibles.........................          250%

                           (ii) Debt Securities of REITS:

      TERM TO
     MATURITY            AAA            AA            A            BBB            BB            B            CCC
     --------            ----          ----          ----          ----          ----          ----          ----

1 year......             111%          114%          117%          120%          121%          127%          227%
2 year......             116%          125%          125%          127%          132%          137%          137%
3 year......             121%          123%          127%          131%          133%          140%          225%
4 year......             126%          126%          129%          132%          136%          140%          164%
5 year......             131%          132%          135%          139%          144%          149%          185%
7 year......             140%          143%          146%          152%          159%          167%          228%
10 year.....             141%          143%          147%          153%          160%          168%          232%
12 year.....             144%          144%          150%          157%          165%          174%          249%
15 year.....             148%          151%          155%          163%          172%          182%          274%
20-30 year..             152%          156%          160%          169%          180%          191%          306%

----------
(1) The Fitch Discount Factors will also apply to interest rate swaps and caps, whereby the rating on the counterparty will determine the appropriate Discount Factor to apply.

(2) If a security is unrated by Fitch, but is rated by two other nationally recognized statistical rating organizations (each, an "NRSRO"), then the lower of the ratings on the security from the two other NRSROs should be used to determine the Fitch Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is investment grade, then the security will be notched one rating category for purposes of computing the Discount Factor. If the security is not rated by Fitch, but has a rating from only one other NRSRO, and the security is below investment grade, then the security will be notched two rating categories for purposes of computing the Discount Factor.

                           (iii) U.S. Treasury Securities:

                REMAINING TERM TO MATURITY                                       DISCOUNT FACTOR
                --------------------------                                       ---------------

1 year...............                                                                  100%
2 years..............                                                                  103%
3 years..............                                                                  105%
4 years..............                                                                  107%
5 years..............                                                                  109%
5-7 years............                                                                  112%
7-10 years...........                                                                  114%
15 years.............                                                                  122%
20 years.............                                                                  130%
25 years.............                                                                  146%
30 years.............                                                                  154%

                           (iv) Short-Term Instruments and Cash:

                                    The Fitch Discount Factor applied to
                                    short-term portfolio securities will be (A)
                                    100%, so long as such portfolio securities mature or have a demand feature at par exercisable within the Exposure Period and
                                    (B) 125%, so long as such portfolio
                                    securities neither mature nor have a demand feature at par exercisable within the exposure period. A Fitch Discount Factor of 100% will be applied to cash.

                           (v) Other Securities:

                                    The Fitch Discount Factor with respect to securities other than those described above will be the percentage provided in writing by Fitch.

                  (nn) "Fitch Eligible Assets" means the following:

                           (i) Common stock, preferred stock, and any debt
                  security of REITs and Real Estate Companies.

                           (ii) Unrated debt securities issued by an issuer
                  which (1) has not filed for bankruptcy in the past three years; (2) is current on all interest and principal on its fixed income obligations; (3) is current on all preferred stock dividends.

                           (iii) Interest rate swaps entered into according to
                  International Swap Dealers Association ("ISDA") standards if
                  (1) the counterparty to the swap transaction has a short-term rating of not less than F1, or, if the swap counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA or higher and (2) the original aggregate notional amount of the interest rate swap transaction or transactions is not greater than the liquidation preference of the Preferred Shares originally issued.

                           (iv) U.S. Treasury securities and U.S. Treasury
                  Strips.

                           (v) Short-Term Money Market Instruments as long as
                  (a) such securities are rated at least F1 by Fitch, (b) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A by Fitch, or (c) in all other cases, the supporting entity (1) is rated at least A by Fitch and the security matures in one month (2) is rated at least AA by Fitch and matures within six months.

                           (vi) Cash (including, for this purpose, interest and
                  dividends due on assets rated (a) BBB or higher by Fitch if the payment date is within 5 Business Days of the Valuation Date, (b) A or higher by Fitch if the payment is within thirty days of the Valuation Date, (c) A+ or higher by Fitch if the payment date is within the Exposure Period) and receivables for Fitch Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which are generated by such receivables are (a) settled through clearing house firms with respect to which the fund has received prior written authorization from Fitch or (b) (1) with counterparties having a Fitch long-term rating of at least BBB by Fitch or (2) with counterparties having a Fitch short-term rating of at least F1.

                  (oo) "Holder" means, with respect to ARPS, the registered holder of Shares of each Series as the same appears on the share ledger or share records of the Trust.

                  (pp) "Hold Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II hereof.

                  (qq) "Mandatory Redemption Date" has the meaning set forth in
Section 3(a)(iii) of Part I hereof.

                  (rr) "Mandatory Redemption Price" has the meaning set forth in
Section 3(a)(iii) of Part I hereof.

                  (ss) "Market Value" means the fair market value of an asset of the Trust as computed as follows: Each security (excluding convertible bonds) held by the Trust is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price on that day; option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Further, if events occur that materially affect the value of a security between the time trading ends on the security and the close of the customary trading session of the New York Stock Exchange, the Trust may value the security at its fair value as determined in good faith by or under the supervision of the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity. Foreign securities are converted into U.S. dollars using exchange rates as of the close of the New York Stock Exchange. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the New York Stock Exchange. The values of such securities are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the New York Stock Exchange which will not be reflected in the computation of the Market Value of an asset of the Trust. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the New York Stock Exchange as determined in good faith by or under the supervision of the Board of Trustees. Any swap transaction that the Trust enters into may, depending on the applicable interest rate environment, have a positive or negative value. Any cap transaction that the Trust enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Trust under such transactions will be assets of the Trust and accrued payments by the Trust will be liabilities of the Trust.

                  (tt) "Maximum Rate" means, on any date on which the Applicable Rate is determined, the rate equal to 150% of the applicable Reference Rate, subject to upward but not downward adjustment in the discretion of the Board of Trustees after consultation with the Broker-Dealers, provided that immediately following any such increase the Trust would be in compliance with the ARPS Basic Maintenance Amount.

                  (uu) "Minimum Rate" means, on any Auction Date with respect to a Dividend Period of 28 days or fewer, 70% of the AA Composite Commercial Paper Rate at the close of business on the Business Day next preceding such Auction Date. There shall be no Minimum Rate on any Auction Date with respect to a Dividend Period of more than 28 days.

                  (vv) "Moody's" means Moody's Investors Service, Inc. and its successors at law.

                  (ww) "Moody's Discount Factor" means, for the purposes of determining the ARPS Basic Maintenance Amount, the percentage determined below:

                           (i) Common stock and preferred stock of REITs and
                  Other Real Estate Companies:

                                                                                   DISCOUNT FACTOR(1)(2)(3)
                                                                                   ------------------------

Common Stock of REITs.................................................                       154%
Preferred Stock of REITs with Senior Implied
     Moody's (or S&P) rating:.........................................                       154%
     without Senior Implied Moody's (or S&P) rating:..................                       208%
Preferred Stock of Other Real Estate Companies with
     Senior Implied Moody's (or S&P) rating:..........................                       208%
     without Senior Implied Moody's (or S&P) rating:..................                       250%

----------
(1) A Discount Factor of 250% will be applied to those assets in a single Moody's Real Estate Industry/Property Sector Classification which exceed 30% of Moody's Eligible Assets but are not greater than 35% of Moody's Eligible Assets.

(2) A Discount Factor of 250% will be applied if dividends on such securities have not been paid consistently (either quarterly or annually) over the previous three years, or for such shorter time period that such securities have been outstanding.

(3) A Discount Factor of 250% will be applied if the market capitalization (including common stock and preferred stock) of an issuer is between $150 million and $500 million.

                           (ii) Debt Securities of REITs and Other Real Estate
                  Companies(1):

     MATURITY
     IN YEARS           Aaa          Aa          A           Baa          Ba          B           Caa        NR(2)
     --------           ----        ----        ----         ----        ----        ----         ----       -----

         1              109%        112%        115%         118%        119%        125%         225%        250%
         2              115%        118%        122%         125%        127%        133%         225%        250%
         3              120%        123%        127%         131%        133%        140%         225%        250%
         4              126%        129%        133%         138%        140%        147%         225%        250%
         5              132%        135%        139%         144%        146%        154%         225%        250%
         7              139%        143%        147%         152%        156%        164%         225%        250%
        10              145%        150%        155%         160%        164%        173%         225%        250%
        15              150%        155%        160%         165%        170%        180%         225%        250%
        20              150%        155%        160%         165%        170%        190%         225%        250%
        30              150%        155%        160%         165%        170%        191%         225%        250%

----------
(1) The Moody's Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

(2) Unrated debt securities are limited to 10% of discounted Eligible Assets. If a security is unrated by Moody's but is rated by S&P, a rating two numeric ratings below the S&P rating will be used, e.g., where the S&P rating is AAA, a Moody's rating of Aa2 will be used; where the S&P rating is AA+, a Moody's rating of Aa3 will be used. If a security is unrated by either Moody's or S&P, the Trust will use the percentage set forth under "NR" in this table.

                           (iii) U.S. Treasury Securities and U.S. Treasury
                  Strips (as defined by Moody's):

                                                      U.S. TREASURY SECURITIES          U.S. TREASURY STRIPS
            REMAINING TERM TO MATURITY                     DISCOUNT FACTOR                 DISCOUNT FACTOR
            --------------------------                ------------------------          --------------------

1 year or less                                                  107%                              107%
2 years or less (but longer than year)                          113%                              114%
3 years or less (but longer than 2 years)                       118%                              120%
4 years or less (but longer than 3 years)                       123%                              127%
5 years or less (but longer than 4 years)                       128%                              133%
7 years or less (but longer than 5 years)                       135%                              145%
10 years or less (but longer than 7 years)                      141%                              159%
15 years or less (but longer than 10 years)                     146%                              184%
20 years or less (but longer than 15 years)                     154%                              211%
30 years or less (but longer than 20 years)                     154%                              236%

                           (iv) Short-Term Instruments and Cash. The Moody's
                  Discount Factor applied to Moody's Eligible Assets that are short term money instruments (as defined by Moody's) will be (i) 100%, so long as such portfolio securities mature or have a demand feature at par exercisable within 49 days of the relevant valuation date,
                  (ii) 102%, so long as such portfolio securities mature or have a demand feature at par not exercisable within 49 days of the relevant valuation date, and (iii) 125%, if such securities are not rated by Moody's, so long as such portfolio securities are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable within 49 days of the relevant valuation date. A Moody's Discount Factor of 100% will be applied to cash.

                  (xx) "Moody's Eligible Asset" means the following:

                           (i) Common stock of REITs and preferred stock and any
                  debt security of REITs and Other Real Estate Companies: (A) which comprise at least 7 of the 14 Moody's Real Estate Industry/Property Sector Classifications ("Moody's Sector Classifications") listed below and of which no more than 35% may constitute a single such classification; (B) which in the aggregate constitute at least 40 separate classes of common stock, preferred stock, and debt securities, issued by at least 30 issuers; (C) issued by a single issuer which in the aggregate constitute no more than 7.0% of the Market Value of Moody's Eligible Assets, (D) issued by a single issuer which, with respect to 50% of the Market Value of Moody's Eligible Assets, constitute in the aggregate no more than 5% of Market Value of Moody's Eligible Assets; and (E) and which are issued by REITs or Other Real Estate Companies with a minimum market capitalization (including common stock and preferred stock) of $150 million;

                           (ii) Unrated debt securities issued by an issuer
                  which: (A) has not filed for bankruptcy within the past three years; (B) is current on all principal and interest on its fixed income obligations; (C) is current on all preferred stock dividends; (D) possesses a current, unqualified auditor's report without qualified, explanatory language and
                  (E) in the aggregate, do not exceed 10% of the discounted Moody's Eligible Assets;

                           (iii) Interest rate swaps entered into according to
                  International Swap Dealers Association ("ISDA") standards if
                  (i) the counterparty to the swap transaction has a short-term rating of not less than P-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is Aa3 or higher and (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the Preferred Shares originally issued. The interest rate swap transaction will be marked-to-market daily;

                           (iv) U.S. Treasury Securities and Treasury Strips (as
                  defined by Moody's);

                           (v) Short-Term Money Market Instruments so long as
                  (A) such securities are rated at least P-1, (B) in the case of demand deposits, time deposits and overnight funds, the supporting entity is rated at least A2, or (C) in all other cases, the supporting entity (1) is rated A2 and the security matures within one month, (2) is rated A1 and the security matures within three months or (3) is rated at least Aa3 and the security matures within six months; provided, however, that for purposes of this definition, such instruments (other than commercial paper rated by S&P and not rated by Moody's) need not meet any otherwise applicable Moody's rating criteria; and

                           (vi) Cash (including, for this purpose, interest and
                  dividends due on assets rated (A) Baa3 or higher by Moody's if the payment date is within five Business Days of the Valuation Date, (B) A2 or higher if the payment date is within thirty days of the Valuation Date, and (C) A1 or higher if the payment date is within 49 days of the relevant valuation date) and receivables for Moody's Eligible Assets sold if the receivable is due within five Business Days of the Valuation Date, and if the trades which generated such receivables are
                  (A) settled through clearing house firms with respect to which the Trust has received prior written authorization from Moody's or (B) (1) with counterparties having a Moody's long-term debt rating of at least Baa3 or (2) with counterparties having a Moody's Short-Term Money Market Instrument rating of at least P-1.

                  (yy) "Moody's Real Estate Industry/Property Sector Classification" means, for the purposes of determining Moody's Eligible Assets, each of the following Industry Classifications (as defined by the National Association of Real Estate Investment Trusts, NAREIT):

                           (i)    Office

                           (ii)   Industrial

                           (iii)  Mixed

                           (iv)   Shopping Centers

                           (v)    Regional Malls

                           (vi)   Free Standing

                           (vii)  Apartments

                           (viii) Manufactured Homes

                           (ix)   Diversified

                           (x)    Lodging/Resorts

                           (xi)   Health Care

                           (xii)  Home Financing

                           (xiii) Commercial Financing

                           (xiv)  Self Storage

         The Trust will use its discretion in determining which NAREIT Industry Classification is applicable to a particular investment in consultation with the independent auditor and/ or Moody's, as necessary.

                  (zz) "1940 Act ARPS Asset Coverage" means asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Trust which are stock, including all Outstanding ARPS (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common Shares), determined on the basis of values calculated as of a time within 48 hours next preceding the time of such determination.

                  (aaa) "1940 Act ARPS Asset Coverage Certificate" means the certificate required to be delivered by the Trust pursuant to Section 12(e) of
Part I hereof.

                  (bbb) "Notice of Redemption" means any notice with respect to the redemption of Shares of ARPS pursuant to Section 3 of Part I hereof.

                  (ccc) "Order" shall have the meaning specified in paragraph
(a) of Section 1 of Part II hereof.

                  (ddd) "Other Rating Agency" means any rating agency other than Moody's, Fitch or S&P then providing a rating for ARPS pursuant to the request of the Trust.

                  (eee) "Other Rating Agency Eligible Assets" means assets of the Trust designated by any Other Rating Agency as eligible for inclusion in calculating the discounted value of the Trust's assets in connection with such Other Rating Agency's rating of ARPS.

                  (fff) "Other Real Estate Companies" means companies which generally derive at least 50% of their revenue from real estate or have at least 50% of their assets in real estate, but not including REITS.

                  (ggg) "Outstanding ARPS" means, as of any date, ARPS theretofore issued by the Trust except, without duplication, (i) any ARPS theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such ARPS and (ii) any ARPS represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of ARPS required to constitute a quorum), any ARPS of which any Affiliate of the Trust shall be the Existing Holder shall be disregarded and not deemed outstanding; (B) in connection with any Auction, any ARPS as to which any Person known to the Auction Agent to be an Affiliate of the Trust shall be the Existing Holder thereof shall be disregarded and deemed not to be outstanding;

and (C) for purposes of determining the ARPS Basic Maintenance Amount, ARPS held by any Affiliate of the Trust shall be deemed outstanding.

                  (hhh) "Outstanding Preferred Shares" means, as of any date, Preferred Shares theretofore issued by the Trust except, without duplication,
(i) any Preferred Shares theretofore canceled, redeemed or repurchased by the Trust, or delivered to the Auction Agent for cancellation or with respect to which the Trust has given notice of redemption and irrevocably deposited with the Paying Agent sufficient funds to redeem such Preferred Shares and (ii) any Preferred Shares represented by any certificate in lieu of which a new certificate has been executed and delivered by the Trust. Notwithstanding the foregoing, (A) for purposes of voting rights (including the determination of the number of Preferred Shares required to constitute a quorum), any Preferred Shares of which any Affiliate of the Trust shall be the Existing Holder shall be disregarded and not deemed outstanding; (B) in connection with any Auction, any Preferred Shares as to which any Person known to the Auction Agent to be an Affiliate of the Trust shall be the Existing Holder thereof shall be disregarded and deemed not to be outstanding; and (C) for purposes of determining the ARPS Basic Maintenance Amount, Preferred Shares held by any Affiliate of the Trust shall be deemed outstanding.

                  (iii) "Paying Agent" means [_________] unless and until another entity appointed by a resolution of the Board of Trustees enters into an agreement with the Trust to serve as paying agent, which paying agent may be the same as the Auction Agent.

                  (jjj) "Potential Beneficial Owner," with respect to Shares of a Series, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of Shares of such Series but that wishes to purchase Shares of such Series, or that is a Beneficial Owner of Shares of such Series that wishes to purchase additional Shares of such Series.

                  (kkk) "Redemption Default" has the meaning set forth in
Section 2(c)(ii) of Part I hereof.

                  (lll) "Redemption Price" has the meaning set forth in Section 3(a)(i) of Part I hereof.

                  (mmm) "Reference Rate" means, with respect to the determination of the Maximum Rate and Default Rate, the applicable AA Composite Commercial Paper Rate (for a Dividend Period of fewer than 184 days) or the applicable Treasury Index Rate (for a Dividend Period of 184 days or more).

                  (nnn) "REIT" or real estate investment trust, means a company dedicated to owning, and usually operating, income producing real estate, or to financing real estate.

                  (ooo) "S&P" means Standard & Poor's, a division of The McGraw-Hill Companies, Inc., and its successors at law.

                  (ppp) "S&P Discount Factor" means, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined as follows. The S&P Discount Factor for any S&P Eligible Asset other than the securities set forth below will be the percentage provided in writing by S&P:

                                    (a) Common stock and preferred stock of
                           REITs and Other Real Estate Companies:

                                                                               Diversification Standard
                                                                   -----------------------------------------------
                                                                   Level 1      Level 2       Level 3      Level 4
                                                                   -------      -------       -------      -------
Minimum Number of:
Issuers (1)                                                           44           40            44           30
Real Estate Industry/Property Sectors (2)                             10            8             7            7
Percent of Assets in:
Largest Real Estate Industry/Property Sector                          17%          25%           30%          30%
2nd Largest Real Estate Industry/Property Sector                      15%          20%           25%          25%
3rd Largest Real Estate Industry/Property Sector                      12%          15%           15%          15%
4th Largest Real Estate Industry/Property Sector                      12%          12%           12%          12%
S&P Discount Factor:
common stock                                                         190%         208%          223%         231%
preferred stock (3)                                                  157%         167%          174%         178%

         ----------

         (1) Three issuers may each constitute 6% of assets and four issuers may each constitute 5% of assets.

         (2)      As defined by NAREIT.

         (3) Applies to preferred stock of real estate companies, subject to diversification guidelines whereby at least 34% of the preferred assets are rated BB (or Moody's equivalent) or greater; at least 33% are rated B (or Moody's equivalent) or greater; and the balance of the preferred assets is rated B- (or Moody's equivalent) or is unrated. The Discount Factor for common stock will apply to preferred stock which is not in compliance with the diversification standard.

                                    (b) Debt Securities:

                                                                               Diversification Standard
                                                                   -----------------------------------------------
Bond Rating (1)                                                    Level 1      Level 2       Level 3      Level 4
---------------                                                    -------      -------       -------      -------

A                                                                   116%          117%         119%          118%
A-                                                                  117%          119%         120%          120%
BBB+                                                                119%          121%         122%          122%
BBB                                                                 121%          122%         124%          124%
BBB-                                                                122%          124%         126%          126%
BB+                                                                 127%          130%         133%          132%
BB                                                                  133%          137%         141%          139%
BB-                                                                 139%          144%         149%          147%
B+                                                                  152%          159%         166%          164%
B                                                                   163%          172%         182%          179%
B-                                                                  176%          188%         202%          197%
CCC+                                                                198%          212%         230%          224%
CCC                                                                 236%          262%         295%          284%

         ------------------------

         (1) The S&P Discount Factors for debt securities shall also be applied to any interest rate swap or cap, in which case the rating of the counterparty shall determine the appropriate rating category.

         (2) If a security is unrated by S&P but is rated by Moody's, the conversion chart under S&P OC Test Rating Chart will apply.

                                    (c) U.S. Treasury Securities, including
                           Treasury interest-only Strips and Treasury principal-only Strips, as set forth below:

52-week Treasury Bills*                                           102%
Two-Year Treasury Notes                                           104%
Three-Year Treasury Notes                                         108%
Five-Year Treasury Notes                                          109%
10-Year Treasury Notes                                            115%
30-Year Treasury Notes                                            126%

         ------------------------

                  * Treasury Bills with maturities of less than 52 weeks will be discounted at the appropriate Short-Term Money Market Instrument levels. Treasury Bills that mature the next day are considered cash equivalents and are valued at 100%.

                           Treasury Strips: Treasury interest-only Strips will apply the discount factor for the Treasury category set forth above following the maturity of the Treasury Strip, e.g., a Treasury interest-only Strip with a maturity of seven years will apply the discount factor for the U.S. Treasury securities with a 10-year maturity. Treasury principal-only Strips will apply the discount factor that is two categories greater than its maturity, e.g., a Treasury principal-only Strip with a maturity of seven years will apply the discount factor for U.S. Treasury securities with a 30-year maturity.

                                    (d) Cash and Cash Equivalents: The S&P
                           Discount Factor applied to Cash and Cash Equivalents will be (A) 100% and (B) 102% for those portfolio securities which mature in 181 to 360 calendar days.

                  (qqq) "S&P Eligible Assets" means the following:

                                    (a) Common stock, preferred stock and any
                           debt securities of REITs and Real Estate Companies;

                                    (b) Interest rate swaps entered into
                           according to International Swap Dealers Association ("ISDA") standards if (i) the counterparty to the swap transaction has a short-term rating of not less than A-1 or, if the counterparty does not have a short-term rating, the counterparty's senior unsecured long-term debt rating is AA - or higher and
                           (ii) the original aggregate notional amount of the interest rate swap transaction or transactions is not to be greater than the liquidation preference of the AMPS originally issued. The interest rate swap transaction will be marked-to-market daily;

                                    (c) U.S. Treasury Securities and Treasury
                           Strips (as defined by S&P);

                                    (d) Short-Term Money Market Instruments so
                           long as (A) such securities are issued by an institution, which, at the time of investment, is a permitted bank (including commercial paper issued by a corporation which complies with the applicable assumptions that follow) ("permitted bank" means any bank, domestic or foreign, whose commercial paper is rated A-1+) provided, however, that Short-Term Money Market Instruments with maturities of 30 days or less, invested in an institution rated A-1 may comprise up to 20% of eligible portfolio assets; and

                                    (e) Cash, which is any immediately available
                           funds in U.S. dollars or any currency other than U.S. dollars which is a freely convertible currency, and Cash Equivalents, which means investments (other than Cash) that are one or more of the following obligations or securities: (i) U.S. Government Securities; (ii) certificates of deposits of, banker's acceptances issued by or money market accounts in any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, so long as the deposits offered by such depository institution or trust company at the time of such investments are rated and have a rating of at least "P-1" by Moody's and "A-1+" by S&P (or, in the case of the principal depository institution in a holding company system whose deposits are not so rated, the long term debt obligations of such holding company are rated and such rating is at least "A-1" by Moody's and "A+" by S&P; (iii) commercial paper issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by Federal and/or state banking authorities, or any corporation incorporated under the laws of the United states of America or any state thereof, so long as the commercial paper of such issuer is rated and has at the time of such investment a short term rating of at least "P-1" by Moody's and "A-1+" by S&P on its commercial paper; (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof the obligations of which at the time of such investment are rated and that have a credit rating of at least "P-1" by Moody's and "A-1+" by S&P either at the time of such investment or the making of a contractual commitment providing for such investment; (v) Shares of any money market fund organized under the laws of a jurisdiction other than the United States, so long as such money market fund is rated and has at the time of such investment a short-term rating of at least "AAAm" or "AAAg" by S&P and "Aaa" by Moody's and ownership of such investments will not cause the issuer to become engaged in a trade or business within the United States for U.S. Federal income tax purposes or subject the issuer to tax on a net income basis; and (vi) unleveraged overnight repurchase obligations on customary terms with respect to investments described in clauses (i) through (iv) above entered into a depository institution, trust company or corporation that has a short-term rating of at least "A-1+" by S&P; provided, that (i) in no event shall Cash Equivalents include any obligation that provides for payment of interest along; (ii) Cash Equivalents referred to in clauses (ii) and
                           (iii) above shall mature within 183 days of issuance;
                           (iii) either Moody's or S&P changes in its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody's or S&P, as the case may be (iv) if either Moody's or S&P is not in the business of rating securities, then any ratings included in this definition shall be deemed to be an equivalent rating from another Rating Agency; (v) Cash Equivalents (other than U.S. Government Securities or money market funds maintained by the Custodian) shall not include any such investment of more than $100 million in any single issuer; and (vi) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars, any synthetic securities, any Securities with ratings containing an "r" subscript, and IOs or any POs (other than commercial paper with a maturity within 183 days of issuance).

                  (rrr) "S&P OC Test Rating Chart" means the chart set forth below:

Moody's Rating                   Mapped S&P Rating
--------------                   -----------------

      Aaa                              AA
      Aa1                              AA
      Aa2                              AA-
      Aa3                              A+
      A1                               A
      A2                               A-
      A3                               BBB+
      Baa1                             BBB
      Baa2                             BBB-
      Baa3                             BB+
      Ba1                              BB-
      Ba2                              B+
      Ba3                              B
      B1                               B-
      B2                               CCC+
      B3                               CCC
      Caa                              CCC-
      NR or below Caa                  NR

                  (sss) "S&P Real Estate Industry/Property Sector
Classification" means, for the purposes of determining S&P Eligible Assets, each of the following Industry Classifications (as defined by NAREIT):

                           1.  Office

                           2.  Industrial

                           3.  Mixed

                           4.  Shopping Centers

                           5.  Regional Malls

                           6.  Free Standing

                           7.  Apartments

                           8.  Manufactured Homes

                           9.  Diversified

                           10. Lodging/Resorts

                           11. Health Care

                           12. Home Financing

                           13. Commercial Financing

                           14. Self Storage

                           The Trust will use its discretion in determining
                  which NAREIT Industry Classification is applicable to a particular investment, and, when necessary will consult with the independent auditor and/or S&P, as necessary.

                  (ttt) "Securities Act" means the Securities Act of 1933, as amended from time to time.

                  (uuu) "Securities Depository" means The Depository Trust Company and its successors and assigns or any successor securities depository selected by the Trust that agrees to follow the procedures required to be followed by such securities depository in connection with the Shares of ARPS Series M, W, T and F.

                  (vvv) "Sell Order" shall have the meaning specified in paragraph (a) of Section 1 of Part II hereof.

                  (www) "Short-Term Money Market Instrument" means the following types of instruments if, on the date of purchase or other acquisition thereof by the Trust, the remaining term to maturity thereof is not in excess of 180 days:

                           (i) commercial paper rated A-1 if such commercial
                  paper matures in 30 days or A-1+ if such commercial paper matures in over 30 days;

                           (ii) demand or time deposits in, and banker's
                  acceptances and certificates of deposit of (A) a depository institution or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia or (B) a United States branch office or agency of a foreign depository institution (provided that such branch office or agency is subject to banking regulation under the laws of the United States, any state thereof or the District of Columbia);

                           (iii) overnight funds; and

                           (iv) U.S. Government Securities.

                  (xxx) "Special Rate Period" means a Dividend Period that is not a Standard Rate Period.

                  (yyy) "Specific Redemption Provisions" means, with respect to any Special Rate Period of more than one year, either, or any combination of (i) a period (a "Non-Call Period") determined by the Board of Trustees after consultation with the Broker-Dealers, during which the Shares subject to such Special Rate Period are not subject to redemption at the option of the Trust pursuant to Section 3(a)(i) of Part I hereof and (ii) a period (a "Premium Call Period"), consisting of a number of whole years as determined by the Board of Trustees after consultation with the Broker-Dealers, during each year of which the Shares subject to such Special Rate Period shall be redeemable at the Trust's option pursuant to Section 3(a)(i) of Part I hereof and/or in connection with any mandatory redemption pursuant to Section 3(a)(ii) of Part I hereof at a price per share equal to $25,000 plus accumulated but unpaid dividends plus a premium expressed as a percentage or percentages of $25,000 or expressed as a formula using specified variables as determined by the Board of Trustees after consultation with the Broker-Dealers.

                  (zzz) "Standard Rate Period" means a Dividend Period of 7 days.

                  (aaaa) "Submission Deadline" means 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  (bbbb) "Submitted Bid" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

                  (cccc) "Submitted Hold Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

                  (dddd) "Submitted Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

                  (eeee) "Submitted Sell Order" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

                  (ffff) "Sufficient Clearing Bids" shall have the meaning specified in paragraph (a) of Section 3 of Part II hereof.

                  (gggg) "Treasury Index Rate" means the average yield to maturity for actively traded marketable U.S. Treasury fixed interest rate securities having the same number of 30-day periods to maturity as the length of the applicable Dividend Period, determined, to the extent necessary, by linear interpolation based upon the yield for such securities having the next shorter and next longer number of 30-day periods to maturity treating all Dividend Periods with a length greater than the longest maturity for such securities as having a length equal to such longest maturity, in all cases based upon data set forth in the most recent weekly statistical release published by the Board of Governors of the Federal Reserve System (currently in H.15(519)); provided, however, if the most recent such statistical release shall not have been published during the 15 days preceding the date of computation, the foregoing computations shall be based upon the average of comparable data as quoted to the Trust by at least three recognized dealers in U.S. Government securities selected by the Trust.

                  (hhhh) "U.S. Government Securities" mean securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States of America or any agency or instrumentality of the United States of America, the obligations of which are backed by the full faith and credit of the United States of America and in the form of conventional bills, bonds and notes.

                  (iiii) "Valuation Date" means every Friday, or, if such day is not a Business Day, the next preceding Business Day; provided, however, that the first Valuation Date may occur on any other date established by the Trust; provided, further, however, that such date shall be not more than one week from the date on which ARPS Series M, W, T or F initially are issued.

                  (jjjj) "Winning Bid Rate" has the meaning set forth in Section 3(a)(iii) of Part II hereof.

         2. Interpretation. References to sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs are to such sections, subsections, clauses, sub-clauses, paragraphs and subparagraphs contained in Part I, Part II or Part III of this Statement, as the case may be, unless specifically identified otherwise.

                               [End of Statement]

                                  ATTACHMENT B

                           RATINGS OF DEBT SECURITIES

      The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                              MOODY'S BOND RATINGS

      Moody's describes its ratings for corporate bonds as follows:

      Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

      A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                         MOODY'S MUNICIPAL BOND RATINGS

      Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa: Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A: Bonds rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa: Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Caa: Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      C: Bonds rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Bonds in the Aa group which Moody's believes possess the strongest investment attributes are designated by the symbol Aa1.

Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.

                              MOODY'S DUAL RATINGS

      In the case of securities with a demand feature, two ratings are assigned: one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature.

                         MOODY'S SHORT-TERM LOAN RATINGS

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade or (MIG). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.

      A short-term rating may also be assigned on an issue having a demand feature variable rate demand obligation (VRDO). Such ratings will be designated as VMIG or, if the demand feature is not rated, as NR. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

      A VMIG rating may also be assigned to commercial paper programs. Such programs are characterized as having variable short-term maturities but having neither a variable rate nor demand feature.

      Moody's short-term ratings are designated Moody's Investment Grade as MIG 1 or VMIG 1 through MIG 4 or VMIG 4.

      Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3: This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4: This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

                        MOODY'S COMMERCIAL PAPER RATINGS

      Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

PRIME-1: Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on Funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or related supported institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

      Note: A Moody's commercial paper rating may also be assigned as an evaluation of the demand feature of a short-term or long-term security with a put option.

                                S&P BOND RATINGS

      S&P describes its ratings for corporate bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposure to adverse conditions.

                           S&P MUNICIPAL BOND RATINGS

      An S&P municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based, in varying degrees, on the following considerations: likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

                                       AAA

      Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

                                       AA

      Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

      Note: Ratings within the AA and A major rating categories may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standing.

                                S&P DUAL RATINGS

      S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).

                           S&P MUNICIPAL NOTE RATINGS

      An S&P note rating reflects the liquidity factors and market-access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be treated as a note); and source of payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note).

      Note rating symbols and definitions are as follows:

SP-1: Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                          S&P COMMERCIAL PAPER RATINGS

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

      Rating categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues with this rating are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt with this rating is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless it is believed that such payments will be made during such grace period.

                       FITCH INVESTMENT GRADE BOND RATINGS

      Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

      Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

      Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

      Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

      Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

                                 RATINGS OUTLOOK

      An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

                      FITCH SPECULATIVE GRADE BOND RATINGS

      Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization of liquidation.

      The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer or possible recovery value in bankruptcy, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

      Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor.

"DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                            FITCH SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.

      LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                                  ATTACHMENT C

                        TRUSTEES AND OFFICERS INFORMATION

                              AS OF MARCH 12, 2002


================================================================================

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities.

================================================================================
                        TRUSTEE
  NAME, YEAR OF BIRTH   AND/OR                                        OTHER
 AND POSITION(S) HELD   OFFICER      PRINCIPAL OCCUPATION(S)     DIRECTORSHIP(S)
    WITH THE TRUST        SINCE        DURING PAST 5 YEARS       HELD BY TRUSTEE
--------------------------------------------------------------------------------
INTERESTED PERSON
Robert H. Graham* -        2002    Chairman, President and      None
1946 Trustee, Chairman             Chief Executive Officer,
and President                      A I M Management Group Inc.
                                   (financial services holding
                                   company); Chairman and
                                   President, A I M Advisors,
                                   Inc. (registered investment
                                   advisor); Chairman,  A I M
                                   Capital Management, Inc.
                                   (registered  investment
                                   advisor), A I M
                                   Distributors, Inc.
                                   (registered broker dealer),
                                   A I M Fund Services, Inc.,
                                   (registered transfer agent)
                                   and Fund Management Company
                                   (registered broker dealer);
                                   and Director and Vice
                                   Chairman, AMVESCAP PLC
                                   (parent of AIM and a global
                                   investment management firm)

INDEPENDENT
TRUSTEES


Frank S. Bayley - 1939     2002    Of Counsel, law firm of      Badgley Funds,
Trustee                            Baker & McKenzie             Inc. (registered
                                                                investment
                                                                company)
--------------------------------------------------------------------------------

--------
* Mr. Graham is considered an interested person of the Trust because he is an officer and a director of the advisor to the Trust.

================================================================================

                         TRUSTEE
  NAME, YEAR OF BIRTH    AND/OR                                       OTHER
 AND POSITION(S) HELD    OFFICER     PRINCIPAL OCCUPATION(S)     DIRECTORSHIP(S)
    WITH THE TRUST        SINCE        DURING PAST 5 YEARS       HELD BY TRUSTEE
--------------------------------------------------------------------------------
Bruce L. Crockett -        2002    Chairman, Crockett           ACE Limited
1944 Trustee                       Technology Associates        (insurance
                                   (technology consulting       company); and
                                    company)                    Captaris, Inc.
                                                                (unified
                                                                messaging
                                                                provider)

Albert R. Dowden -         2002    Chairman, Cortland Trust,    None
1941 Trustee                       Inc. (registered investment
                                   company) and DHJ Media,
                                   Inc.; Director, Magellan
                                   Insurance Company; Member
                                   of Advisory Board of Rotary
                                   Power International
                                   (designer, manufacturer,
                                   and seller of rotary power
                                   engines); formerly,
                                   Director, President and
                                   CEO, Volvo Group North
                                   America, Inc.; and director
                                   of  various affiliated
                                   Volvo companies

Edward K. Dunn, Jr.        2002    Formerly, Chairman,          None
-1935 Trustee                      Mercantile Mortgage Corp.;
                                   Vice Chairman, President
                                   and Chief Operating
                                   Officer, Mercantile-Safe
                                   Deposit & Trust Co.; and
                                   President, Mercantile
                                   Bankshares Corp.

Jack M. Fields - 1952      2002    Chief Executive Officer,     Administaff
Trustee                            Twenty First Century Group,
                                   Inc. (government affairs
                                   company)

Carl Frischling** -1937    2002                                 Cortland Trust,
Trustee                            Partner, law firm of Kramer  Inc. (registered
                                   Levin Naftalis and Frankel   investment
                                   LLP                          company)

Prema Mathai-Davis -       2002    Formerly, Chief Executive
1950 Trustee                       Officer, YWCA of the USA     None
================================================================================

** The law firm in which Mr. Frischling is a partner is counsel to the independent directors/trustees of the AIM Funds and the AIM Funds pay such firm's fees. The AIM Funds believe that Mr. Frischling is not an interested person of the AIM Funds solely as a result of this relationship and are currently communicating with the SEC to confirm their view.

================================================================================
                         TRUSTEE
  NAME, YEAR OF BIRTH    AND/OR                                       OTHER
 AND POSITION(S) HELD    OFFICER     PRINCIPAL OCCUPATION(S)     DIRECTORSHIP(S)
    WITH THE TRUST        SINCE        DURING PAST 5 YEARS       HELD BY TRUSTEE
--------------------------------------------------------------------------------
Lewis F. Pennock -         2002    Partner, law firm of         None
1942 Trustee                       Pennock & Cooper

Ruth H. Quigley - 1935     2002    Retired                      None
Trustee

Louis S. Sklar - 1939      2002    Executive Vice President,    None
Trustee                            Development and Operations,
                                   Hines Interests Limited
                                   Partnership (real estate
                                   development company)
================================================================================

================================================================================
                        TRUSTEE
  NAME, YEAR OF BIRTH   AND/OR                                        OTHER
 AND POSITION(S) HELD   OFFICER      PRINCIPAL OCCUPATION(S)     DIRECTORSHIP(S)
    WITH THE TRUST        SINCE        DURING PAST 5 YEARS       HELD BY TRUSTEE
--------------------------------------------------------------------------------
OTHER OFFICERS
Carol F. Relihan -1954     2002    Director, Senior Vice        N/A
Senior Vice President              President, General Counsel
and Secretary                      and Secretary, A I M
                                   Advisors, Inc. and A I M
                                   Management Group Inc.;
                                   Director, Vice President
                                   and General Counsel, Fund
                                   Management Company; and
                                   Vice President, A I M Fund
                                   Services, Inc., A I M
                                   Capital Management, Inc.
                                   and A I M Distributors, Inc.

Melville B. Cox - 1943     2002    Vice President and Chief     N/A
Vice President                     Compliance Officer, A I M
                                   Advisors, Inc. and A I M
                                   Capital Management, Inc.;
                                   and Vice President, A I M
                                   Fund Services, Inc.

Dana R. Sutton - 1959      2002    Vice President and Fund      N/A
Vice President and                 Treasurer, A I M Advisors,
Treasurer                          Inc.
================================================================================

                        TRUSTEE OWNERSHIP OF FUND SHARES

================================================================================
                                                     AGGREGATE DOLLAR RANGE OF
                                                      EQUITY SECURITIES IN ALL
                                                       REGISTERED INVESTMENT
                                                       COMPANIES OVERSEEN BY
                        DOLLAR RANGE OF EQUITY       TRUSTEE IN THE AIM FAMILY
  NAME OF TRUSTEE       SECURITIES OF THE FUND    OF FUNDS--Registered Trademark--
--------------------------------------------------------------------------------
Robert H. Graham                 - 0 -                     Over $100,000
Frank S. Bayley                  - 0 -                   $10,001 - $50,000
Bruce L. Crockett                - 0 -                        $1 - $10,000
Albert R. Dowden                 - 0 -                    Over $100,000
Edward K. Dunn, Jr.              - 0 -                    Over $100,000(1)
Jack M. Fields                   - 0 -                    Over $100,000(1)
Carl Frischling                  - 0 -                    Over $100,000(1)
Prema Mathai-Davis               - 0 -                    Over $100,000(1)
Lewis F. Pennock                 - 0 -                   $10,001 - $50,000
Ruth H. Quigley                  - 0 -                        $1 - $10,000
Louis S. Sklar                   - 0 -                    Over $100,000(1)
================================================================================





-----------------------------
(1) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a Deferred Compensation Plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                  ATTACHMENT D

                           TRUSTEE COMPENSATION TABLE


            Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2001:

================================================================================
                                      RETIREMENT
                        AGGREGATE      BENEFITS     ESTIMATED        TOTAL
                       COMPENSATION     ACCRUED       ANNUAL      COMPENSATION
                         FROM THE       BY ALL     BENEFITS UPON  FROM ALL AIM
TRUSTEE                  TRUST(1)      AIM FUNDS   RETIREMENT(2)   FUNDS(3)(4)
-------                  --------      ---------   -------------   -----------
Frank S. Bayley            -0-            -0-         $75,000       $112,000
Bruce L. Crockett          -0-         $36,312         75,000        126,500
Albert R. Dowden           -0-           3,193         75,000        126,500
Edward K. Dunn, Jr.        -0-           8,174         75,000        126,500
Jack M. Fields             -0-          19,015         75,000        126,000
Carl Frischling(5)         -0-          54,394         75,000        126,000
Prema Mathai-Davis         -0-          21,056         75,000        126,500
Lewis F. Pennock           -0-          37,044         75,000        126,500
Ruth H. Quigley            -0-            -0-          75,000        112,500
Louis S. Sklar             -0-          53,911         75,000        123,000

(1) The Trust was organized on March 12, 2002. It is anticipated that for the period March 12, 2002 to December 31, 2002, each of the listed trustees will receive approximately $______ in compensation from the Trust. Robert
      H. Graham, as an interested person of the Trust, receives no compensation or retirement benefits from the Trust or from the AIM Funds.

(2) Amounts shown assume each trustee serves until his or her normal retirement date.

(3) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(4) During the year ended December 31, 2001, all AIM Funds received reimbursement of total compensation paid to trustees of $31,500.

(5) Mr. Frischling is a partner of Kramer Levin Naftalis & Frankel LLP, counsel to the independent trustees of the Trust.

                         REPORT OF INDEPENDENT AUDITORS

                                       AND

                              FINANCIAL STATEMENTS

                     [INSERT REPORT OF INDEPENDENT AUDITORS]

               [UNAUDITED FINANCIAL STATEMENT AS OF JUNE 30, 2002]

                          [INSERT FINANCIAL STATEMENTS]

                                PART C - OTHER INFORMATION


Item 24:  Financial Statements and Exhibits

      1.    Financial Statements:

            Part A - None

            Part B - To be filed by Pre-Effective Amendment

      2.    Exhibits:

            a.1 Amended and Restated Agreement and Declaration of Trust of Registrant, dated May 15, 2002.(1)

            a.2 Amendment No. 1 to Amended and Restated Agreement and Declaration of Trust of Registrant. (2)

            b.        Amended and Restated By-Laws of Registrant.(1)

            c.        None.

            d.        Form of Share Certificate.(2)

            e.        None.

            f.        None.

            g.1 Master Investment Advisory Agreement, dated May 15, 2002 between Registrant and A I M Advisors, Inc.(1)

            g.2 Master Sub-Advisory Contract, dated May 15, 2002 between A I M Advisors, Inc. and INVESCO Institutional (N.A.), Inc.(1)

            h.        Form of Underwriting Agreement.

            i.1 AIM Retirement Plan for Eligible Directors/Trustees, as restated October 1, 2001.(1)

            i.2 AIM Funds Deferred Compensation Plan for Registrant's Non-Affiliated Directors, as amended September 28, 2001.(1)

            j.1.a. Master Custody Contract, dated May 1, 2002 between Registrant and State Street Bank and Trust Company. (1)

            j.1.b. Amendment, dated June 29, 2001, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(1)
            j.1.c. Amendment, dated April 2, 2002, to Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(1)

            j.2 Subcustodian Agreement, dated January 20, 1993, between the Registrant, State Street Bank and Trust Company and The Bank of New York.(1)

            k.1 Form of Transfer, Dividend Disbursement and Auction Agency Agreement.(2)

            k.2 Master Administrative Services Agreement, dated May 15, 2002, between Registrant and A I M Advisors, Inc.(1)

            l.1       Opinion and Consent of Ballard Spahr Andrews & Ingersoll,
                      LLP.(2)

            l.2       Consent of Ballard Spahr Andrews & Ingersoll, LLP.

            m.        None.

            n.        Consent of Independent Auditors. (2)

            o.        None.

            p. Initial Capitalization Agreement, dated May 15, 2002 between Registrant and A I M Advisors, Inc.(1)

            q.        None.

            r.1 The A I M Management Group Inc. Code of Ethics, as revised February 24, 2000.(1)

            r.2       Code of Ethics of INVESCO Institutional (N.A.), Inc.(1)

            r.3 AIM Funds Code of Ethics of Registrant, effective September 23, 2000.(1)


-------------------------------------------

(1) Incorporated by reference to the Registrant's electronic filing of Pre-effective Amendment No. 2, on Form N-2 under the Securities Act of 1933 on May 24, 2002, File Nos. 333-84256 and 811-21048.

(2)   To be filed by pre-effective amendment to this Registration Statement

Item 25:  Marketing Arrangements

      See the Underwriting Agreement filed as Exhibit h to this Registration Statement.

Item 26:  Other Expenses of Issuance and Distribution

      Securities and Exchange Commission fees                   $*
      [National Association of Securities Dealers,
         Inc. fees]                                              *
      Printing and engraving expenses                            *
      Legal Fees                                                 *
      Accounting expenses                                        *
      Blue Sky filing fees and expenses                          *
      Transfer agent fees                                        *
      Miscellaneous expenses                                     *
                                                           -------
      Total                                                     $*
                                                           =======

------------
* To be filed by Pre-Effective Amendment.

Item 27:  Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 28:  Number of Holders of Securities

   At ______, 2002

                     Title of Class                         Number of Record Holders
                     --------------                         ------------------------
       Common Shares, $0.001 par value
       Series M Preferred Shares, par value $0.001
          per share
       Series W Preferred Shares, par value $0.001
          per share
       Series T Preferred Shares, par value $0.001
          per share
       Series F Preferred Shares, par value $0.001
          per share

Item 29:  Indemnification

      Section 8.2 of Article VIII of the Registrant's Amended and Restated Agreement and Declaration of Trust provides as follows:

            Section 8.2 Indemnification of Covered Persons. Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the Bylaws and other applicable law.

      Section 1.2(g) of Article I of the Registrant's Amended and Restated Agreement and Declaration of Trust provides as follows:

            (g) "Covered Person" means a person who is or was a Trustee, officer, employee or agent of the Trust, or is or was serving at the request of the Trustees as a director, trustee, partner, officer, employee or agent of a corporation, trust, partnership, joint venture or other enterprise;

      The trustees and officers of the Registrant are covered by one Errors and Omission policy in the aggregate amount of $35,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of Registrant or where he or she had reasonable cause to believe this conduct was unlawful).

      Section 8 of the Form of Underwriting Agreement filed as Exhibit h to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

      Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30:  Business and Other Connections of Investment Adviser

      The only employment of a substantial nature of AIM's directors and officers is with AIM and its affiliated companies. Reference is also made to the caption "Management of the Fund - Investment Adviser and Subadviser" of the Prospectus which compromises Part A of the Registration Statement, and to the caption "Investment Advisers" of the Statement of Additional Information which compromises Part B of the Registration Statement.

      The only employment of a substantial nature of INVESCO's directors and officers is with INVESCO and its affiliated companies. Reference is also made to the caption "Management of the Fund - Investment Adviser and Subadviser" of the Prospectus which compromises Part A of the Registration Statement, and to the caption "Investment Advisers" of the Statement of Additional Information which compromises Part B of the Registration Statement.

Item 31:  Location of Accounts and Records

      A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046 maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser.

      INVESCO Institutional (N.A.), Inc., 1360 Peachtree Street, N.E., Atlanta, Georgia 30309, maintains certain advisory material of the subadviser.

      INVESCO Realty Advisors, a division of INVESCO Institutional (N.A.), Inc., One Lincoln Centre, Suite 700, 500 LBJ Freeway/LB2, Dallas, TX 75240, maintains certain advisory material of the subadviser.

      A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent, ___________________.

Item 32:  Management Services

      Not applicable.

Item 33:  Undertakings

      1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

      2.    Not applicable.

      3.    Not applicable.

      4.    Not applicable.

      5.    The Registrant undertakes that:

            a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

            b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Houston, and State of Texas, on the 13th day of June, 2002.

                                     AIM SELECT REAL ESTATE INCOME FUND


                                     /s/ ROBERT H. GRAHAM
                                     -----------------------------------
                                     Robert H. Graham, President

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

           SIGNATURE                            TITLE                       DATE
           ---------                            -----                       ----
     /s/ ROBERT H. GRAHAM           Chairman, Trustee & President       June 13, 2002
     -----------------------        (Principal Executive Officer)
       (Robert H. Graham)

     /s/ FRANK S. BAYLEY                       Trustee                  June 13, 2002
     -----------------------
        (Frank S. Bayley)

     /s/ BRUCE L. CROCKETT                     Trustee                  June 13, 2002
     -----------------------
       (Bruce L. Crockett)

     /s/ ALBERT R. DOWDEN                      Trustee                  June 13, 2002
     -----------------------
       (Albert R. Dowden)

     /s/ EDWARD K. DUNN, JR.                   Trustee                  June 13, 2002
     -----------------------
      (Edward K. Dunn, Jr.)

     /s/ JACK M. FIELDS                        Trustee                  June 13, 2002
     -----------------------
        (Jack M. Fields)

     /s/ CARL FRISCHLING                       Trustee                  June 13, 2002
     -----------------------
        (Carl Frischling)

     /s/ PREMA MATHAI-DAVIS                    Trustee                  June 13, 2002
     -----------------------
      (Prema Mathai-Davis)

     /s/ LEWIS F. PENNOCK                      Trustee                  June 13, 2002
     -----------------------
       (Lewis F. Pennock)

     /s/ RUTH H. QUIGLEY                       Trustee                  June 13, 2002
     -----------------------
        (Ruth H. Quigley)

     /s/ LOUIS S. SKLAR                        Trustee                  June 13, 2002
     -----------------------
        (Louis S. Sklar)

     /s/ DANA R. SUTTON              Vice President & Treasurer         June 13, 2002
     -----------------------          (Principal Financial and
        (Dana R. Sutton)                 Accounting Officer)

                               INDEX TO EXHIBITS

h.        Form of Underwriting Agreement
1.2       Consent of Ballard Spahr Andrews & Ingersoll, LLP.